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Exhibit 10.16

SECOND AMENDED AND RESTATED CREDIT AGREEMENT,

dated as of November [    ], 2004,

among

U.S. SHIPPING PARTNERS L.P.
U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC,
ITB GROTON LLC,
ITB JACKSONVILLE LLC,
ITB MOBILE LLC,
ITB NEW YORK LLC,
ITB PHILADELPHIA LLC,
USS CHARTERING LLC,
USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER LLC,
USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC
USCS ATB LLC
as the Borrowers,

and

CERTAIN COMMERCIAL LENDING INSTITUTIONS,
as the Lenders,

CANADIAN IMPERIAL BANK OF COMMERCE
as Letter of Credit Issuer,

CANADIAN IMPERIAL BANK OF COMMERCE,
as the Administrative Agent for the Lenders,

KEYBANK NATIONAL ASSOCIATION,
as the Collateral Agent,

and

CIBC WORLD MARKETS CORP.,
as Sole Lead Arranger and Sole Bookrunner

i

v

TABLE OF CONTENTS

SCHEDULE I	—	Disclosure Schedule
SCHEDULE II	—	Description of Vessels
EXHIBIT A	—	Form of Revolving Note
EXHIBIT B	—	Form of Term Note
EXHIBIT C	—	Form of Borrowing Request
EXHIBIT D	—	Form of Continuation/Conversion Notice
EXHIBIT E	—	Form of Lender Assignment Agreement
EXHIBIT F-1	—	Form of Opinion of Counsel to the Borrower
EXHIBIT F-1	—	Form of Opinion of Special Counsel to the Borrower
EXHIBIT G	—	Form of Amended and Restated Mortgage
EXHIBIT H	—	Form of Pledge Agreement
EXHIBIT I-1	—	Form of Security Agreement
EXHIBIT I-2	—	Form of Amendment to Security Agreement
EXHIBIT J	—	Form of Guaranty
EXHIBIT K-1	—	Form of Omnibus Acknowledgment of Third Party Agreements
EXHIBIT K-2	—	Form of Third Party Consent (Charters)
EXHIBIT K-3	—	Form of Acknowledgment to Third Party Consent (Charters)
EXHIBIT L	—	Form of Amended and Restated Cash Collateral Control Agreement
EXHIBIT M	—	Form of Solvency Certificate
EXHIBIT N	—	Form of Additional Lender Certificate
EXHIBIT O	—	Form of Lender Addendum Agreement
EXHIBIT P	—	Form of Exemption Certificate
EXHIBIT Q	—	Projections
EXHIBIT R	—	Form of General Partner Letter

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November [    ], 2004, among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the "MLP"), U.S. SHIPPING OPERATING LLC, a Delaware limited liability company ("Operating LLC"), ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company ("Charter LLC"), USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company ("Chemical Chartering"), USCS CHEMICAL PIONEER LLC, a Delaware limited liability company ("Chemical Pioneer"), USCS CHARLESTON LLC, a Delaware limited liability company ("Charleston"), USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company ("USCS Chartering"), USCS ATB LLC, a Delaware limited liability company ("ATB LLC") (each of the foregoing being individually called a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Letter of Credit Issuer, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent (in such capacity together with its successors in such capacity, the "Administrative Agent") for the Lenders, KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") for the Secured Parties (as hereinafter defined).

W I T N E S S E T H:

        WHEREAS, United States Shipping Master LLC, a Delaware limited liability company ("Shipping Master"), United States Shipping LLC, United States Chemical Shipping LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, Charter LLC, USS Vessel Management, Inc., USS Transport LLC, Chemical Chartering, USCS Chemical Transport LLC, Chemical Pioneer, and Charleston (collectively, the "Existing Borrowers"), the Lenders parties thereto (the "Existing Lenders"), Canadian Imperial Bank of Commerce, as Letter of Credit Issuer, Canadian Imperial Bank of Commerce, as Administrative Agent and National City Bank, as collateral agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, as amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004 (as further amended or modified, the "Existing Credit Facility"); and

        WHEREAS, Shipping Master intends to reorganize and restructure in part by creating MLP and offering ownership of MLP to the public through the sale of common units representing limited partner interests in MLP (the "Equity Offering");

        WHEREAS, Shipping Master intends to use a portion of the proceeds raised through the Equity Offering to prepay (the "Offering Prepayment") a portion of the outstanding indebtedness under the Existing Credit Facility;

        WHEREAS, through the execution of this Agreement, the Existing Lenders intend to, and hereby do, waive those provisions in the Existing Credit Facility that are necessary in order to enable the reorganization and restructuring of Shipping Master and facilitate the Equity Offering as described in the Final Prospectus, dated October [    ], 2004, filed by MLP with the United States Securities and Exchange Commission;

        WHEREAS, MLP, Operating LLC, USCS Chartering and ATB LLC intend to assume pursuant hereto all of the outstanding obligations of the Existing Borrowers outstanding under the Existing Credit Facility;

        WHEREAS, Chemical Pioneer, and its wholly-owned Subsidiaries, intend to directly assume pursuant hereto $2,500,000, and only $2,500,000, of the obligations of the Existing Borrowers outstanding under the Existing Credit Facility (the "Chemical Pioneer Debt");

        WHEREAS, the parties hereto intend to amend and restate the Existing Credit Facility in order to, among other things, (a) restructure, rearrange, renew, extend and continue all remaining indebtedness and Letters of Credit outstanding under the Existing Credit Facility (the "Existing Indebtedness") after taking into effect the Offering Prepayment, (b) remove Shipping Master, among others, as a Borrower, (c) add MLP and Operating LLC, among others, as Borrowers, and add Chemical Pioneer and Chemical Chartering as Guarantors, (d) reduce the Commitment Amount (as defined in the Existing Credit Agreement) to the Commitment Amount (as hereinafter defined) and (e) modify the commitments from the Lenders pursuant to which Loans will be made by the Lenders to the Borrowers from time to time prior to the Commitment Termination Date and Letters of Credit will be issued by the Letter of Credit Issuer under the several responsibilities of the Lenders for the account of the Borrowers from time to time prior to the Commitment Termination Date.

        NOW, THEREFORE, the parties hereto agree that the Existing Indebtedness shall become Indebtedness under this Agreement and further agree that the Existing Credit Agreement is amended and restated in its entirety as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

        SECTION 1.1.    Defined Terms.    The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof)

        "Additional Lender Certificate" means an Additional Lender Certificate substantially in the form of Exhibit N hereto.

        "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

        "Administrative Agent's Fee Letter and Arranger's Fee Letter" is defined in Section 3.3.4.

        "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

  (a)
  to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

  (b)
  to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

        "Affiliated Fund" means, with respect to any Lender that is a fund that invests (in whole or in part) in bank loans, any other fund that invests (in whole or in part) in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

        "Agreement" means, on any date, this Second Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

        "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

  (a)
  the rate of interest most recently established by CIBC at its Domestic Office as its reference rate for Dollar loans; and

  (b)
  the Federal Funds Rate most recently determined by the Administrative Agent plus .5%.

        The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by CIBC in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate.

        "Amendment to Security Agreement" means each Amendment to Security Agreement of even date herewith executed and delivered pursuant to Section 5.1.6 by each of the Existing Borrowers that is a Borrower hereunder and USCS ATB LLC in substantially the form of Exhibit I-2 hereto.

        "Annual Capital Expenditure Amount" is defined in Section 7.2.7(a).

        "Applicable Margin" means (a) at any time with respect to each Base Rate Loan, 1.0% per annum less than the then Applicable Margin for LIBO Rate Loans, and (b) with respect to each LIBO Rate Loan, which is (i) a Term Loan, 2.00% per annum or such other rate per annum as is payable on the Greenshoe Increase as determined pursuant to Section 2.1.6; or (ii) a Revolving Loan, until April 30, 2005, 2.00% per annum, and thereafter, at such times as the MLP's Total Debt Leverage Ratio for the twelve-month period ending on the last day of the Fiscal Quarter preceding the Fiscal Quarter for which such determination of the Applicable Margin is being made is (A) equal to or greater than 1.75, 2.00% per annum, (B) less than 1.75 but greater than or equal to 1.25, 1.75% per annum or (C) less than 1.25, 1.50% per annum. Changes in the Applicable Margin resulting from changes in the MLP's Total Debt Leverage Ratio will occur on the first Business Day immediately following the date that the Administrative Agent has received a compliance certificate delivered by the Borrowers pursuant to Section 7.1.1(c) demonstrating that the Total Debt Leverage Ratio has changed; provided that if the Borrowers fail to deliver any such compliance certificate within the time period required in Section 7.1.1(c), then the Total Debt Leverage Ratio shall, as of the date such compliance certificate should have been delivered to the Administrative Agent, be deemed to be greater than 1.75 until, but not including, the date on which the Borrowers deliver such compliance certificate.

        "Arranger" means CIBC World Markets Corp.

        "Assignee Lender" is defined in Section 10.11.1.

        "ATB" means a new articulated tug-barge vessel designed to transport chemicals to be constructed pursuant to the ATB Construction Contract.

        "ATB Contractor" means Southeastern New England Shipbuilding Corporation d/b/a SENESCO Marine, a Delaware corporation, and its successors.

        "ATB Construction Contract" means that Articulated Tug Barge Building Agreement, dated August 7, 2004, among the ATB Contractor, USCS ATB LLC, and United States Chemical Shipping LLC, as amended by that certain Letter Agreement dated as of August 7, 2004, as further amended by that Letter Agreement dated as of September 29, 2004, as further amended or otherwise modified from time to time.

        "ATB LLC" is defined in the preamble.

        "Authorized Officer" means, relative to any Loan Party, its chairman, chief executive officer, president, chief financial officer, vice president, secretary or treasurer whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.1.

        "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

        "Borrower" is defined in the preamble.

        "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

        "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the General Partner or one of the Borrowers, substantially in the form of Exhibit C hereto.

        "Business" means the acquisition, ownership, chartering, maintenance and operation of the Vessels and related assets.

        "Business Day" means

  (a)
  any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York; and

  (b)
  relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

        "Capital Expenditures" means, for any period, the sum of

  (a)
  the aggregate amount of all expenditures of the MLP and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

  (b)
  the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

        "Capitalized Lease Liabilities" means all monetary obligations of the MLP or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

        "Cash Collateral Control Agreement" means that certain Amended and Restated Cash Collateral Control Agreement of even date herewith entered into by and among the Borrowers, the Collateral Agent and the Administrative Agent in substantially the form of Exhibit L hereto, as amended, supplemented, restated and otherwise modified from time to time.

        "Cash Equivalent Investment" means, at any time:

  (a)
  any evidence of Indebtedness, maturing not more than three months after such time, issued or fully guaranteed by the United States Government or any agency thereof;

  (b)
  commercial paper, maturing not more than three months from the date of issue, which is issued by a corporation (other than an Affiliate of any of the Loan Parties) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by S&P Corporation or P-l by Moody's;

  (c)
  any certificate of deposit or bankers acceptance and eurodollar time deposits, maturing not more than three months after such time, which is issued by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000;

  (d)
  any repurchase agreement entered into with any other commercial banking institution of the stature referred to in clause (c) which

  (i)
  is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c); and

    (ii)
    has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such other commercial banking institution thereunder;

  (e)
  securities with maturities of three months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority are rated at least A by S&P or A by Moody's; or

  (f)
  shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition.

        "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

        "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

        "Change in Control" means

  (a)
  the occurrence of any transaction, the result of which is that Sterling and Management, and Related Parties of each, beneficially own in the aggregate, directly or indirectly, less than 51% of the total voting power entitled to vote for the election of directors of the General Partner;

  (b)
  the occurrence of any transaction or event, the result of which is that the General Partner is no longer the sole general partner of MLP;

  (c)
  the liquidation or dissolution of MLP or the General Partner;

  (d)
  the sale, lease, conveyance or other disposition of all or substantially all of the MLP's assets to any Person or group (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934); or

  (e)
  the failure of the MLP to own, directly or indirectly, free and clear of all Liens or other encumbrances other than Liens in favor of the Collateral Agent, 100% of the ownership interests of the other Borrowers.

        "Charleston" is defined in the preamble.

        "Charter" means each "time charter" (as defined in the Support Agreement and used herein with the same meaning) or contract of affreightment covering a Vessel or the ATB.

        "Chemical Chartering" is defined in the preamble.

        "Chemical Chartering Lease" means each of (a) that certain bareboat charter agreement entered into by Chemical Chartering with Chemical Pioneer whereby Chemical Chartering agrees to charter the S.S. Chemical Pioneer and (b) each bareboat charter agreement entered into by Chemical Chartering with any Loan Party that owns a Vessel, whereby Chemical Chartering agrees to charter such Vessel.

        "Chemical Pioneer" is defined in the preamble.

        "CIBC" is defined in the preamble.

        "Closing Date" the first date all the conditions precedent in Article V are satisfied or waived in accordance with such Article.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

        "Collateral Agent" means KeyBank National Association, acting in its capacity as collateral agent (as trustee in respect of the Mortgages) for the Secured Parties under the Mortgages, the Pledge Agreements, the Security Agreements and under the Cash Collateral Control Agreement, together with its successors in such capacity.

        "Collateral Agent's Fee Letter" is defined in Section 3.3.5.

        "Commitment" means, as the context may require, a Lender's Revolving Commitment or Term Loan Commitment.

        "Commitment Amount" means, as the context may require, either the Revolving Commitment Amount or the Term Loan Commitment Amount.

        "Commitment Fee Rate" means (a) at any time with respect to the Delayed Draw Term Loan Commitment Amount, 0.75% per annum, and (b) at any time with respect to the Revolving Loan Commitment, 0.5% per annum.

        "Commitment Termination Date" means, as the context may require, the Delayed Draw Term Loan Commitment Termination Date, the Revolving Commitment Termination Date, or the Letter of Credit Commitment Termination Date.

        "Commitment Termination Event" means

  (a)
  the occurrence of any Default described in clause (a) through (d) of Section 8.1.9 with respect to the General Partner, any Loan Party or any of their Subsidiaries; or

  (b)
  the occurrence and continuance of any other Event of Default and either

  (i)
  the declaration of the Loans to be due and payable pursuant to Section 8.3, or

  (ii)
  in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Majority Lenders, to the Borrowers that the Commitments have been terminated.

        "Consolidated Pro Forma EBITDA" means, for any period, for the MLP and its Subsidiaries on a consolidated basis, an amount equal to (x) the sum of (a) consolidated Net Income, (b) consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, to the extent used or included in the determination of such consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such consolidated Net Income, (e) any amounts due to USS Chartering LLC pursuant to the Support Agreement during such period (net of permitted set offs under the Support Agreement) to the extent not included in calculating consolidated Net Income for such period, (f) with respect to periods ending prior to the Effective Date, the Management Fee accruing during such period to the extent deducted in calculating consolidated Net Income for such period, (g) management bonuses paid in connection with the completion of the Equity Offering, costs incurred during the 2004 Fiscal Year in connection with coming into compliance with the Sarbanes-Oxley Act of 2002, and the cost of preparing and mailing Schedule K-1s for the 2004 Fiscal Year, to the extent deducted in calculating consolidated Net Income for such period, in an amount not to exceed $2,000,0000 in the aggregate, and (h) any other pro forma adjustments which shall be made in the judgment of the Administrative Agent; minus (y) without duplication of amounts deducted in respect of set offs pursuant to clause (e) above, any amounts payable by USS Chartering LLC pursuant to the Support Agreement accruing during such period to the extent not deducted in calculating consolidated Net Income for such period; provided, however, that each of the foregoing clauses (a), (b), (c), and (d) shall be calculated after giving pro forma effect, subject to the discretion of the Administrative Agent, to any Vessel Acquisition completed during such period as if such Vessel Acquisition occurred on the first day of such period; except that for any calculation period ending on or before March 31,

2005, Consolidated Pro Forma EBITDA shall be (i) calculated with respect to Chemical Pioneer and Charleston pursuant to the following formula:

Consolidated Pro Forma EBITDA = {[1.00 - (A/365)] times X} + Y where, as of any date of determination, (1) A equals the number of calendar days elapsed since May 1, 2004 for calculations made with respect to Chemical Pioneer and Charleston; (2) X equals $5,100,000 for calculations made with respect to Chemical Pioneer and $10,200,000 for calculations made with respect to Charleston; and (3) Y equals the actual financial operating results for the respective period for Chemical Pioneer and Charleston from the period beginning on May 1, 2004, and ending on the date of such determination and (ii) deemed increased by $664,000 as a result of vessel modification charges in respect of the Charleston.

        "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the equity interests of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

        "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of each of the Borrowers, substantially in the form of Exhibit D hereto.

        "Contribution Agreement" means that certain Contribution, Conveyance and Assumption Agreement, dated as of the Closing Date, by and among Shipping Master, the MLP, the Operating LLC and the other Borrowers party thereto as in effect on the Closing Date.

        "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

        "Credit Exposure" means, relative to any Lender, at any time, the sum of (a) its Revolving Commitment including the Letter of Credit Sublimit (or if the Revolving Commitments have expired or been terminated, the aggregate unpaid principal amount of its Revolving Loans), and (b) the unpaid principal amount of its Term Loans.

        "Credit Extension" means each of the following: (a) a Loan, and (b) the issuance, renewal or extension of a Letter of Credit or an increase in the amount of a Letter of Credit.

        "Credit Facility Pro Rata Share" means, with respect to any prepayment (whether voluntary or involuntary and for purposes hereof, including any requirement to cash collateralize) of any Credit Extension to be made on any date pursuant to Section 3.1(d), (e) or (f), a fraction (expressed as a percentage) (x) the numerator of which is the difference between (i) the Total Prepayment Amount with respect to such prepayment to be made on such date minus (ii) the Relevant Secured Hedge Obligations with respect to such prepayment to be made on such date, and (y) the denominator of which is the Total Prepayment Amount with respect to such prepayment to be made on such date.

        "Debt" means the outstanding principal amount of all Indebtedness of the MLP and its Subsidiaries of the nature referred to in clauses (a), (b), (c) and (f) of the definition of "Indebtedness".

        "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Delayed Draw Term Lender" means each Lender which from time to time has a commitment hereunder to make, or which has made, a Delayed Draw Term Loan and their successors and permitted assignees.

        "Delayed Draw Term Loan" is defined in Section 2.1.3.

        "Delayed Draw Term Loan Commitment Amount" means on the Closing Date, but prior to the Delayed Draw Term Loan Commitment Termination Date, $30,000,000, and zero thereafter, unless otherwise increased pursuant to Section 2.1.6.

        "Delayed Draw Term Loan Commitment Termination Date" means November    , 2005.

        "Disclosure Schedule" means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Loan Parties with the written consent of the Administrative Agent and the Majority Lenders.

        "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

        "Distribution" for any Person means, with respect to any shares of capital stock, any units, any partnership interests, any membership interests, or equity securities or ownership interests issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities or interests, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities, and (c) any other payment by such Person with respect to such securities or interests.

        "Dollar" and the sign "$" mean lawful money of the United States.

        "Domestic Office" means, relative to any Lender, the office of such Lender designated as such in the Lender Addendum Agreement or designated in the Lender Assignment Agreement executed by such Lender or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

        "Draw Date" is defined in Section 2.5.2.

        "Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

        "Eligible Assignee" means (a) a Lender, (b) an Affiliate of a Lender, (c) a Person that is an Affiliated Fund of any Lender immediately prior to an assignment, or (d) any other Person (other than a natural Person) approved by the Administrative Agent (whose approval shall not be unreasonably withheld or delayed) and (in the case of an assignment of any portion of the Revolving Commitment) the Letter of Credit Issuer (whose approval shall not be unreasonably withheld or delayed) and as long as no Default or Event of Default shall have occurred and be continuing, the Borrowers (whose approval shall not be unreasonably withheld or delayed); provided that if the consent of the Borrowers is required pursuant to the immediately preceding clause (d) then the Borrowers shall be deemed to have given their consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrowers prior to such fifth Business Day.

        "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

        "Equity Offering" is defined in the second recital.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

        "Event of Default" is defined in Section 8.1.

        "Excluded Charter" means (i) each Existing Charter described in clauses (i) through (iv) in the definition of Existing Charters, and (ii) each Charter covering a Vessel initially owned by an Original Owner (a) entered into by a Borrower with a charterer (other than a Borrower) having a senior unsecured long-term credit rating by Moody's of Baa2 with stable outlook or better and a senior unsecured debt credit rating by S&P of BBB with stable outlook or better, in each case, at the time such Charter is entered into, (b) pursuant to which the relevant charterer is required to make payments at a Negotiated Rate which equals or exceeds the applicable rate set forth in Schedule A of the Support Agreement for such Vessel, and (c) as to which Hess is released from any obligation to make Hess Payments (as defined in the Support Agreement) pursuant to Section 8 of the Support Agreement.

        "Existing Borrowers" is defined in the first recital.

        "Existing Charters" means each of the following: (i) a time charter dated as of December 17, 1999 by and between Tug New York Company, as predecessor in interest to USS Chartering LLC, and BP West Coast Products LLC, as successor in interest to Arco Products Company, as amended by Addendum Number 1 dated April 11, 2000, Addendum Number 2 dated June 7, 2001, Addendum Number 3 dated September 18, 2001, and Addendum Number 4 dated January 1, 2002, (ii) a time charter dated as of August 24, 2000 by and between Tug New York Company, as predecessor in interest to USS Chartering LLC and BP West Coast Products LLC, successor in interest to Arco Products Company, as amended by Addendum Number 1 dated November 17, 2000, and Addendum Number 2 dated January 1, 2002, (iii) a time charter dated as of September 1, 2002, by and between USS Chartering LLC and Hess, (iv) a contract of affreightment dated as of December 17, 2002, by and between USS Chartering LLC and Shell Trading (US) Company, as amended by Addendum Number One dated July 15, 2003, (v) a contract of affreightment dated as of May 6, 2003, by and between USCS Chemical Chartering LLC and The Dow Chemical Company as amended by Addendum Number 1 and Addendum Number 2, both dated May 6, 2003, Addendum Number 3, dated as of April 12, 2004, and Addendum Number 4, dated as of July 26, 2004, (vi) a contract of affreightment dated as of February 20, 2004 by and between USCS Chemical Chartering LLC and Koch Shipping, Inc., (vii) a contract of affreightment dated as of March 12, 2004, by and between USCS Chemical Chartering LLC and Shell Trading (US) Company, (viii) a contract of affreightment dated as of February 9, 2004 by and between USCS Chemical Chartering LLC and SeaRiver Maritime, Inc., (ix) a contract of affreightment dated April 8, 2004 by and between USCS Chemical Chartering LLC and PPG Industries, Inc., and (x) a contract of affreightment dated December 23, 2003 by and between USCS Chemical Chartering LLC, Lyondell Chemical Company and Equistar Chemicals, L.P.

        "Existing Credit Facility" is defined in the first recital.

        "Existing Indebtedness" is defined in the seventh recital.

        "Exiting Borrowers" means Shipping Master, United States Shipping LLC, United States Chemical Shipping LLC, USS Transport LLC, United States Chemical Shipping LLC, and USCS Chemical Transport LLC, each a Delaware limited liability company, and USS Vessel Management Inc., a Delaware corporation.

        "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a)   the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b)   if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by CIBC from three federal funds brokers of recognized standing selected by it.

        "Final Prospectus" is defined in Section 6.5.

        "Fiscal Quarter" means any quarter of a Fiscal Year.

        "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1988 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

        "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

        "GAAP" is defined in Section 1.4.

        "General Partner" means US Shipping General Partner LLC, a Delaware limited liability company and sole general partner of MLP.

        "Governmental Authority" means any nation or government, any state, federal or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guarantor" means any Person delivering a Guaranty pursuant to the Loan Documents.

        "Guaranty" means any guaranty from any Person delivered pursuant to the Loan Documents, substantially in the form of Exhibit J or in such other form as acceptable to the Administrative Agent.

        "Hazardous Material" means

          (a)   any "hazardous substance", as defined by CERCLA;

          (b)   any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c)   any petroleum product; or

          (d)   any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

        "Hedge Agreements" means all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect any

Borrower against fluctuations in interest rates including all confirmations and schedules related thereto and all credit support documents and related margin accounts delivered in connection therewith.

        "Hedge Counterparties" means any party to a Hedge Agreement other than a Borrower.

        "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price arrangements and all other agreements or arrangements designed to protect any Borrower against fluctuations in currency exchange rates or commodity prices.

        "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

        "Hess" means Amerada Hess Corporation, a Delaware corporation.

        "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Loan Party, any qualification or exception to such opinion or certification

          (a)   which is of a "going concern" or similar nature;

          (b)   which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c)   which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrowers to be in default of any of their obligations under Section 7.2.4.

        "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of eusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

        "Indebtedness" of any Person means, without duplication:

          (a)   all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b)   all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c)   all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d)   all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined other than accounts payable, deferred revenue and accrued operating expenses incurred in the ordinary course of business in each case to the extent not otherwise constituting Indebtedness under the other terms of this definition;

          (e)   net liabilities of such Person under all Hedging Obligations;

          (f)    whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding any obligations of any

  Borrower, or any wholly-owned Subsidiary of any Borrower, incurred pursuant to the ATB Construction Contract), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (g)   all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

        "Indemnified Liabilities" is defined in Section 10.4.

        "Indemnified Parties" is defined in Section 10.4.

        "Initial Draw Term Loan" is defined in Section 2.1.1.

        "Initial Draw Term Loan Commitment Amount" means on the Closing Date, $100,000,000, and zero thereafter, unless otherwise increased pursuant to Section 2.1.6.

        "Insurance Related Capital Expenditures" means Capital Expenditures to the extent funded with proceeds received by the Borrowers under any casualty insurance policy.

        "Interest Charges" means, for any period, for the MLP and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees (including fees payable with respect to Letters of Credit), charges and related expenses of the MLP and its Subsidiaries in connection with borrowed money (including capitalized interest and securitization expense) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrowers and their Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP; provided that for purposes of calculation of twelve-month Interest Charges for any period ending on or before September 30, 2005, such Interest Charges shall be calculated pursuant to the following formula:

Interest Charges =	X A	x 365

where as of any date of determination, (1) A equals the actual number of calendar days elapsed since the Effective Date and (2) X equals Interest Charges actually accrued by the MLP and its from the Effective Date through the date of such calculation.

        "Interest Period" means, relative to any LIBO Rate Loans, (i) with respect to each LIBO Rate Loan made pursuant to Section 2.3 (or converted from a Base Rate Loan pursuant to Section 2.4) on or before November 30, 2004, the period beginning on (and including) the date on which such LIBO Rate Loan is made or converted into a LIBO Rate Loan and ending on November 30, 2004; and (ii) with respect to all other LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrowers may select in their relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

          (a)   the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than eight different dates;

          (b)   Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c)   if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d)   no Interest Period may end later than the date set forth in clause (a) of the definition of "Revolving Commitment Termination Date", in the case of Interest Periods for Revolving Loans, or the date set forth in clause (b) of the definition of "Stated Maturity Date", in the case of Interest Periods for Term Loans; and

          (e)   the Borrowers shall select Interest Periods so as not to require a payment or prepayment of any LIBO Rate Loan during an Interest Period for such Loan.

        "Investment" means, relative to any Person,

          (a)   any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees and extensions of trade credit, in each case made in the ordinary course of business);

          (b)   any Contingent Liability of such Person; and

          (c)   any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

        "Investment Grade Charter" means each Charter covering a Vessel initially owned by an Original Owner (i) entered into by a Borrower with a charterer (other than a Borrower) acceptable to the Administrative Agent rated not less than investment grade at the time such Charter is entered into, and (ii) pursuant to which the relevant charterer is required to make payments at a Negotiated Rate which equals or exceeds the applicable rate set forth in Schedule A of the Support Agreement for such Vessel.

        "Lender Addendum Agreement" means a Lender Addendum Agreement substantially in the form of Exhibit O hereto.

        "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit E hereto.

        "Lenders" is defined in the preamble and shall include the Revolver Lenders and the Term Lenders.

        "Letter of Credit" means any standby letter of credit issued hereunder and includes any letters of credit issued under the Existing Credit Facility.

        "Letter of Credit Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

        "Letter of Credit Commitment Termination Date" means the day that is seven days prior to the Stated Maturity Date for Revolving Loans (or, if such day is not a Business Day, the next preceding Business Day).

        "Letter of Credit Confirmation" means an application, confirmation and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the Letter of Credit Issuer.

        "Letter of Credit Fee Rate" means a rate per annum equal to the then Applicable Margin for LIBO Rate Loans that are Revolving Loans.

        "Letter of Credit Issuer" means CIBC in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

        "Letter of Credit Loan" means, with respect to each Lender, such Lender's participation in any Letter of Credit Borrowing.

        "Letter of Credit Obligations" means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all Letter of Credit Borrowings.

        "Letter of Credit Sublimit" means an amount equal to the lesser of the Revolving Commitments and Ten Million Dollars ($10,000,000). The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Commitments.

        "LIBO Rate" is defined in Section 3.2.1.

        "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

        "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.

        "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such in the Lender Addendum Agreement or designated in the Lender Assignment Agreement executed by such Lender or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

        "LIBOR Reserve Percentage" is defined in Section 3.2.1.

        "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

        "Loan" means, as the context may require, either a Revolving Loan or a Term Loan of any type.

        "Loan Document" means (a) this Agreement, the Notes, the Letter of Credit Confirmations, the Letters of Credit, the Cash Collateral Control Agreement, each Guaranty, the Pledge Agreements, the Mortgages, the Security Agreements, the Administrative Agent's Fee Letter and Arranger's Fee Letter, the Collateral Agent's Fee Letter and the Hedge Agreements with the Secured Hedge Counterparties, and (b) each other agreement, document or instrument delivered by General Partner, any Borrower or any other Person (other than a Lender) in connection with this Agreement, as such may be amended from time to time.

        "Loan Party" means, collectively, each Borrower, each Guarantor, and, after the date of this Agreement, any other Affiliate or Subsidiary of MLP, other than General Partner, which executes a Loan Document.

        "Loss" means any loss (including any condition covered by any of the insurance required to be maintained pursuant to the Mortgages or this Agreement), theft, destruction, damage casualty, condemnation, taking, seizure, confiscation or requisition of or with respect to any Vessel or any part thereof.

        "Loss Event" is defined in the Cash Collateral Control Agreement.

        "Majority Lenders" means, at any time, (i) with respect to any matter relating to the Term Loans or the Term Commitments, Term Lenders holding more than 50% of the aggregate outstanding principal amount of the Term Loans (or if no Term Loans are then outstanding, more than 50% of the aggregate amount of the Term Commitments), (ii) with respect to any matter relating to the Revolving Loans, the Letters of Credit or the Revolving Commitments (including the Letter of Credit Sublimit), Revolver Lenders holding more than 50% of the aggregate outstanding principal amount of the Revolving Loans (or if no Revolving Loans are then outstanding, more than 50% of the aggregate amount of the Revolving Commitments), and (iii) with respect to any other matter, Lenders holding more than 50% of the sum of the then aggregate outstanding principal amount of the Loans and Letter of Credit Obligations then held by the Lenders, plus the aggregate amount of the unused Commitments as of such date.

        "Management" means the chairman and chief executive officer, president and chief operating officer, executive vice president, vice president of operations, vice president of chartering and vice president and chief financial officer, in each case of the General Partner as of the date hereof.

        "Management Agreement" means collectively (i) that certain Professional Services Agreement by and among Sterling Advisors, USS Vessel Management Inc. and United States Shipping LLC dated September 13, 2002 and (ii) that certain Professional Services Agreement by and between Sterling Advisors and United States Chemical Shipping LLC dated May 16, 2003.

        "Management Fee" means that certain management fee payable pursuant to the Management Agreement but shall not include reimbursement of out-of-pocket expenses.

        "Material Adverse Effect" means a material adverse effect on (a) the Business or otherwise on the business, operations, properties, assets, liabilities, or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole, or (b) the validity or enforceability of this Agreement or of any Transaction Document or the validity, enforceability, perfection or priority of any Lien securing the Obligations or any obligations to the Secured Hedge Counterparties under the Hedge Agreements permitted pursuant to Section 7.2.2, or (c) the ability of any Material Obligor to perform its obligations under this Agreement or any of the other Transaction Documents to which it is a party.

        "Material Charter" means, as of any date, each Existing Charter, each Excluded Charter, each Investment Grade Charter, and each other Charter approved in writing by the Administrative Agent as a Material Charter, including all amendments, supplements and other modifications thereto and replacement charters executed by any Borrower pursuant to Section 7.2.12(b)(ii).

        "Material Event" is defined in Section 7.2.12(b)(ii).

        "Material Obligor" means (i) each Loan Party, (ii) Hess, during any Support Period, and (iii) any charterer under a Material Charter.

        "MLP" is defined in the preamble.

        "MLP Agreement" means that certain Amended and Restated Agreement of Limited Partnership of U.S. Shipping Partners L.P., dated as of the Closing Date, by and between General Partner and the other parties thereto, as amended, supplemented or otherwise modified from time to time.

        "Monthly Payment Date" means the last day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

        "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

        "Mortgage" means (i) each of the Amended and Restated First Preferred Fleet Mortgages and Amended and Restated First Preferred Ship Mortgages executed and delivered pursuant to Section 5.1.7, substantially in the form of Exhibit G hereto, and (ii) any other mortgage delivered pursuant to Section 7.1.8 or Section 7.1.11., in each case, as amended, supplemented, restated or otherwise modified from time to time.

        "Negotiated Rate" means, with respect to any Vessel, the contracted rate under any Charter, provided that (i) if the contracted rate for a charter requires the Vessel owner to pay voyage costs (including fuel costs, port charges, loading and/or unloading charges, costs for assist boats, tolls in canals and similar costs), such rate shall be converted to the estimated time charter equivalent for purposes of this Agreement by taking the total freight revenue (including demurrage as and to the extent accrued by the relevant Borrower under GAAP) for such charter, subtracting any such voyage charges and dividing such number by the number of days expected for the voyage, subject to subsequent adjustment to the actual time charter equivalent after all actual freight revenue and voyage costs are finally agreed between the relevant Borrower and the charterer, and (ii) the contracted rate, for purposes of this definition, shall be reduced by an amount equal to the Reimbursed Capital Expenditure Amounts.

        "Net Income" means, for any period, for the MLP and its Subsidiaries on a consolidated basis, the net income of the MLP and its Subsidiaries from continuing operations after extraordinary items (excluding extraordinary gains or losses from sales or other dispositions of assets) for that period.

        "Net Proceeds" means, with respect to any Disposition of any asset by the Borrowers or any of their respective Subsidiaries to any Person other than a Borrower, the aggregate amount of cash received by or paid to or for the account of such Borrower or such Subsidiary from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable out-of-pocket transaction fees and other costs relating to such Disposition, (b) the amount of taxes payable by such Borrower or such Subsidiary in connection with or as a result of such Disposition, (c) any amounts required to be placed in escrow by the parties to such Disposition in connection therewith, and (d) any amounts MLP reasonably determines are required to meet post-closing purchase price adjustments in connection with such Disposition all as certified by an Authorized Officer to the Administrative Agent at the time of such transaction, provided in the case of clauses (a) and (b) to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the asset that is the subject thereof, and provided in the case of clauses (c) and (d) that any amounts placed in escrow or initially excluded from Net Proceeds to meet such post-closing purchase price adjustments that are released to the Borrowers or determined by MLP not to be payable by the Borrowers shall become Net Proceeds once such amounts are so released or determined not to be payable and shall thereupon be applied in accordance with Section 3.1(d).

        "New Borrowers" means each of the Borrowers that was not one of the Existing Borrowers.

        "Non-U.S. Lender" has the meaning set forth in Section 4.6(c).

        "Note" means, as the context may require, either a Revolving Note or a Term Note.

        "Obligations" means all obligations (monetary or otherwise) of each of the Borrowers and each other Loan Party arising under or in connection with this Agreement, the Notes or any other Loan Document.

        "Operating LLC" is defined in the preamble.

        "Original Owners" means each of ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC and ITB Philadelphia LLC.

        "Organic Document" means, relative to any Person, its respective certificate or articles of incorporation, organization or formation, by-laws, partnership agreement, limited liability company agreements, and all shareholder, partner, member or unitholder agreements, voting trusts and similar arrangements applicable to any of its respective authorized shares of capital stock, partnership interest, membership interest or other equity interests.

        "Participant" is defined in Section 10.11.

        "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

        "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which each of the Borrowers or any corporation, trade or business that is, along with each Borrowers, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

        "Percentage" means, relative to any Lender, at any time, the fraction (expressed as a percentage), the numerator of which is the Credit Exposure of such Lender at such time and the denominator of which is the aggregate Credit Exposures of all the Lenders at such time.

        "Person" means any natural person, corporation, limited liability company, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

        "Plan" means any Pension Plan or Welfare Plan.

        "Pledge Agreements" means each of (i) the Pledge Agreements executed and delivered by MLP, Operating LLC and Chemical Pioneer pursuant to Section 5.1.5, substantially in the form of Exhibit H hereto, and (ii) any other Pledge Agreement delivered pursuant to Section 7.1.11, in each case, as amended, supplemented, restated or otherwise modified from time to time.

        "Pro Forma Balance Sheet" is defined in Section 6.5(b).

        "Projections" means the projections of the revenues, expenses and operating costs in respect of the Vessels prepared by General Partner, delivered to the Administrative Agent by the Borrowers and a copy of which is attached hereto as Exhibit Q.

        "Quarterly Payment Date" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

        "Register" is defined in Section 2.6.

        "Reimbursed Capital Expenditure Amounts" is defined in Section 7.2.7(b).

        "Related Parties" shall mean (a) in the case of an individual, the immediate family of such Person, a trust solely for the benefit of such Person or his immediately family, the estate or legal representatives of such Person, and any partnership, corporation or other entity wholly-owned by such Person or his immediately family, (b) in the case of a partnership, any of its partners (limited or general), the estates of such partners, any liquidating trust for the benefit of the partners of such partnership and any partnership, corporation or other entity wholly-owned by such partnership (and, if any partner is itself a partnership, its partners (limited or general), and if any such partner is itself a corporation or limited liability company, its stockholders or members, respectively), (c) in the case of a holder of Class A Units or Class B Units (other than any Executive) (each such term as defined in the Shipping Master's limited liability company agreement as in effect on the Closing Date and used herein with the same meaning), any other Person who holds Class A Units or Class B Units, (d) in the case of a limited liability company, any of its members or economic owners, or any entity wholly-owned by, wholly-owning or wholly-owned by the same entity which wholly-owns such member or economic owner, and (e) in the case of a corporation, any entity wholly-owned by, wholly-owning, or wholly-owned by the same entity which wholly-owns the corporation.

        "Release" means a "release", as such term is defined in CERCLA.

        "Relevant Secured Hedge Obligations" means, with respect to any prepayment (whether voluntary or involuntary) of any Credit Extension to be made on any date, the amount, if any, required to be paid under any Hedge Agreement with a Secured Hedge Counterparty to terminate on such date that portion of the Hedging Obligations which cover a notional amount in excess of 100% of the Term Loans scheduled to be outstanding at any time after the relevant prepayment is made.

        "Requirements of Law" means, as to any Person, the Organic Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to time.

        "Restricted Loss Proceeds Account" is defined in the Cash Collateral Control Agreement.

        "Revolver Lenders" means each Lender having a Revolving Commitment.

        "Revolver Percentage" means, relative to any Revolver Lender at any time, a fraction (expressed as a percentage), the numerator of which is such Revolver Lender's Revolving Commitment at such time, and the denominator of which is the aggregate amount of all Revolving Commitments of all the Revolver Lenders at such time.

        "Revolving Commitment" means, relative to any Revolver Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1.2 and to issue or participate in Letters of Credit pursuant to Section 2.1.4 in the amount designated as its Revolving Commitment in the relevant Lender Addendum Agreement, Lender Assignment Agreement, or Additional Lender Certificate executed by such Lender, as such amount may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1.

        "Revolving Commitment Amount" means, on any date, Fifty Million Dollars ($50,000,000) as such amount may be reduced from time to time pursuant to Section 2.2 or Section 3.1(d) and as such amount may be increased pursuant to Section 2.1.6.

        "Revolving Commitment Termination Date" means the earliest of

  (a)
  November [    ], 2009;

  (b)
  the date on which the Revolving Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2;

  (c)
  the date on which any Commitment Termination Event occurs; and

  (d)
  the date on which all Term Loans are indefeasibly paid in full.

        Upon the occurrence of any event described in clause (b), (c) or (d), the Revolving Commitments shall terminate automatically and without any further action.

        "Revolving Loan" is defined in Section 2.1.2.

        "Revolving Note" means a promissory note of the Borrowers payable to any Revolver Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Revolver Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Secured Hedge Counterparties" means each Lender, Affiliate of a Lender or Assignee of a Lender who, in each case, is a counterparty to a Hedge Agreement otherwise permitted under Section 7.2.2.

        "Secured Parties" means each of the Administrative Agent, the Collateral Agent, the Secured Hedge Counterparties, the Letter of Credit Issuer and each Lender, in each case, to the extent of any obligations owing to such Person by any Borrower pursuant to any Transaction Document.

        "Security Agreements" means each of (i) the Security Agreements executed and delivered by the New Borrowers other than ATB LLC pursuant to Section 5.1.6, substantially in the form of Exhibit I-1 hereto, as amended, supplemented, restated or otherwise modified from time to time, (ii) each of the Security Agreements dated as of September 13, 2002, executed and delivered by each of the Original Owners and Charter LLC, as amended by First Amendment to Security Agreement dated as of April 13, 2004, as amended by Amendment to Security Agreement, as amended, supplemented, restated, or otherwise modified from time to time; (iii) each of the Security Agreements, dated as of April 13, 2004, executed and delivered by each of Chemical Pioneer, Charleston, and Chemical Chartering, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; (iv) the Security Agreement, dated as of September 17, 2004, executed and delivered by ATB LLC, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; and (v) any other security agreement delivered pursuant to Section 7.1.8 or 7.1.11.

        "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

        "Stated Maturity Date" means

  (a)
  in the case of any Revolving Loan, November [    ], 2009; and

  (b)
  in the case of any Term Loan, April 30, 2010.

        "Sterling" means Sterling Investment Partners, L.P.

        "Subordinated Debt" means all unsecured Indebtedness of any of the Borrowers for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent and the Majority Lenders, in right of payment to the payment in full in cash of all Obligations.

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time capital stock or other ownership interests of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

        "Support Agreement" means that certain Support Agreement dated September 13, 2002 by and between USS Chartering LLC and Hess a copy of which has been delivered to the Administrative Agent.

        "Support Period" means any period occurring prior to the earlier of (i) the date of the termination in full of the Support Agreement in accordance with its terms, and (ii) the first date when all the Vessels initially owned by the Original Owners are subject to Excluded Charters and Investment Grade Charters covering a period for each such Vessel ending on or after September 13, 2007 entered into in compliance with this Agreement who have executed and delivered Third Party Consents.

        "Taxes" is defined in Section 4.6.

        "Terminated Security Documents" is defined in Section 10.19.

        "Term Lender" means each Lender having a Term Percentage.

        "Term Loan" means a Delayed Draw Term Loan or an Initial Draw Term Loan.

        "Term Loan Commitment" means, relative to any Term Lender, such Lender's obligation to make Term Loans pursuant to Section 2.1.1 and Section 2.1.3 in the amount designated as its Term Loan Commitment in the relevant Lender Addendum Agreement, Lender Assignment Agreement or Additional Lender Certificate executed by such Term Lender, as such amount may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1.

        "Term Loan Commitment Amount" means the sum of the Initial Draw Term Loan Commitment Amount and the Delayed Draw Term Loan Commitment Amount (which, for clarity, means, (i) on the Closing Date, $130,000,000, (ii) on any date after the Closing Date but prior to the Delayed Draw Term Loan Commitment Termination Date, $30,000,000, and (iii) zero thereafter, unless otherwise increased pursuant to Section 2.1.6).

        "Term Note" means a promissory note of the Borrowers payable to any Term Lender, in the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Term Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Term Percentage" means, relative to any Term Lender at any time, a fraction (expressed as a percentage), the numerator of which is such Term Lender's Term Loan Commitment at such time, and the denominator of which is the aggregate amount of all Term Loan Commitments of all the Term Lenders at such time.

        "Third Party Consents" means each of those certain consents and agreements relating to the Existing Charters, and acknowledgements thereof, executed and delivered pursuant to the Existing Credit Facility and Section 5.1.3, and consents and agreements in substantially the form of Exhibit K-2 hereto, from time to time delivered to the Collateral Agent covering Charters executed as replacement charters pursuant to Section 7.2.12(b)(ii), and certain Excluded Charters, in each case, as amended, supplemented, restated or otherwise modified from time to time.

        "Total Debt Interest Coverage Ratio" means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Pro Forma EBITDA for the period of the four prior Fiscal Quarters of the MLP ending on such date and (ii) lease and rental expense incurred by the MLP and its Subsidiaries on a consolidated basis for such period to (b) the sum of (i) consolidated Interest Charges incurred during such period and (ii) lease and rental expense incurred during such period.

        "Total Debt Leverage Ratio" means, as of any date of determination, for the MLP and its Subsidiaries on a consolidated basis, the ratio of (a) consolidated Debt as of such date to (b) Consolidated Pro Forma EBITDA for the twelve-month period ending on the last day of the calculation period.

        "Total Fixed Charge Coverage Ratio" means, as of any date, for the MLP and its Subsidiaries on a consolidated basis, the ratio for the period of four consecutive Fiscal Quarters of the MLP ending on such date (or if less, the number of full Fiscal Quarters of the MLP elapsed since the Closing Date), of (a) an amount equal to (i) Consolidated Pro Forma EBITDA for the calculation period ending on such date, minus (ii) Capital Expenditures for such calculation period, but excluding Insurance Related Capital Expenditures and all expenditures for the construction of the ATB, to (b) the sum of (i) Interest Charges on all Debt payable during such calculation period (determined with respect to any Subordinated Debt without giving effect to the subordination), plus (ii) all scheduled principal payments required to be made on all Debt during such calculation period (determined with respect to any Subordinated Debt without giving effect to the subordination) plus (iii) cash taxes actually paid or payable by the Borrowers during such period plus (iv) payments of the Management Fee actually made for such calculation period.

        "Total Prepayment Amount" means, with respect to any prepayment required to be made on any date pursuant to (a) Section 3.1(d), the positive difference, if any of (i) Net Proceeds in excess of $1,000,000 received by the Borrowers and their Subsidiaries with respect to all Dispositions occurring since the Closing Date and not previously applied to prepayments of Loans and Unreimbursed Amounts and cash collateralization of the Letters of Credit pursuant to Section 3.1(d)minus (ii) Net Proceeds from any Disposition or series of Dispositions the proceeds of which were used within 90 days of the earlier of the receipt of such Net Proceeds or the consummation of such Disposition or series of Dispositions to replace the assets or property that were the subject of such Disposition or series of Dispositions, (b) Section 3.1(e), the positive difference, if any, of (i) any insurance proceeds received by a Borrower in connection with a Loss Event with respect to a Vessel minus (ii) the amount of such proceeds applied or permitted to be applied by such Borrower to pay the cost of restoration or repair of such Vessel in accordance with Section 3(h) of the Cash Collateral Control Agreement, and (c) Section 3.1(f).

        "Transaction Document" means each Loan Document, the Support Agreement, each Charter, the Third Party Consents, the USS Chartering Leases, the Chemical Chartering Lease, the Hedge Agreements, the ATB Construction Contract, the USCS Chartering Leases and each other document, agreement or instrument delivered in connection with this Agreement.

        "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

        "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

        "Unreimbursed Amount" is defined in Section 2.5.2.

        "USCS Chartering" is defined in the preamble.

        "USCS Chartering Lease" means each of (a) that certain bareboat charter agreement entered into by Chemical Chartering with Charleston, and assigned to USCS Chartering, whereby Chemical Chartering agrees to charter the M/V Charleston and (b) each bareboat charter agreement entered into by USCS Chartering with any Loan Party that owns a Vessel, whereby USCS Chartering agrees to charter such Vessel.

        "USS Chartering Lease" means each of (a) those certain bareboat charter agreements dated September 13, 2002 entered into by Charter LLC with each of the Original Owners whereby Charter LLC agrees to charter certain vessels and (b) each bareboat charter agreement entered into by Charter LLC with any Loan Party that owns a Vessel, whereby Charter LLC agrees to charter such Vessel.

        "Vessel Acquisition" means the direct or indirect acquisition by any Borrower or Subsidiary of any Borrower of any vessel, including the acquisition of any Person owning one or more vessels, in which such vessel has been operating for at least six months prior to the vessel's acquisition by Borrower (and, for clarity, excluding the ATB).

        "Vessels" means each of (i) the vessels more specifically described in Schedule II hereto, (ii) the ATB upon its certification, registration and delivery to the Borrowers, and (iii) any vessel for which a Mortgage is delivered pursuant to Section 7.1.8 or Section 7.1.11.

        "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

        SECTION 1.2.    Use of Defined Terms.    Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

        SECTION 1.3.    Cross-References.    Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

        SECTION 1.4.    Accounting and Financial Determinations.    Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 6.5.

ARTICLE II
COMMITMENTS, BORROWING PROCEDURES AND NOTES

        SECTION 2.1.    Commitments.    On the terms and subject to the conditions of this Agreement (including Article V), each Lender severally agrees to make Loans and Letter of Credit Loans pursuant to the Commitments described in this Section 2.1.

          SECTION 2.1.1.    Initial Draw Term Loan Commitment.    On the Closing Date, each Term Lender will make one Loan (relative to such Term Lender, its "Initial Draw Term Loan") to the Borrowers equal to such Term Lender's Term Percentage of the aggregate amount of the Borrowing of Initial Draw Term Loans requested by the Borrowers to be made on such day which Initial Draw Term Loans will be a restructuring, rearranging, renewal, extension and continuation of the Term Loans (under and as defined in the Existing Credit Facility); provided, however, that Chemical Pioneer and its wholly-owned Subsidiaries shall not be jointly and severally liable as Borrowers with respect to any Borrowings of Initial Draw Term Loans in an amount in excess of $2,500,000. No amounts paid or prepaid with respect to the Initial Draw Term Loans may be reborrowed.

          SECTION 2.1.2.    Revolving Commitment.    From time to time on any Business Day occurring prior to the Revolving Commitment Termination Date, each Revolver Lender will make Loans

  (relative to such Revolver Lender, its "Revolving Loans") to the Borrowers equal to such Revolver Lender's Revolver Percentage of the aggregate amount of the Borrowing of Revolving Loans requested by the Borrowers to be made on such day; provided that on the Closing Date, the Borrowers other than Chemical Pioneer and its wholly-owned Subsidiaries, may borrow pursuant to this Section 2.1.2 an amount less than or equal to $5,000,000 of which [$                        ] of such Revolving Loans hereunder shall constitute a restructuring, rearranging, renewal, extension and continuation of the Revolving Loans (under and as defined in the Existing Credit Facility). On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow, prepay and reborrow Revolving Loans.

          SECTION 2.1.3.    Delayed Draw Term Loan Commitment.    At any time, but no more than six different times, on any Business Day occurring prior to the Delayed Draw Term Loan Commitment Termination Date, each Delayed Draw Term Lender will make one Loan (relative to such Delayed Draw Term Lender, its "Delayed Draw Term Loan") to the Borrowers equal to such Delayed Draw Term Lender's Term Percentage of the aggregate amount of the Borrowing of Delayed Draw Term Loans requested by the Borrowers to be made on such day. No amounts paid or prepaid with respect to the Delayed Draw Term Loans may be reborrowed.

          SECTION 2.1.4.    Letter of Credit Commitment.    The Letter of Credit Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.1.4, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Commitment Termination Date, to issue Letters of Credit for the joint and several account of the Borrowers and to amend Letters of Credit previously issued by it (including Letters of Credit issued under the Existing Credit Facility) as identified in Item 2.1.4 of Schedule I, in accordance with Section 2.3.2, provided, however, that Chemical Pioneer, and its wholly-owned Subsidiaries, shall not be a Borrower or joint and severally liable as a Borrower for any Letter of Credit issued or outstanding as of the Closing Date as so identified, and (2) to honor drafts under the Letters of Credit pursuant to the terms of the Letters of Credit. The Revolver Lenders severally hereby agree to participate in Letters of Credit issued hereunder (including any Letters of Credit issued under the Existing Credit Facility and outstanding on the Closing Date); provided that the Letter of Credit Issuer shall not be obligated to make any Credit Extension with respect to any Letter of Credit, and no Revolver Lender shall be obligated to participate in, any Credit Extension with respect to a Letter of Credit if as of the date of such Credit Extension, (x) the aggregate outstanding amount of all Letter of Credit Obligations and all Revolving Loans would exceed the Revolving Commitments, (y) the aggregate outstanding amount of the Revolving Loans of any Revolver Lender, plus such Revolver Lender's Revolver Percentage of the aggregate outstanding amount of all Letter of Credit Obligations would exceed such Revolver Lender's Revolver Percentage of the Revolving Commitments, or (z) the aggregate outstanding amount of all Letter of Credit Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Each Letter of Credit issued under the Existing Credit Facility and outstanding on the Closing Date shall be deemed to be a Letter of Credit issued hereunder.

          SECTION 2.1.5.    Lenders Not Permitted or Required To Make Loans or Letter of Credit Extensions.    No Lender shall be permitted or required:

            (a)   to make an Initial Draw Term Loan if, after giving effect thereto, the aggregate original principal amount of all Initial Draw Term Loans

              (i)    of all Term Lenders would exceed the Initial Draw Term Loan Commitment Amount, or

              (ii)   of such Term Lender would exceed such Term Lender's Term Percentage of the Initial Draw Term Loan Commitment Amount; or

            (b)   to make a Delayed Draw Term Loan if, after giving effect thereto, the aggregate original principal amount of all Delayed Draw Term Loans

              (i)    of all Delayed Draw Term Lenders would exceed the Delayed Draw Term Loan Commitment Amount, or

              (ii)   of such Delayed Draw Term Lender would exceed such Delayed Draw Term Lender's Term Percentage of the Delayed Draw Term Loan Commitment Amount; or

            (c)   to make any Revolving Loan or to make or participate in a Credit Extension relating to a Letter of Credit if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans and Letter of Credit Obligations

              (i)    of all Revolver Lenders would exceed the Revolving Commitment Amount, or

              (ii)   of such Revolver Lender would exceed such Revolver Lender's Revolver Percentage of the Revolving Commitment Amount; or

            (d)   make any Credit Extension with respect to any Letter of Credit if

              (i)    any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from making such Credit Extension, or any law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the date hereof, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the date hereof and which the Letter of Credit Issuer in good faith deems material to it;

              (ii)   the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance unless such Letter of Credit has been extended in accordance with its terms and the terms of this Agreement;

              (iii)  the expiry date of such requested Letter of Credit would occur after the Letter of Credit Commitment Termination Date;

              (iv)  the making of such Credit Extension would violate one or more policies of the Letter of Credit Issuer; or

              (v)   such Letter of Credit is denominated in a currency other than Dollars.

          SECTION 2.1.6.    Increase in Commitments.    On or before November [    ], 2006, so long as (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the proceeds of any Credit Extensions utilizing such increased Commitments are used to construct or acquire new articulated tug-barge vessels (including the ATB) or to fund a Vessel Acquisition, (iii) each Lender shall have been offered a pro rata share of such proposed increase, and (iv) on the effective date of such increase, no LIBO Rate Loans shall be outstanding (or if any LIBO Rate Loans are outstanding, the effective date of such increase shall be the last day of the Interest Period in respect of such LIBO Rate Loans), Borrowers may increase the Term Loan Commitment Amount or the Revolving Commitment Amount, or both (such increase herein the "Greenshoe Increase"), at the Arranger's and the Borrowers' mutual discretion, in an aggregate amount for all such increases of up to $90,000,000. Each Lender shall have the option, but no Lender shall have any obligation, to increase its Commitment hereunder in connection with any such increase. In the event that it is necessary to increase the Applicable Margin in respect of such Greenshoe Increase (herein the "Greenshoe Margin") such that the Applicable Margin on Term Loans would be less than such increased Applicable Margin on the Greenshoe Increase, then the Applicable Margin in respect of the Term Loan shall automatically be deemed increased to the Greenshoe Margin. In the event that any fee (including any upfront fee, or signing fee or any discount to par value) payable to any Lender making a new Commitment or increasing its Commitment as part of the Greenshoe Increase (herein a "Greenshoe Increasing Lender") exceeds 25 basis points on such Lender's share of such Greenshoe Increase, then the Borrowers shall pay to each of the Lenders holding a Term Loan Commitment which are not Greenshoe Increasing Lenders an amount equal to the product of (x) such Lender's Term Loan Commitment Amount times (y) the number of basis points by which such fee payable to such Greenshoe Increasing Lenders exceeds 25 basis points (the "Increased Fee"). Such Increased Fee shall be paid upon the effectiveness of such Greenshoe Increase.

        If the Borrowers desire to effect a Greenshoe Increase, the Borrowers and the financial institution(s) that the Borrowers propose to become a Lender hereunder, and, if applicable, the existing Lender(s) that the Borrowers propose to increase their existing Commitments shall (subject at all times to the consent of each such financial institution or each such existing Lender, as applicable) execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit N hereto (an "Additional Lender Certificate"). Upon receipt of such Additional Lender Certificate (1) any such additional Lender shall be deemed to be a party in all respect to this Agreement and the other Loan Documents as of the effective date set forth in such Additional Lender Certificate and (2) upon the effective date set forth in such Additional Lender Certificate, any such Lender party to the Additional Lender Certificate shall purchase a pro rata portion of the outstanding Loans (and participation interests in the Letters of Credit) of each of the current Lenders such that the Lenders (including any additional Lender, if applicable) shall hold their Percentage of the outstanding Loans (and participation interests).

        SECTION 2.2.    Reduction of the Commitments.

          SECTION 2.2.1.    Optional Reduction of Revolving Commitment Amounts.    The Borrowers may, from time to time on any Business Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the amount of the Revolving Commitment Amount to an amount not less than the outstanding amount of all Revolving Loans and all Letter of Credit Obligations; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and the Letter of Credit Issuer and be permanent, and any partial reduction of the Revolving Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any reduction of the Revolving Commitment shall be applied to the Revolving Commitment of each Revolver Lender according to its Revolver Percentage. All commitment fees accrued until the effective date of any reduction of the Revolving Commitments shall be paid on the effective date of such reduction

          SECTION 2.2.2.    Mandatory Reduction of the Revolving Commitments.    The Revolving Commitments shall be mandatorily and automatically reduced on the dates and in the amounts described in Section 3.1. Any such reduction of the Revolving Commitment shall be applied to the Revolving Commitment of each Revolver Lender according to its Revolver Percentage. All commitment fees accrued until the effective date of any reduction of the Revolving Commitments shall be paid on the effective date of such reduction.

        SECTION 2.3.    Borrowing Procedure.

          SECTION 2.3.1.    Procedure for Loans.    By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrowers may from time to time irrevocably request, that a Borrowing be made (i) in the case of Base Rate Loans, on the same Business Day, in a minimum amount of $250,000 and an integral multiple of $100,000, or in the unused amount of the applicable Commitment, and (ii) in the case of LIBO Rate Loans, on not less than three nor more than five Business Days' notice, in a minimum amount of $1,000,000 and an integral multiple of $100,000, or in the unused amount of the applicable Commitment; provided, however, that each Borrowing Request for a Delayed Draw Term Loan shall be for a Borrowing in a minimum amount of $5,000,000 and in an integral multiple of $500,000, or in the unused amount of the Delayed Draw Term Loan Commitment Amount. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day specified in such Borrowing Request. On or before 3:00 p.m. (New York time) on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Revolver Percentage (if any) in the case of Revolving Loans or such Lender's Term Percentage (if any) in the case of Term Loans of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrowers by wire transfer to the accounts the Borrowers shall have specified in their Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

          SECTION 2.3.2.    Procedures for Making of Letter of Credit Extensions.    (a) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to the Letter of Credit Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Confirmation, appropriately completed and signed by an Authorized Officer of any of the Borrowers. Such Letter of Credit Confirmation must be received by the Letter of Credit Issuer and the Administrative Agent not later than 11:00 a.m., New York time, at least five Business Days (or such later date and time as the Letter of Credit Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Confirmation shall specify in form and detail satisfactory to the Letter of Credit Issuer: (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (ii) the amount thereof; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as the Letter of Credit Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Confirmation shall specify in form and detail satisfactory to the Letter of Credit Issuer (i) the Letter of Credit to be amended; (ii) the proposed date of amendment thereof (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Letter of Credit Issuer may require. Each Revolver Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Issuer a participation in each Letter of Credit and each Credit Extension relating to a Letter of Credit in an amount equal to the product of such Revolver Lender's Revolver Percentage times the amount of such Letter of Credit.

        SECTION 2.4.    Continuation and Conversion Elections.    By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrowers may from time to time irrevocably elect, on not less than three nor more than five Business

Days' notice that all, or any portion of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans after any Default has occurred and is continuing, and (iii) each conversion of a Base Rate Loan into a LIBO Rate Loan must be in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000.

        SECTION 2.5.    Funding.

          SECTION 2.5.1.    Funding of Loans.    Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrowers to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

          SECTION 2.5.2.    Drawings and Reimbursements; Funding of Participations.

            (a)   Upon any drawing under any Letter of Credit, the Letter of Credit Issuer shall notify the Borrowers and the Administrative Agent thereof. Not later than 3:00 p.m., New York time, on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, a "Draw Date"), the Borrowers shall reimburse the Letter of Credit Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrowers fail to so reimburse the Letter of Credit Issuer by such time, the Administrative Agent shall promptly notify each Revolver Lender of the Draw Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Revolver Lender's Revolver Percentage thereof. In such event, the Borrowers shall be deemed to have requested a Borrowing of Base Rate Loans pursuant to the Revolving Commitments to be disbursed on the Draw Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.3.1 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 5.2. Any notice given by the Letter of Credit Issuer or the Administrative Agent pursuant to this Section 2.5.2 (a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

            (b)   Each Revolver Lender (including the Revolver Lender acting as Letter of Credit Issuer) shall upon any notice pursuant to Section 2.5.2 deposit same day funds with the Administrative Agent for the account of the Letter of Credit Issuer in an amount equal to its Revolver Percentage of the Unreimbursed Amount not later than 1:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.5.2(c), each Revolver Lender that so makes funds available shall be deemed to have made a Base Rate Loan pursuant to its Revolving Commitment to the Borrowers in such amount. Such deposit will be made to an account which the Administrative

    Agent shall specify from time to time by notice to the Revolver Lenders. To the extent funds are received by the Administrative Agent from the Revolver Lenders, the Administrative Agent shall remit the funds so received to the Letter of Credit Issuer. No Revolver Lender's obligation to fund any participation in a Letter of Credit shall be affected by any other Revolver Lender's failure to fund its participation in any Letter of Credit.

            (c)   With respect to any Unreimbursed Amount that is not fully refinanced by Base Rate Loans because the conditions set forth in Section 5.2 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the Letter of Credit Issuer a Letter of Credit Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus 2% per annum. In such event, each Revolver Lender's payment to the Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.5.2(b) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Revolving Loan from such Revolver Lender in satisfaction of its participation obligation under Section 2.1.4 payable on demand.

            (d)   Until each Revolver Lender funds its Revolving Loan pursuant to this Section 2.5.2 to reimburse the Letter of Credit Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolver Lender's Revolver Percentage of such amount shall be solely for the account of the Letter of Credit Issuer.

            (e)   Each Revolver Lender's obligation to make Revolving Loans to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.5.2, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolver Lender may have against the Letter of Credit Issuer, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such reimbursement shall not relieve or otherwise impair the joint and several obligation of the Borrowers to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein.

            (f)    If any Revolver Lender fails to make available to the Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Revolver Lender pursuant to the foregoing provisions of this Section 2.5.2 by the time specified in Section 2.5.2(b) whether or not the requirements of Section 5.2 shall have been satisfied, the Letter of Credit Issuer shall be entitled to recover from such Revolver Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Issuer at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin for Base Rate Loans. A certificate of the Letter of Credit Issuer submitted to any Revolver Lender (through the Administrative Agent) with respect to any amounts owing under this clause (f) shall be conclusive absent manifest error.

            (g)   At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Revolver Lender such Revolver Lender's Revolving Loan in respect of such payment in accordance with Section 2.5.2, if the Administrative Agent receives for the account of the Letter of Credit Issuer any payment related to such Letter of Credit (whether directly from any of the Borrowers or otherwise, including proceeds of cash collateral posted to secure the Letters of Credit applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Revolver Lender its Revolver Percentage thereof in the same funds as those received by the Administrative Agent.

            (h)   If any payment received by the Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.5.2(a) is required to be returned, each Revolver Lender shall pay to the Administrative Agent for the account of the Letter of Credit Issuer its Revolver Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolver Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

          SECTION 2.5.3.    Obligations Absolute.    The obligation of the Borrowers to reimburse the Letter of Credit Issuer for each drawing under each Letter of Credit, and to repay each Letter of Credit Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Revolving Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

            (i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

            (ii)   the existence of any claim, counterclaim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

            (iii)  any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

            (iv)  any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code of the United States of America, or under any other liquidation, conservatorship, bankruptcy, receivership, assignment for the benefit of creditors, rearrangement, moratorium, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally; or

            (v)   any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower.

          SECTION 2.5.4.    Role of Letter of Credit Issuer.    Each Revolver Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither the Administrative Agent nor the Letter of Credit Issuer nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer shall be liable to any Revolver Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolver Lenders or the Majority Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Confirmation. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers' pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither the Administrative Agent, the Letter of Credit Issuer nor any of their respective Affiliates, nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.5.3; provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer may be liable to a Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the Letter of Credit Issuer's willful misconduct or gross negligence or the Letter of Credit Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          SECTION 2.5.5.    Cash Collateral.    Upon the request of the Administrative Agent or the Letter of Credit Issuer or the Majority Lenders if, as of the Letter of Credit Commitment Termination Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrowers shall immediately pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Letter of Credit Issuer and the Revolver Lenders, as collateral for the aggregate undrawn face amount of all outstanding Letters of Credit, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the Letter of Credit Issuer (which documents are hereby consented to by the Lenders), in an amount equal to such aggregate undrawn amount. The Borrowers hereby grant the Collateral Agent, for the benefit of the Letter of Credit Issuer and the Lenders, a Lien on all such cash and deposit account balances. Cash collateral shall be maintained in blocked, deposit accounts at the Collateral Agent or other institutions satisfactory to it.

          SECTION 2.5.6.    Applicability of ISP98 and UCP.    Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrowers when a Letter of Credit is issued, (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each Letter of Credit.

          SECTION 2.5.7.    Conflict with Letter of Credit Confirmation.    In the event of any conflict between the terms hereof and the terms of any Letter of Credit Confirmation, the terms hereof shall control.

        SECTION 2.6.    Notes.    If requested by the relevant Revolver Lender, each Revolver Lender's Revolving Loans under the Revolving Commitment shall be evidenced by Revolving Notes executed by each Borrower, each such Note being payable to the order of such Revolver Lender in a maximum principal amount equal to such Revolver Lender's Revolver Percentage of the original applicable Revolving Commitment Amount. If requested by the relevant Term Lender, each Term Lender's Term Loans under the Term Commitment shall be evidenced by Term Notes executed by each Borrower, each such Term Note being payable to the order of such Term Lender in a maximum principal amount equal to such Term Lender's Term Percentage of the original applicable Term Loan Amount. Whether or not a Loan is evidenced by a Note, the Borrowers hereby irrevocably designate the Administrative Agent to serve as their agent, solely for the purposes of this section, to maintain a register (the "Register") on which the Administrative Agent will record the name and address of each Lender, and the Commitments and Loans and each repayment in respect of the principal amount of the Loans of each Lender from time to time. No payment with respect to the outstanding principal and interest applicable for each of the Loans shall be made to any Person other than the Person identified in such Register as the Lender with respect to such Loan. Failure to make any such recordation or any errors in such recordation shall not limit or otherwise affect the Borrowers' obligations in respect of such Loans or otherwise limit or affect any Obligations of any of the Borrowers. The entries in the Register shall be conclusive and binding on the Borrowers absent manifest error. The Borrowers hereby irrevocably authorize each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid) or on such Lender's records, which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any of the Borrowers.

ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

        SECTION 3.1.    Repayments and Prepayments.    The Borrowers shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrowers

          (a)   may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

            (i)    any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

            (ii)   no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

            (iii)  all such voluntary prepayments shall require at least one Business Day notice in the case of Base Rate Loans and three Business Days notice in the case of LIBO Rate Loans but in either case no more than five Business Days' prior written notice to the Administrative Agent; and

            (iv)  all such voluntary partial prepayments shall be in an aggregate minimum amount of $300,000 and an integral multiple of $100,000;

          (b)   shall, on each date when any reduction in the Revolving Commitment Amount shall become effective, including pursuant to Section 2.2, first make a mandatory prepayment of all Revolving Loans and any Unreimbursed Amounts and then cash collateralize any other Letter of Credit Obligations in an aggregate amount equal to the excess, if any, of the aggregate, outstanding principal amount of all Revolving Loans and Letter of Credit Obligations over the Revolving Commitment Amount as so reduced; and

          (c)   shall, on each Quarterly Payment Date set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans in the amount shown below opposite such Quarterly Payment Date:

Date	Amount
December 31, 2004	$375,000
March 31, 2005	$375,000
June 30, 2005	$375,000
September 30, 2005	$375,000
December 31, 2005	$375,000
March 31, 2006	$375,000
June 30, 2006	$375,000
September 30, 2006	$375,000
December 31, 2006	$375,000
March 31, 2007	$1,250,000
June 30, 2007	$1,250,000
September 30, 2007	$1,250,000
December 31, 2007	$1,250,000
March 31, 2008	$2,500,000
June 30, 2008	$2,500,000
September 30, 2008	$2,500,000
December 31, 2008	$2,500,000
March 31, 2009	$2,500,000
June 30, 2009	$2,500,000
September 30, 2009	$2,500,000
December 31, 2009	$52,062,500
April 30, 2010	$52,062,500

provided, however, that if the aggregate of all Borrowings constituting Delayed Draw Term Loans is in an amount less than $30,000,000, then the amount of the scheduled repayments to be made, commencing with the payment scheduled on June 30, 2008, shall be deemed reduced pro rata by an aggregate amount equal to the difference of $30,000,000 minus the aggregate of all Borrowings constituting Delayed Draw Term Loans;

          (d)   shall, concurrently with the receipt of proceeds from any Disposition but excluding, as long as no Event of Default shall have occurred and be continuing, Net Proceeds from any Disposition or series of Dispositions the proceeds of which are used within 90 days of the earlier of the receipt of the relevant Net Proceeds or the consummation of each such Disposition to replace the assets or property that were the subject of the Disposition, first make a mandatory prepayment of the Term Loans until the Term Loans are paid in full, and then permanently reduce the Revolving Commitment by the amount of any excess not needed to prepay the Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding, and then cash collateralize the Letters of Credit then outstanding in an amount equal to the Credit Facility Pro Rata Share of any such Net Proceeds; provided that notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing at a time when a payment is due under this Section 3.1(d), then the Revolving Commitment shall be deemed automatically reduced by an amount equal to the product of the amount of prepayment required under this clause (d) times a fraction in the numerator of which is the then Revolving Commitment and the denominator of which is aggregate Credit Exposure of all of the Lenders and the Borrowers shall prior to making the prepayment described in the foregoing provisions of this clause (d), pay the amount, if any, required to be paid pursuant to clause (b) of this Section 3.1 as a result of such reduction; and provided further that no such prepayment shall be required pursuant to this clause (d) unless the aggregate amount of such Net Proceeds received by the Borrowers and their Subsidiaries with respect to all Dispositions occurring since the Closing Date and not previously applied to prepayment of the Loans and Unreimbursed Amounts and cash collateralization of the Letters of Credit is at least $1,000,000;

          (e)   shall, upon receipt of insurance proceeds received in connection with a Loss Event and all other insurance proceeds that are not applied or permitted to be applied to pay the cost of restoration or repair in accordance with Section 3(h) of the Cash Collateral Control Agreement, first make mandatory prepayment of the Term Loans in an aggregate amount equal to the Credit Facility Pro Rata Share of 100% of all such insurance proceeds until the Term Loans are paid in full and then permanently reduce the Revolving Commitment by the amount of any excess insurance proceeds not needed to prepay such Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding, and then cash collateralize the Letters of Credit then outstanding in an amount equal to any such insurance proceeds remaining after the prepayment in full of the Loans;

          (f)    shall, upon receipt of proceeds received in connection with the incurrence of any Indebtedness not otherwise permitted in accordance with Section 7.2.2, first make mandatory prepayment of the Term Loans in an aggregate amount equal to the Credit Facility Pro Rata Share of 100% of all such proceeds until the Term Loans are paid in full and then permanently reduce the Revolving Commitment by the amount of any excess insurance proceeds not needed to prepay such Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding, and then cash collateralize the Letters of Credit then outstanding in an amount equal to any such proceeds remaining after the prepayment in full of the Loans; and

          (g)   shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, all Unreimbursed Amounts and cash collateralize all Letters of Credit, unless, pursuant to Section 8.3, only a portion of all Loans and Letter of Credit Obligations is so accelerated, in which case only the amount accelerated shall be so prepaid or cash collateralized, as the case may be.

Each voluntary prepayment of Term Loans made pursuant to clause (a) shall be applied, (i) to the extent of such prepayment, pro rata to and in accordance with the remaining scheduled repayments of Term Loans set forth in clause (c), and (ii) first to Base Rate Loans and second to LIBO Rate Loans. Each mandatory prepayment of Term Loans made pursuant to clause (d), clause (e), clause (f) or clause (g) shall be applied pro rata to the prepayment of the scheduled repayments of the Term Loans set forth in clause (c). Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary prepayment of principal of any Revolving Loans shall cause a reduction in the Revolving Commitment Amount.

        SECTION 3.2.    Interest Provisions.    Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

          SECTION 3.2.1.    Rates.    Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrowers may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a)   on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

          (b)   on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

        The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

LIBO Rate (Reserve Adjusted)	=	LIBO Rate 1.00 - LIBOR Reserve Percentage

        The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from CIBC, two Business Days before the first day of such Interest Period.

        "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to (a) the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of the relevant Interest Period for a term comparable to such Interest Period; (b) if for any reason such foregoing rate is not available, the rate per annum appearing on Reuters Screen LIBO page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a term comparable to such Interest Period; provided that if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates; and (c) if neither the Telerate Page 3750 nor the Reuters Screen LIBO page rate is available, the interest rate per annum equal to the rate per annum at which deposits in Dollars are offered by the principal office of the Administrative Agent in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the Loan of the Administrative Agent comprising part of such Loan and for a period equal to such Interest Period.

        "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

        All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

          SECTION 3.2.2.    Default Rates of Interest.    Upon the occurrence and continuance of any Event of Default, the Borrowers shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on the Loans and all Unreimbursed Amounts and on any other monetary Obligations of the Borrowers at a rate per annum equal to the Alternate Base Rate plus a margin of 2% over the Applicable Margin for Base Rate Loans; provided that in the case of any LIBO Rate Loan outstanding upon the occurrence and during the continuance of an Event of Default, such LIBO Rate Loan shall bear interest at a rate equal to the LIBO Rate then in effect plus the Applicable Margin plus 2% per annum until the last day of the then current Interest Period.

          SECTION 3.2.3.    Payment Dates.    Interest accrued on each Loan shall be payable, without duplication:

            (a)   on the Stated Maturity Date therefor;

            (b)   on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

            (c)   with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date hereof;

            (d)   with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period);

            (e)   with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

            (f)    on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

        SECTION 3.3.    Fees.    The Borrowers hereby agree to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

          SECTION 3.3.1.    Revolving Commitment Fee.    The Borrowers hereby agree to pay to the Administrative Agent for the account of each Revolver Lender, for the period (including any portion thereof when any of its Revolving Commitments are suspended by reason of such Borrowers' inability to satisfy any condition of Article V) commencing on the date hereof and continuing through the final Commitment Termination Date, a commitment fee at the Commitment Fee Rate on such Revolver Lender's Revolver Percentage of the sum of the average daily unused portion of the Revolving Commitment Amount. Such commitment fees shall be payable by the Borrowers in arrears on each Quarterly Payment Date, commencing with the first such day following the date hereof, and on each Commitment Termination Date.

          SECTION 3.3.2.    Letter of Credit Standby Fee Payable to Revolver Lenders.    The Borrowers agree to pay a fee to the Administrative Agent for the account of the Revolver Lenders (including the Letter of Credit Issuer), to be distributed ratably (in accordance with their respective Percentages), for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (and including) the date upon which such Letter of Credit expires or terminates in accordance with its terms, at a per annum rate equal to the Letter of Credit Fee Rate times the average daily undrawn face amount of such Letter of Credit. Such fee shall be payable on each Quarterly Payment Date, with the first such payment to be made on the first Quarterly Payment Date following the issuance of such Letter of Credit, and on the Letter of Credit Commitment Termination Date.

          SECTION 3.3.3.    Letter of Credit Fronting Fee Payable to the Letter of Credit Issuer.    The Borrowers hereby agree to pay to the Letter of Credit Issuer for its own account a fronting fee for each Letter of Credit at a per annum rate equal to one-fourth of one percent (1/4 of 1%) of the average daily undrawn face amount of such Letter of Credit. Such fee shall be payable on each Quarterly Payment Date, with the first such payment to be made on the first Quarterly Payment Date following the issuance of such Letter of Credit, and on the Letter of Credit Commitment Termination Date. In addition, the Borrowers shall pay directly to the Letter of Credit Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Letter of Credit Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

          SECTION 3.3.4.    Arranger's and Administrative Agent's Fee.    To the Administrative Agent and the Arranger for their own account, the fees in the amounts and on the dates specified in the letter agreement dated November [    ], 2004, among the Arranger and MLP, as amended, supplemented, restated or otherwise modified from time to time (the "Administrative Agent's Fee Letter and Arranger's Fee Letter").

          SECTION 3.3.5.    Collateral Agent's Fee.    To the Collateral Agent for its own account, the fees in the amounts and on the dates specified in the letter agreement of even date herewith, among the Borrowers and the Collateral Agent, as amended, supplemented, restated or otherwise modified from time to time (the "Collateral Agent's Fee Letter").

          SECTION 3.3.6.    Delayed Draw Term Loan Commitment Fee.    The Borrowers hereby agree to pay to the Administrative Agent for the account of each Term Loan Lender, for the period (including any portion thereof when any of its Term Loan Commitments are suspended by reason of such Borrowers' inability to satisfy any condition of Article V) commencing on the date hereof and continuing through the final Delayed Draw Commitment Termination Date, a commitment fee at the Commitment Fee Rate on such Term Loan Lender's Term Loan Percentage of the sum of the average daily unused portion of the Delayed Draw Term Loan Commitment Amount. Such commitment fees shall be payable by the Borrowers in arrears on each Quarterly Payment Date, commencing with the first such day following the date hereof, and on the Delayed Draw Term Loan Commitment Termination Date.

ARTICLE IV
CERTAIN LIBO RATE AND OTHER PROVISIONS

        SECTION 4.1.    Fixed Rate Lending Unlawful.    If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers and the Lenders, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

        SECTION 4.2.    Deposits Unavailable.    If the Administrative Agent shall have determined that by reason of circumstances affecting the relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

        SECTION 4.3.    Increased LIBO Rate Loan Costs, etc.    Each of the Borrowers agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

        SECTION 4.4.    Funding Losses.    In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a)   any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

          (b)   any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c)   any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within five days of their receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

        SECTION 4.5.    Increased Capital Costs.    If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or Letter of Credit Issuer or any Person controlling such Lender or Letter of Credit Issuer, and such Lender or Letter of Credit Issuer determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, its issuance or maintenance of a Letter of Credit or its participation in a Letter of Credit, or the Loans made by such Lender or Letter of Credit Issuer is reduced to a level below that which such Lender or Letter of Credit Issuer or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender or Letter of Credit Issuer to the Borrowers, the Borrowers shall immediately pay directly to such Lender or Letter of Credit Issuer additional amounts sufficient to compensate such Lender, such Letter of Credit Issuer or such controlling Person for such reduction in rate of return. A statement of such Lender or Letter of Credit Issuer as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Lender or Letter of Credit Issuer may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

        SECTION 4.6.    Taxes.    (a) All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority (except as permitted by clause (d) of this Section 4.6), but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrowers hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers will

          (i)    pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii)    promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

          (iii)    pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrowers will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

          (b)   If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrowers.

          (c)   Each Lender that is organized under the laws of a jurisdiction other than the United States (a "Non-U.S. Lender") shall so notify the Borrowers and shall also promptly notify the Borrowers of any change in its LIBO Office and shall in each case, prior to the due date of any payments hereunder, execute and deliver to each of the Borrowers and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as such Borrowers or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms W-8ECI and W-8BEN (or any successor form or documents), appropriately completed, as may be applicable, establishing that a payment to such Lender is fully exempt from withholding or deduction of Taxes, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit Q and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-US Lender claiming complete exemption from U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the Notes.

          (d)   The Borrowers shall not be required to pay any additional amounts to any Lender in respect of the United States withholding tax pursuant to this Section 4.6 if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of clause (c) above for any reason, other than a change in treaty, law or regulation after the date hereof (or, in the case of an Assignee Lender, after the date of assignment or transfer) which prevents such Lender from qualifying for a total exemption from United States withholding; provided, that if a Lender (i) is unable to provide the Borrowers a form otherwise required to be delivered pursuant to clause (c) above or (ii) makes any payment or becomes liable to make any payment on account of any Taxes with respect to payments by the Borrowers hereunder, the Borrowers may, at their option, as long as no Event of Default exists, either (A) replace such Lender with another financial institution reasonably acceptable to the Administrative Agent and, if applicable, the Letter of Credit Issuer, to be sought, nominated and designated by the Borrowers pursuant to a Lender Assignment Agreement entered into by such financial institution and the relevant affected Lender in accordance with Section 10.11.1 or (B) continue to make payments to such Lender under the terms of this Agreement and the applicable Note, which payments shall be made in accordance with clause (a) above. If the Borrowers exercise their option under subparagraph (B) of this clause (d) the relevant Lender agrees to comply with clause (e) of this Section.

          (e)   Any Lender claiming any additional amounts payable pursuant to this Section 4.6 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to file any certificate or document requested by the Borrowers or to change the jurisdiction of its LIBO Office or Domestic Office, as applicable, if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and so long as such efforts or changes would not, in the sole discretion of such Lender, be otherwise disadvantageous to such Lender.

        SECTION 4.7.    Payments, Computations, etc.    Unless otherwise expressly provided, all payments by the Borrowers pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrowers to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

        SECTION 4.8.    Sharing of Payments.    If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          (a)   the amount of such selling Lender's required repayment to the purchasing Lender to

          (b)   the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each of the Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrowers in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

        SECTION 4.9.    Setoff.    Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Loan Party or any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify each of the Borrowers and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

        SECTION 4.10.    Use of Proceeds.    The Borrowers shall apply the proceeds of each Borrowing (i) which is a Revolving Loan or a Letter of Credit for general corporate purposes, including working capital, permitted acquisitions, permitted Capital Expenditures, permitted Investments and provided no Default or Event of Default has occurred and is continuing, or would result therefrom, to make minimum quarterly Distributions on the common units in MLP, (ii) which is an Initial Draw Term Loan for the refinancing of Existing Indebtedness or (iii) which is a Delayed Draw Term Loan for the financing of a portion of the construction costs of the ATB pursuant to the ATB Construction Contract in an amount not to exceed $45,600,000. Without limiting the foregoing, no proceeds of any Credit Extension will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.

ARTICLE V
CONDITIONS TO BORROWING

        SECTION 5.1.    Initial Borrowing.    The obligations of the Lenders to fund the initial Borrowing and make the Initial Draw Term Loans shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

          SECTION 5.1.1.    Resolutions, etc.    The Administrative Agent shall have received from each of the Borrowers a certificate, dated the date of the initial Borrowing, of their respective Secretary or Assistant Secretary, or of the respective Secretary or Assistant Secretary of their general partner if such Loan Party is a limited partnership, as to

            (a)   resolutions of their respective board of directors, board of managers, general partner, managing member (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Transaction Document to be executed by such Loan Party;

            (b)   the incumbency and signatures of those of their respective officers authorized to act with respect to each Transaction Document executed by it; and

            (c)   evidence that each such Borrower and such Loan Party is (i) duly organized or formed, and (ii) validly existing, in good standing and qualified to transact business under the laws of the jurisdiction of its respective organization and under the laws of each jurisdiction where the failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of each Loan Party (or of the Secretary of the Loan Party's general partner if such Loan Party is a limited partnership) canceling or amending such prior certificate.

          SECTION 5.1.2.    Delivery of Notes.    To the extent required by a Lender, the Administrative Agent shall have received, for the account of such Lender, a Note payable to the order of such Lender duly executed and delivered by the Borrowers.

          SECTION 5.1.3.    Third Party Consents Related to Charters.    The Administrative Agent shall have received, within seventy-five (75) days following the Closing Date, (a) consents and agreements in substantially the same form of Exhibit K-2 hereto duly executed and delivered by each charterer under each Existing Charter in effect on the Closing Date from whom the Administrative Agent did not receive a similar consent pursuant to the Existing Credit Facility and (b) an acknowledgment of consent and agreement in substantially the form of Exhibit K-3 hereto executed and delivered by each charterer under each of the Existing Charters identified in clauses (v) through (viii) in the definition of Existing Charters.

          SECTION 5.1.4.    Support Agreement.    The Administrative Agent shall have received a written confirmation from Hess of the continued effectiveness of the Support Agreement duly executed by Hess and acknowledged by the Borrowers together with a consent and agreement in substantially the form of Exhibit K-1, hereto duly executed and delivered by Hess and the Borrowers.

          SECTION 5.1.5.    Pledge Agreement.    The Administrative Agent shall have received executed counterparts of the Pledge Agreements, dated as of the date hereof, duly executed by MLP, Operating LLC and Chemical Pioneer, together with the certificates, evidencing all of the issued and outstanding membership interest pledged in accordance with the terms of the Pledge Agreements, which certificates shall in each case be accompanied by undated powers duly executed in blank, or, if any securities pledged pursuant to a Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Section 9-106 of the Uniform Commercial Code, as in effect in the State of New York.

          SECTION 5.1.6.    Cash Collateral Control Agreement; Security Agreements.    The Administrative Agent shall have received executed counterparts of the Cash Collateral Control Agreement and in the case of New Borrowers other than ATB LLC, Security Agreements, and in the case of ATB LLC and each Existing Borrower which is a Borrower under this Agreement, Amendments to

  Security Agreements, each dated as of the date hereof and duly executed by each relevant Borrower, together with

            (a)   acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1 in the case of New Borrowers other than ATB LLC), dated a date reasonably near to the date of the initial Borrowing, or such other evidence of filing as may be acceptable to the Administrative Agent, naming the Borrowers as the debtors and the Collateral Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Collateral Agent pursuant to the Security Agreements;

            (b)   executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreements previously granted by any Person; and

            (c)   certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrowers (under their respective present name and any previous names) as the debtors and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above in the case of the Borrowers, together with copies of such financing statements (none of which (other than those described in clause (a), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover any collateral described in the Security Agreements) unless a termination statement relating thereto or other release of Lien acceptable to the Administrative Agent shall have been executed and delivered to the Administrative Agent.

          SECTION 5.1.7.    Mortgages.    The Administrative Agent shall have received counterparts of the Mortgages from each Original Owner, Chemical Pioneer and Charleston, dated as of the date hereof, duly executed by the relevant Borrower, covering each Vessel described in Schedule II, together with

            (a)   evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Amendments to Mortgages, as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create and maintain a valid, perfected first priority Lien against the Vessels;

            (b)   the Administrative Agent shall have received the report of the Borrowers' marine insurance broker required pursuant to Article 1, Section 11 of the Mortgages, together with such evidence of insurance as is required by Article 1, Section 11 of the Mortgages and such other evidence of the maintenance of the insurance required by Article 1, Section 11 of the Mortgages as the Administrative Agent shall reasonably request; and

            (c)   such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

          SECTION 5.1.8.    Guaranties.    The Administrative Agent shall have received duly executed counterparts of the Guaranty of each of USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC, dated as of the date hereof, substantially in the form of Exhibit J hereto.

          SECTION 5.1.9.    Opinions of Counsel.    The Administrative Agent shall have received opinions, dated the date of the initial Borrowing and addressed to the Administrative Agent, the Collateral Agent and all Lenders, from Fulbright & Jaworski, LLP, counsel to the Borrowers, substantially in the form of Exhibit F-1 hereto and Holland & Knight, special counsel to the Borrowers, substantially in the form of Exhibit F-2.

          SECTION 5.1.10.    Closing Fees, Expenses, etc.    The Arranger and the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3, if then invoiced.

          SECTION 5.1.11.    Payment of Outstanding Indebtedness.    The Administrative Agent shall have received a prepayment in the amount of [$93,750,000] of Indebtedness outstanding under the Existing Credit Facility.

          SECTION 5.1.12.    Financial Condition.    Immediately following the funding of the Term Loans on the Closing Date,

              (i)    the Borrowers shall have for the twelve-month period ending September 30, 2004, Consolidated Pro Forma EBITDA of at least [$53,000,000];

              (ii)    the Total Debt Leverage Ratio of the Borrowers on a pro forma basis after giving effect to the Credit Extensions and the Equity Offering and the use of the proceeds thereof shall not exceed 1.90; and

              (iii)    no event or occurrence which could reasonably be anticipated to have a Material Adverse Effect shall have occurred and be continuing.

          SECTION 5.1.13.    Solvency Certificate.    The Borrowers shall have delivered to the Administrative Agent a solvency certificate duly executed by an Authorized Officer of each Borrower in substantially the form of Exhibit M hereto.

          SECTION 5.1.14.    Ratings.    The Administrative Agent shall have received a ratings letter from each of S&P and Moody's ascribing a rating to the Notes, and such rating shall not have been withdrawn.

          SECTION 5.1.15.    Equity Offering.    The Equity Offering as described in the Final Prospectus shall have been consummated as described in such Final Prospectus and MLP shall have received at least $100,000,000 in gross proceeds therefrom.

          SECTION 5.1.16.    Financial Statements.    The Administrative Agent shall have received unaudited financial statements for the Borrowers prepared in accordance with GAAP for the most recent interim monthly periods.

          SECTION 5.1.17.    Officer's Certificate.    The Administrative Agent shall have received a certificate duly executed by an Authorized Officer of each Borrower, dated as of the Closing Date, (a) certifying that the conditions precedent to be performed by such Borrower described in 5.1.12 and 5.1.19 have been satisfied in accordance with this Agreement, and (b) showing in reasonable detail the computations made with respect to Section 5.1.12.

          SECTION 5.1.18.    Organic Documents.    The Administrative Agent shall have received a duly executed copy of the Organic Documents for each New Borrower and General Partner, and all amendments, supplements, or other modifications thereto.

          SECTION 5.1.19.    Consummation of Transactions.    Each of the transactions contemplated by Sections 3.1 through 3.6 of the Contribution Agreement shall have been consummated.

          SECTION 5.1.20.    Agreement of General Partner.    The General Partner shall have executed and delivered to the Administrative Agent, the Collateral Agent and the Lenders a letter dated the Closing Date substantially in the form of Exhibit R hereto.

          SECTION 5.1.21.    Additional Documentation.    The Administrative Agent shall have received, in form and substance satisfactory to it, such additional assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Majority Lenders shall reasonably request.

        SECTION 5.2.    All Credit Extensions.    The obligation of each Lender (including the Letter of Credit Issuer) to make any Credit Extension (including the initial Credit Extensions) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

          SECTION 5.2.1.    Compliance with Warranties, No Default, etc.    Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct

            (a)   the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7) and in each Transaction Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

            (b)   except as disclosed by the Borrowers to the Administrative Agent and the Lenders pursuant to Section 6.7

              (i)    no labor controversy, litigation, arbitration or governmental investigation (to the knowledge of any Loan Party) or proceeding shall be pending or, (to the knowledge of any Loan Party) threatened, against a Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Transaction Document; and

              (ii)    no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which could reasonably be expected to have a Material Adverse Effect; and

            (c)   no Default shall have then occurred and be continuing, and none of the Borrowers, nor any other Loan Party nor any of their respective Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

          SECTION 5.2.2.    Borrowing Request; Letter of Credit Confirmation and Documentation.    In the case of a Borrowing, the Administrative Agent shall have received a Borrowing Request for such Borrowing in compliance with Section 2.3.1. In the case of a Credit Extension relating to Letters of Credit, the Administrative Agent and the Letter of Credit Issuer shall have received the Letter of Credit Confirmation and other documents and information required to be delivered pursuant to and in compliance with Section 2.3.2. Each of the delivery of a Borrowing Request or a Letter of Credit Confirmation, as applicable, and the acceptance by the Borrowers of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrowers that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

          SECTION 5.2.3.    Satisfactory Legal Form.    All documents executed or submitted pursuant hereto by or on behalf of each of the Borrowers or any of their respective Subsidiaries or any other Material Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders, the Letter of Credit Issuer and the Administrative Agent to enter into this Agreement and to make Credit Extensions hereunder, each of the Borrowers represents and warrants unto the Administrative Agent, the Letter of Credit Issuer and each Lender as set forth in this Article VI.

        SECTION 6.1.    Organization, etc.    Each of the Loan Parties and each of their respective Subsidiaries is a partnership, limited liability company or corporation, as the case may be, validly organized and existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the nature of their respective business require such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect and have full limited liability company, partnership or corporate, as the case may be, power and authority and hold all requisite governmental licenses, permits and other approvals (a) to enter into and perform their Obligations under this Agreement, the Notes and each other Transaction Document to which they are a party and (b) to own and hold under lease their respective property and to conduct their respective business substantially as currently conducted by each of them, except in the case of clause (b), where the failure to have licenses, permits and other approvals could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, after giving effect to the transactions contemplated by the Contribution Agreement, the General Partner is the sole general partner of, and owns a 2.0% general partner interest in, the MLP.

        SECTION 6.2.    Due Authorization, Non-Contravention, etc.    The execution, delivery and performance by each of the Borrowers of this Agreement, the Notes and each other Transaction Document executed or to be executed by it, and the execution, delivery and performance by each other Loan Party of this Agreement and each other Transaction Document executed or to be executed by each of them are within each Borrower's and each such Loan Party's limited liability company, partnership or corporate, as applicable, powers, have been duly authorized by all necessary company action, and do not

          (a)   contravene any Borrower's or any such Loan Party's Organic Documents;

          (b)   contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting any such Borrower or any such Loan Party; or

          (c)   result in, or require the creation or imposition of, any Lien on any of such Borrower's or any other Loan Party's properties (except those specifically created pursuant to the Transaction Documents).

        SECTION 6.3.    Government Approval, Regulation, etc.    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required to be made by any of the Borrowers or any other Loan Party for the due execution, delivery or performance by any Borrower or any other Loan Party of this Agreement, the Notes or any other Transaction Document to which it is a party, except (a) solely with respect to the representation under the Closing Date those filings set forth on Item 6.3 of the Disclosure Schedule which shall be made on the Closing Date and (b) those authorizations, approvals, other actions, notices or filings the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. None of the Borrowers nor any of their respective Subsidiaries are an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a

"subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        SECTION 6.4.    Validity, etc.    This Agreement constitutes, and the Notes and each other Transaction Document executed by each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms, and each Transaction Document executed pursuant hereto by each other Loan Party will, on the due execution and delivery thereof by such Loan Party, constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

        SECTION 6.5.    Financial Information.

          (a)   The pro forma consolidated balance sheet of MLP and its consolidated Subsidiaries as of September 30, 2004, certified by an Authorized Officer of the General Partner (the "Pro Forma Balance Sheet") having responsibility over financial matters, a copy of which has been provided to the Administrative Agent and each Lender, is the unaudited consolidated balance sheet of MLP and its consolidated Subsidiaries adjusted to give effect (as if such events had occurred on such date) to (i) the Equity Offering, (ii) the making of the Initial Draw Term Loans, (iii) the application of the proceeds of the foregoing in accordance with the terms of the Loan Documents and the Final Prospectus, dated October [    ], 2004, for the Equity Offering as filed with the United States Securities and Exchange Commission (the "Final Prospectus"), (iv) the other transactions to occur on the Closing Date, and (v) the payment of all fees and expenses related to the foregoing transactions, as estimated in good faith as of the date of the Pro Forma Balance Sheet. The Pro Forma Balance Sheet, together with the notes thereto, presents fairly in all material respects, on a pro forma basis, the consolidated financial position of MLP and its Subsidiaries as of September 30, 2004, assuming that the events specified in the preceding sentence had actually occurred on such date.

          (b)   The Projections have been prepared in good faith under the direction of an Authorized Officer of the General Partner having responsibility for financial matters, and in accordance with GAAP based upon good faith estimates and assumptions believed by management of the Parent to be reasonable at the time made. The Borrowers have no reason to believe that as of the date of delivery thereof such Projections are materially incorrect or misleading in any material respect, or omit to state any material fact which would render them misleading in any material respect, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

        SECTION 6.6.    No Material Adverse Change, etc.    Since June 30, 2004, (a) except as disclosed in Item 6.6 of the Disclosure Schedule, no event or occurrence which could reasonably be anticipated to have a Material Adverse Effect has occurred, and (b) no event, act or condition has occurred which calls into question the Projections.

        SECTION 6.7.    Litigation, Labor Controversies, etc.    There is no pending or, to the knowledge of each of the Borrowers, threatened (in writing) litigation, action, proceeding, or labor controversy against any of the Loan Parties or any of their respective Subsidiaries, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Transaction Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

        SECTION 6.8.    Subsidiaries; Nature of Business.    After giving effect to the consummation of the transactions contemplated by the Contribution Agreement, no Loan Party, other than MLP, Operating LLC and Chemical Pioneer, has any Subsidiaries, except those Subsidiaries which are identified in Item 6.8 ("Existing Subsidiaries") of the Disclosure Schedule or, in the case of such Loan Parties, which are permitted to be formed or acquired in accordance with this Agreement. None of the Loan Parties has engaged in any business other than to enter into the Transaction Documents, the Equity Offering, the Transactions contemplated by the Contribution Agreement and otherwise to conduct such business as is necessary or appropriate to the development, ownership, maintenance and operation of the Vessels, and the conduct of the Business and in other business activities directly related to such businesses which do not interfere with the Business or with USS Chartering's performance of its obligations under the Support Agreement, which could not reasonably be anticipated to result in a Material Adverse Effect or in a Default or Event of Default, and which does not involve any vessel other than a vessel engaged as either a chemical tanker or product tanker that is eligible to transport cargo between ports in the United States under the Merchant Marine Act of 1920.

        SECTION 6.9.    Ownership of Properties.    Each of the Loan Parties and each of their respective Subsidiaries own good and marketable title to all of their respective material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights and including each Vessel owned by any Loan Party), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.

        SECTION 6.10.    Taxes.    Each of the Loan Parties and each of their respective Subsidiaries have filed all tax returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their respective books.

        SECTION 6.11.    Pension and Welfare Plans.    During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any of the Loan Parties or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, none of the Loan Parties nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA or in other applicable law.

        SECTION 6.12.    Environmental Warranties.    Except as set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule:

          (a)   all facilities and property (including underlying groundwater) owned or leased by any Loan Party or any of their respective Subsidiaries are, and (in the case of facilities or property leased by Loan Party as Lessee) have been, and continue to be, owned or leased by such Loan Party and its respective Subsidiaries (to the Loan Party's knowledge as to real estate property leased by any Loan Party) in material compliance with all Environmental Laws;

          (b)   there have been no past, and there are no pending or to any Loan Party's knowledge threatened (in writing)

            (i)    claims, complaints, notices or requests for information received by any Loan Party or any of its respective Subsidiaries with respect to any alleged violation of any Environmental Law, or

            (ii)   complaints, notices or inquiries to any Loan Party or any of its respective Subsidiaries regarding potential liability under any Environmental Law;

nor does any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened;

          (c)   there have been no Releases by any Loan Party of Hazardous Materials from, at, on or under any property now or previously owned or leased by any Loan Party or any of their respective Subsidiaries (to any Loan Party's knowledge as to real estate property leased by any Loan Party) or arising from or related to the operations of any Loan Party or any Subsidiary or otherwise in connection with the Business that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (d)   each Loan Party and its respective Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses;

          (e)   no property now or previously owned or leased by any Loan Party or any of its respective Subsidiaries is (to any Loan Party's knowledge as to real estate property leased by any Loan Party) listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f)    there are (to any Loan Party's knowledge as to real estate property leased by any Loan Party) no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by any Loan Party or any of its respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (g)   none of the Loan Parties nor any Subsidiary of any of the Loan Parties has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which could reasonably be expected to lead to material claims against such Loan Party or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h)   there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by any Loan Party or any Subsidiary (to any Loan Party's knowledge as to real estate property leased by any Loan Party) of such Loan Party that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

          (i)    no conditions exist at, on or under any property now or previously owned or leased by any Loan Party (to any Loan Party's knowledge as to real estate property leased by any Loan Party) which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

        SECTION 6.13.    Regulations T, U and X.    No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

        SECTION 6.14.    Accuracy of Information.    All factual information heretofore or contemporaneously furnished by or on behalf of any Borrower or any other Loan Party in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby were, at the time so furnished, and all other such factual information hereafter furnished by or on behalf of any Borrower or any other Loan Party to the Administrative Agent or any Lender will be, in each case when taken together with all such other factual information previously so furnished, true and accurate in all material respects on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances in which such information was furnished.

        SECTION 6.15.    Solvency.    After giving effect to the transactions contemplated by the Contribution Agreement, the value of the assets and properties of the Loan Parties and their Subsidiaries, taken as a whole, at a fair valuation and at their then present fair salable value is and, after giving effect to any pending Credit Extension and the application of the amount of such Credit Extension, will be greater than their total liabilities, including contingent liabilities and greater than the amount that would be required to pay their probable aggregate liability on their then existing debts as they become absolute and matured, each Borrower has capital sufficient for the conduct of its business including any contemplated or undertaken transaction and the Loan Parties and their Subsidiaries, taken as a whole, have assets, and resources sufficient to pay their liabilities, including contingent liabilities, as they become due. No Loan Party intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due.

        SECTION 6.16.    Common Enterprise.    The Borrowers are engaged in the business and operations described in Section 6.8. Such business and operations require financing on an integrated basis such that the credit supplied can be made available from time to time to various of the Borrowers, as required for the continued successful operation of each individual Borrower and the integrated operation of the Borrowers as a whole. The Borrowers have requested the Lenders to make a portion of the credit extensions made available hereunder primarily for the purpose of financing the working capital requirements of the integrated operations of the Borrowers, and a portion of the credit for the acquisition or construction of the new Vessels which will increase the financial strength and income of the integrated group. Each Borrower expects to derive substantial benefit (and each Borrower may reasonably be expected to derive substantial benefit) directly or indirectly, from the credit extended by the Lenders hereunder, both in its separate capacity and as a member of the integrated group since the successful operation and condition of each of the Borrowers is dependent on the continued successful performance of the functions, and profitable operations of, of the integrated group as a whole.

        SECTION 6.17.    No Default.    Except as disclosed in Item 6.17 of the Disclosure Schedule, none of the Borrowers nor any of their Subsidiaries is in default under or with respect to any Material Charter, the Support Agreement, the ATB Construction Contract, or any contractual obligation that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

        SECTION 6.18.    Labor Relations.    No Loan Party or Affiliate thereof is engaged in any unfair labor practice which could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the knowledge of each Loan Party and each of the Subsidiaries, threatened (in writing) against a Loan Party or Affiliate thereof before the National Labor Relations Board which could reasonably be expected to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or, to the knowledge of any Loan Party, threatened (in writing) nor does any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened; (b) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of each Loan Party, threatened (in writing) against a Loan Party or any Affiliate thereof nor does any Loan Party have any knowledge or reason to believe that any such action will occur or will be threatened in writing; and (c) except as set forth on Item 6.18 of the Disclosure Schedule, no union representation question existing with respect to the employees of a Loan Party or any Affiliate thereof and, to the knowledge of any Loan Party, no union organizing activities are taking place with respect to any thereof.

        SECTION 6.19.    Insurance.    Each Loan Party has, with respect to its properties and business, insurance covering the risks, in the amounts, with the deductible or other retention amounts, and with the carriers, listed in the Mortgages, which insurance meets the requirements of the Mortgages as of the date hereof and the Closing Date.

        SECTION 6.20.    Use of Proceeds.    The proceeds of the Credit Extensions shall be used solely for the purposes set forth in Section 4.10.

        SECTION 6.21.    Compliance with Laws.    Each Loan Party and its Subsidiaries is in compliance in all material respect with all Requirements of Law except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

        SECTION 6.22.    Representations in other Loan Documents.    All representations made by any Loan Party under any Loan Document are true, correct and complete in all material respects as of the date when made or deemed made.

        The rights and remedies of the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, or any Lender in relation to any misrepresentation or breach of a warranty on the part of any Loan Party or any other Material Obligor shall not be prejudiced by any investigation by or on behalf of any of the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer or any Lender, by the execution, delivery or performance of any Loan Document, or by any other act or thing which may be done by or on behalf of any such Person and which may, apart from this Section, prejudice such rights or remedies.

ARTICLE VII
COVENANTS

        SECTION 7.1.    Affirmative Covenants.    Each of the Borrowers agrees with the Administrative Agent, the Letter of Credit Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrowers will perform the obligations set forth in this Section 7.1.

          SECTION 7.1.1.    Financial Information, Reports, Notices, etc.    The Borrowers will furnish, or will cause to be furnished, to each Lender, the Letter of Credit Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

            (a)   as soon as available and in any event within 45 days of each calendar month and within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrowers, consolidated and consolidating balance sheets of the Borrowers and their respective Subsidiaries as of the end of such calendar month and each such Fiscal Quarter and consolidated and consolidating statements of earnings, partners' equity and cash flow of the Borrowers and their respective Subsidiaries for such calendar month and each such Fiscal Quarter and, in the case of each quarterly statement for any quarter ending after the first anniversary of the date hereof, for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of General Partner and each of the Borrowers, all such monthly reports shall be accompanied with detailed information setting forth individual Vessel activity, charter rates, non-charter or off hire days and reasons, payments made under the Support Agreement or required to be made with respect to such period under the Support Agreement, capital expenditures (including payments made pursuant to the ATB Construction Contract) and any insurance claims made or payments received under any insurance policies, any coast guard or other governmental notices received and such other information as the Administrative Agent or the Majority Lenders shall from time to time reasonably request;

            (b)   as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrowers, a copy of the annual audit report for such Fiscal Year for the Borrowers and their respective Subsidiaries, including therein consolidated balance sheets of the Borrowers and their respective Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings, partners' equity and cash flow of the Borrowers and their respective Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner reasonably acceptable to the Administrative Agent and the Majority Lenders by PriceWaterhouseCoopers LLP or other independent public accountants reasonably acceptable to the Administrative Agent and the Majority Lenders, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default;

            (c)   as soon as available and in any event within 90 days after the end of each Fiscal Year of the General Partner, a copy of the unaudited (or audited, if available) consolidated balance sheet of the General Partner as of the end of such Fiscal Year and the consolidated statements of earnings and cash flow for such Fiscal Year, in each case certified by the chief financial Authorized Officer of General Partner as fairly presenting, in accordance with GAAP, the financial position and the results of operations of the General Partner and its Subsidiaries (or if available, accompanied by an opinion of independent public accountants as described in Section 7.1.1(b));

            (d)   as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the chief financial Authorized Officers of the General Partner and each of the Borrowers, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4;

            (e)   as soon as possible and in any event within five Business Days after having knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officers of the General Partner and each of the Borrowers setting forth details of such Default and the action which such Borrower has taken and proposes to take with respect thereto;

            (f)    as soon as possible and in any event within five Business Days after having knowledge of (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 6.7, notice thereof and copies of all material documentation relating thereto;

            (g)   promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the unit holders of the MLP (excluding any periodic income tax reporting materials), and copies of all annual, regular, periodic and special reports and registration statements which the MLP has filed with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange

    Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto, in each case, (i) which are not confidential in nature, as permitted by applicable laws, as required by contractual restrictions not entered into in contemplation of this Section 7.1.1(g), as permitted by recognized principles of privilege or as otherwise determined in good faith by the MLP, and (ii) which are not publicly available on the United States Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System (or "EDGAR") or other similar publicly accessible sources of which a Borrower provides written notice to the Administrative Agent and the Lenders;

            (h)   immediately upon becoming aware of the institution of any steps by any Loan Party or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that any Loan Party furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Loan Party of any material liability, fine or penalty, or any material increase in the contingent liability of the Loan Party with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all material documentation relating thereto;

            (i)    concurrently with the sending thereof, copies of all information and reports which any Loan Party is required to provide under any of the Transaction Documents and promptly upon receipt thereof, copies of all information and notices which any Loan Party receives under any of the Transaction Documents, excluding in each case copies of routine correspondence delivered pursuant to the Charters;

            (j)    within 30 days after the commencement of each Fiscal Year of MLP, a projected consolidated balance sheet of the MLP and its Subsidiaries as of the end of such Fiscal Year and related projected consolidated statements of income, partners' equity and cash flows for such Fiscal Year, including therein an annual operating budget for the MLP and its Subsidiaries for such Fiscal Year certified by an Authorized Officer of the General Partner as being a true and complete copy of the projected consolidated balance sheet and operating budget approved by the General Partner for such Fiscal Year; provided that the MLP may from time to time deliver to the Administrative Agent an updated projected consolidated balance sheet and operating budget for any Fiscal Year certified by an Authorized Officer of the General Partner as being a true and complete copy of the updated projected consolidated balance sheet and annual operating budget approved by the General Partner for the relevant Fiscal Year;

            (k)   such other information respecting the condition or operations, financial or otherwise, of any Loan Party or any of its Subsidiaries or (to the extent the Loan Parties are entitled to request such information) any other Material Obligor as any Lender through the Administrative Agent may from time to time reasonably request; and

            (l)    any correspondence or notices to or from any governmental authority, regulatory or self regulatory agencies, or other entities with jurisdiction over any Loan Party pertaining to matters that could reasonably be expected to have a Material Adverse Effect.

          SECTION 7.1.2.    Compliance with Laws, etc.    Each Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

            (a)   the maintenance and preservation of its legal existence (except as otherwise permitted under Section 7.2.10) and qualification as a foreign partnership, limited liability company or corporation, as the case may be; and

            (b)   the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 7.1.3.    Maintenance of Properties.    Each Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless such Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

          SECTION 7.1.4.    Insurance.    Each Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and all insurance required to be maintained by the Borrowers pursuant to the Mortgages (whether or not such Borrower is a party to such Mortgage) and will, upon request of the Administrative Agent, furnish to each Lender and the Letter of Credit Issuer at reasonable intervals a certificate of an Authorized Officer of such Borrower setting forth the nature and extent of all insurance maintained by the Borrowers and their Subsidiaries in accordance with this Section.

          SECTION 7.1.5.    Books and Records.    Each Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in conformity with GAAP and all Requirements of Law all of its business affairs and transactions and permit the Administrative Agent, the Letter of Credit Issuer and each Lender or any of their respective representatives, at reasonable times and intervals and (unless an Event of Default shall have occurred and is continuing in which case no notice is required) upon reasonable notice to the Borrowers, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and each Borrower hereby authorizes such independent public accountant to discuss such Borrower's financial matters with each Lender or its representatives whether or not any representative of such Borrower is present) and to examine (and, at the expense of the Borrowers, photocopy extracts from) any of its books or other corporate records.

          SECTION 7.1.6.    Environmental Covenant.    Each Borrower will, and will cause each of its Subsidiaries to,

            (a)   use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary material permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

            (b)   immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Administrative Agent any actions and proceedings relating to compliance with Environmental Laws; and

            (c)   provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.

          SECTION 7.1.7.    Required Reserves.    The Borrowers shall, and shall cause each of their respective Subsidiaries to, deposit into the Restricted Loss Proceeds Account (as defined in the Cash Collateral Control Agreement) all proceeds of insurance attributable to any Loss Event or to any Loss resulting in proceeds in excess of $1,000,000 to be maintained and applied pursuant to the terms of the Cash Collateral Control Agreement and Article 1, Section 11 of the Mortgages. Amounts on deposit in the Restricted Loss Proceeds Account shall be withdrawn and applied pursuant to the terms of the Cash Collateral Control Agreement.

          SECTION 7.1.8.    Security.    The Borrowers shall, and shall cause each of their respective Subsidiaries to, grant the Collateral Agent for the benefit of the Administrative Agent, the Letter of Credit Issuer, each Lender and each Secured Hedge Counterparty a perfected first and prior Lien in and to all of its assets and properties including without limitation all cash, investment property, bank accounts, general intangibles, any vessels acquired pursuant to a Vessel Acquisition, the ATB, any contracts executed with the ATB Contractor with respect to the ATB and security for performance delivered by the ATB Contractor, inventory, equipment, chattel paper, and instruments and agree to execute, deliver and cause to be recorded such amendments to the Mortgages as the Secured Hedge Counterparties may reasonably request to secure the Obligations under the Hedge Agreements by the Mortgages, and as the Lenders may reasonably request to secure the Obligations hereunder by the Mortgages following any increase in the Commitments pursuant to Section 2.1.6, all pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Collateral Agent.

          SECTION 7.1.9.    Hedge Agreements.    The Borrowers shall terminate any Hedge Agreements to the extent that the Hedging Obligations under such Hedge Agreements cover a notional principal amount on any date in excess of 100% of the principal amount of the Term Loans projected to be outstanding on such date after taking into consideration any prepayments effectuated under the Loan Documents. The Borrowers agree with the Secured Hedge Counterparties that in their best estimation, the maximum potential Hedging Obligations pursuant to the Hedge Agreements executed and in place as of the Closing is an amount equal to [$                        ].

          SECTION 7.1.10.    Maintenance of a Rating.    The Borrowers shall at all times maintain a rating on the Notes from each of S&P and Moody's.

          SECTION 7.1.11.    Undertakings in Respect of Additional Subsidiaries.    If any additional Subsidiary of MLP or any of its Subsidiaries is formed or acquired after the Closing Date, the Borrowers will notify the Administrative Agent, Collateral Agent and the Lenders thereof and the Borrowers and such Loan Party will cause such Subsidiary (if such Subsidiary is wholly-owned by the MLP and its other Subsidiaries or, if such Subsidiary is not so wholly-owned to the extent of its control over such Subsidiary) to (a) execute a Guaranty substantially in the form of Exhibit J (provided that such Subsidiary is not a Borrower hereunder), a Security Agreement substantially in the form of Exhibit I-1, and a Mortgage substantially in the form of Exhibit G if such Subsidiary owns any vessels, within twenty (20) Business Days (or such timeframe as is acceptable to the Administrative Agent) after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on Subsidiary's personal and real property as required by Section 7.1.8, and (b) if and to the extent that any equity interests in or Indebtedness of such Subsidiary are owned by or on behalf of such Loan Party, such Loan Party will cause such equity interests owned by such Loan Party and promissory notes evidencing such Indebtedness to be pledged pursuant to a Pledge Agreement within twenty (20) Business Days (or such time as is acceptable to the Administrative Agent) after such Subsidiary is formed or acquired.

          SECTION 7.1.12.    Revolver Cleanup.    For a period of at least fifteen (15) consecutive days during each twelve month period, commencing with the Effective Date, the Borrowers shall have no Revolving Loans (other than Letters of Credit) outstanding where the funds from such Revolving Loans have been or are being used for working capital purposes.

        SECTION 7.2.    Negative Covenants.    Each Borrower agrees with the Administrative Agent, the Letter of Credit Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, such Borrower will perform the obligations set forth in this Section 7.2.

          SECTION 7.2.1.    Business Activities.    The Borrowers will not, and will not permit any of their Subsidiaries to, engage in any business activity, except those described in Section 6.8.

          SECTION 7.2.2.    Indebtedness.    The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a)   Indebtedness in respect of the Loans, Letter of Credit Obligations, and other Obligations;

            (b)   Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(b) ("Ongoing Indebtedness") of the Disclosure Schedule;

            (c)   Indebtedness in an aggregate principal amount not to exceed $1,500,000 at any time outstanding or which is incurred by the Borrowers or any of their Subsidiaries to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance its acquisition of such assets;

            (d)   unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

            (e)   Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7;

            (f)    Indebtedness of the Borrowers and their Subsidiaries in respect of Hedging Obligations; provided, that (i) such Hedging Obligations are entered into solely with the purpose and effect of fixing and capping interest rates on not more than 100% of the principal amount of the Term Loans projected to be outstanding on any date that are accruing interest at a variable rate at any time; provided that the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness of the Borrowers to be hedged by such contract; and provided further that the Borrowers shall have the right to terminate any Hedge Agreements to the extent that the Hedging Obligations under such Hedge Agreements cover a notional principal amount which exceeds 100% of the Term Loans projected to be outstanding at any time; and (ii) in each case, the underlying contracts are with the Administrative Agent, the Letter of Credit Issuer or a Lender or Affiliate of a Lender or with any other counterparty who at the time the contract is made has long-term unsecured obligations rated A- or better by Standard & Poor's Ratings Group or A3 or better by Moody's; and

            (g)   unsecured Indebtedness of the MLP to the General Partner in an amount not exceeding $2,000,000 in the aggregate at any one time outstanding;

provided, however, that no Indebtedness otherwise permitted by clauses (c), (d), (e), or (g) shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

          SECTION 7.2.3.    Liens.    The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of their property, revenues or assets, whether now owned or hereafter acquired, except:

            (a)   Liens securing payment of the Obligations, granted pursuant to any Loan Document;

            (b)   [Intentionally Blank]

            (c)   Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (d)   Liens for crew's wages, for wages of stevedores when employed directly by a Borrower or any charterer, any manager, or the master of the Vessel, or for general average or salvage (including contract salvage), Liens for repairs or incident to current operations of a Vessel or with respect to any alteration or installation made respecting a Vessel, Liens for necessaries to a Vessel, Liens of carriers, warehousemen, mechanics, materialmen and landlords, in each case, incurred in the ordinary course of business arising by operation of law, and Liens granted to charterers under charters entered into in the ordinary course of business to secure obligations under the charter, and in the case of each of the foregoing, which are not due and payable or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (e)   Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (f)    Deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds and other obligations of a like nature incurred in the ordinary course of business;

            (g)   any interest or title of a lessor or licensor under any lease or license entered into by any Borrower or any Subsidiary in the ordinary course of business and covering only the assets leased or licensed;

            (h)   Liens securing Indebtedness of any Loan Party or any Subsidiary incurred pursuant to Section 7.2.2(c) to finance the acquisition of fixed or capital assets that will not become part of, or an accession to, a Vessel; provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property acquired with the proceeds of such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased, and (iv) such Liens do not attach to any Vessel (as defined in the Mortgages) or any part thereof including any equipment or inventory used in the operation of any Vessel; and

            (i)    judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies.

          SECTION 7.2.4.    Financial Condition.    The Borrowers will not permit:

            (a)   The Total Debt Interest Coverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on March 31, 2005, to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Minimum Total Debt Interest Coverage Ratio
March 31, 2005 through and including June 30, 2006	5.70:1
September 30, 2006	5.60:1
December 31, 2006 and each fiscal quarter thereafter	5.70:1

            (b)   The Total Fixed Charge Coverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on March 31, 2005, to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Minimum Total Fixed Charge Coverage Ratio
March 31, 2005 through and including June 30, 2005	4.70:1
September 30, 2005	4.20:1
December 31, 2005	3.40:1
March 31, 2006 through and including June 30, 2006	2.75:1
September 30, 2006	2.55:1
December 31, 2006 through and including March 31, 2007	2.75:1
June 30, 2007	2.65:1
September 30, 2007	2.50:1
December, 2007 through and including March 31, 2008	2.40:1
June 30, 2008	2.45:1
September 30, 2008 through and including March 31, 2009	2.50:1
June 30, 2009	2.65:1
September 30, 2009	2.90:1
December 31, 2009 and each fiscal quarter thereafter	3.05:1

            (c)   The Total Debt Leverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on March 31, 2005, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Maximum Total Debt Leverage Ratio
March 31, 2005	2.80:1
June 30, 2005	2.85:1
September 30, 2005 through and including December 31, 2005	3.10:1
March 31, 2006 through and including March 31, 2007	3.20:1
June 30, 2007	3.10:1
September 30, 2007	2.90:1
December 31, 2007 through and including March 31, 2008	2.80:1
June 30, 2008	2.75:1
September 30, 2008	2.60:1
December 31, 2008 through and including March 31, 2009	2.50:1
June 30, 2009	2.40:1
September 30, 2009	2.15:1
December 31, 2009 and each fiscal quarter thereafter	2.00:1

          SECTION 7.2.5.    Investments.    The Borrowers will not, and will not permit any of their Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

            (a)   Investments existing on the Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

            (b)   Cash Equivalent Investments;

            (c)   without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;

            (d)   without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

            (e)   Vessel Acquisitions;

            (f)    without duplication, Investments in any other Person where concurrently with such Investments, the other Person becomes a Subsidiary of a Borrower, provided that the Loan Parties are in compliance with Sections 7.1.11 and 7.2.14 hereunder; and

            (g)   in the ordinary course of business, Investments by the Borrowers in any of their Subsidiaries or any other Borrower, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital or loans or advances;

provided, however, that

            (h)   any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

            (i)    no Investment otherwise permitted by clause (e), (f) or (g) other than Investments in Borrowers shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

          SECTION 7.2.6.    Restricted Payments, etc.    On and at all times after the Effective Date:

            (a)   other than the purchase of units in connection with the exercise of unit options granted pursuant a long-term incentive plan for employees, directors and consultants of the General Partner and its Subsidiaries or pursuant to a unit purchase plan for such employees, the conversion of Subordinated Units into Common Units (as such terms are defined in the MLP Agreement), the redemption of Common Units owned by Shipping Master with the proceeds from the sale of Common Units pursuant to the exercise of the underwriters' over-allotment option in the Equity Offering, the redemption of Excess Units (as defined in the MLP Agreement) to the extent necessary for the MLP to remain in continuous compliance with the citizenship requirements of the Maritime Laws (as such term is defined in the MLP Agreement), and to the extent a portion of the minimum quarterly Distribution is treated as Capital Surplus (as such term is defined in the MLP Agreement), the MLP will not apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock or units or partnership interests or membership interests in (now or hereafter outstanding) the MLP (provided that the foregoing shall not prohibit any such Subsidiary from purchasing any such shares, units or interests from the MLP), or warrants, options or other rights with respect to any shares of any class of capital stock of or membership interests in (now or hereafter outstanding) the MLP;

            (b)   if a Default or Event of Default shall have occurred and be continuing, or would result therefrom, the MLP will not declare, pay or make any Distribution (in cash, property, or obligations) on any interests (now or hereafter outstanding) in the MLP; provided, however, that the MLP may pay or make a Distribution if at the time such Distribution was declared no Default or Event of Default shall have occurred and be continuing, or resulted therefrom, provided that the payment or making of such Distribution occurs within 30 days following the declaration of such Distribution; and

            (c)   the Borrowers will not, and will not permit any Subsidiary to, make any deposit for any of the purposes prohibited by clause (a) of this Section 7.2.6.

          SECTION 7.2.7.    Capital Expenditures, etc.    (a) The Borrowers will not, and will not permit any of their Subsidiaries to, make or commit to make Capital Expenditures (other than expenditures for the replacement of assets and property subject to a Disposition made in compliance with Section 3.1(d), Insurance Related Capital Expenditures, expenditures for the ATB expenditures for Vessels constructed or acquired with the proceeds of any Credit Extensions available as a result of the Commitments being increased pursuant to Section 2.1.6, and expenditures, in an aggregate amount not to exceed $5,000,000, for the construction and acquisition of any other Vessel) in any Fiscal Year, except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year (the "Annual Capital Expenditure Amount"):

2004	$2,000,000
2005	$15,000,000
2006	$25,000,000
2007	$15,000,000
2008	$12,000,000
2009	$2,000,000
2010	$17,000,000

    plus with respect to each Fiscal Year of MLP ending on or after December 31, 2004 an amount equal to any Capital Expenditures for the preceding Fiscal Year permitted to be made under this Section 7.2.7 which were not made during such prior Fiscal Year; provided, however, in the event the Borrowers construct or acquire any Vessel (other than the ATB) with the proceeds of any Credit Extensions available as a result of the Commitments being increased pursuant to Section 2.1.6, then the Annual Capital Expenditure Amount shall be increased to such amounts as the Administrative Agent shall determine in its sole and reasonable discretion, including amounts necessary to accommodate expenditures for the routine and customary maintenance and drydocking of the Vessels.

            (b)   The Borrowers may make Capital Expenditures in any Fiscal Year in addition to the amounts permitted above if (i) such Capital Expenditures are made in respect of a Vessel at the request of a charterer for such Vessel, (ii) (x) in the case of charters entered into during the Support Period covering Vessels initially owned by the Original Owners, the amount so received from any charterer (other than Hess with respect to the New York) will not be counted as part of the Negotiated Rate (as defined in the Support Agreement) for the relevant Vessel pursuant to the terms of the Support Agreement and no Default has occurred with respect to the Support Agreement under Section 8.1.4 or 8.1.10, and (y) in the case of charters on Vessels not covered by the Support Agreement and charters covering Vessels initially owned by the Original Owners entered into after the Support Period, any amount received from any charterer in respect of capital expenditures made with respect to the Vessel chartered by such charterer, such amount to be the cost of such capital expenditures plus a return on capital, as certified in good faith by the chief financial Authorized Officer of USS Chartering LLC, Chemical Chartering or USCS Chartering, as appropriate, both as to the amount of the increase and that the increase represents the cost of such capital expenditures plus a return on capital, and (iii) if, in respect of the Existing Charter entered into by Hess for the New York, the amount so received from Hess for the purpose of making such Capital Expenditures with respect to the New York that is in excess of $35,000 per day for every year that such Vessel is subject to the Support Agreement. The amount of the additional Capital Expenditures permitted to be made by the Borrowers pursuant to this clause (b) of Section 7.2.7, shall equal the amounts described in clauses (ii) and (iii) of the immediately preceding sentence (such amounts being the "Reimbursed Capital Expenditure Amounts").

          SECTION 7.2.8.    Rental Obligations.    The Borrowers will not, and will not permit any of their Subsidiaries to, enter into at any time any arrangement which does not create a Capitalized Lease Liability and which involves the leasing by any Borrower or any of their respective Subsidiaries from any lessor of any real or personal property (or any interest therein), except (i) the USS Chartering Leases, USCS Chartering Leases and the Chemical Chartering Lease, (ii) arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by any Borrower and their respective Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $700,000 for any Fiscal Year, and (iii) leasing arrangements with lessors of vessels for the shipping of cargoes pursuant to an arrangement between any Borrower, or its Subsidiary, and a charterer who has executed a Material Charter; provided, however, that any calculation made for purposes of this Section shall exclude any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

          SECTION 7.2.9.    Take or Pay Contracts.    The Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by any Loan Party or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

          SECTION 7.2.10.    Consolidation, Merger, etc.    Except as expressly provided in the Contribution Agreement, the Borrowers will not, and will not permit any of their respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except (i) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, a Loan Party or any other Subsidiary, (ii) any Loan Party may liquidate or dissolve voluntarily into, and may merge with and into, any other Borrower (other than MLP), (iii) the assets or stock or partnership interests or membership interests of any Subsidiary may be purchased or otherwise acquired by a Loan Party or any other Subsidiary and (iv) the assets or stock or partnership interests or membership interests of any Loan Party may be purchased or otherwise acquired by any other Loan Party provided that MLP and Operating LLC may not acquire the assets of any other Loan Party other than the equity interests in such Loan Party.

          SECTION 7.2.11.    Asset Dispositions, etc.    Except as expressly provided in the Contribution Agreement, the Borrowers will not, and will not permit any of their respective Subsidiaries to Dispose of or grant options, warrants or other rights with respect to, all or any substantial part of their assets (including accounts receivable and capital stock of and partnership interests and membership interests in the Subsidiaries but excluding units in MLP) to any Person except for the chartering of the Vessels in the ordinary course of business and in compliance with the terms of the Transaction Documents, unless such Disposition does not involve a Vessel, or any of the Borrowers' rights and interests under the Support Agreement or the ATB Construction Contract or any equity interests in any Subsidiary and the net book value of the assets Disposed of, together with the net book value of all other assets Disposed of by the Borrowers or any of their respective Subsidiaries pursuant to this clause since the Effective Date (other than Dispositions of obsolete or worn out equipment or inventory in the ordinary course of business), does not exceed $1,000,000.

          SECTION 7.2.12.    Certain Agreements.

            (a)   The Borrowers will not enter into or consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Support Agreement or the ATB Construction Contract (including any instruments with respect to any security for performance delivered in connection thereto), other than any amendment, supplement or other modification (i) which extends the maturity date of any obligation payable by the Borrowers under the Support Agreement, (ii) which reduces the amount of any required repayment or redemption to be made by any Borrower thereunder or reduces or otherwise impairs any obligation or liability of a Borrower thereunder, or (iii) to covenants and other non-material provisions on terms that are more favorable in the aggregate to the Borrowers than the then existing terms. Without limiting the generality of the foregoing the Borrowers shall not take any action or fail to take any action that could reasonably be expected to impair their rights or remedies under the Support Agreement.

            (b)   (i) None of the Borrowers shall execute and deliver any charter if such Borrower's performance thereunder could reasonably be expected to result in a violation of any applicable requirements under any material insurance policy.

              (ii)   None of the Borrowers shall (1) amend or modify the terms of any Material Charter, or (2) cause, consent to or permit an early cancellation or termination or repudiation of or an assignment of a Material Charter, (in each case, whether voluntary or involuntary), or (3) permit to exist any defaults or breaches beyond any applicable cure period under any Material Charter that would either allow such charter to be terminated, reduce the amounts payable by the charterer thereunder, or increase the liabilities of the Borrowers thereunder, or (4) permit any Material Charter to become unenforceable (each of the foregoing events in clauses (1) through (4) being a "Material Event"), unless

                (A)  with respect to the Material Charters covering a Vessel initially owned by the Original Owners, either (i) such Material Event could not reasonably be anticipated to have a material adverse effect on (x) the Business or otherwise on the business, operations, properties, assets, liabilities, or condition (financial or otherwise) of the Borrowers taken as a whole, or (y) the validity or enforceability of this Agreement or of any Transaction Document or the validity, enforceability, perfection or priority of any Lien securing the Obligations or any obligations to the Secured Hedge Counterparties under the Hedge Agreements permitted pursuant to Section 7.2.2, or (z) the ability of any Borrower to perform its obligations under this Agreement or any of the other Transaction Documents to which it is a party; or (ii) within thirty (30) days after the occurrence of a Material Event, Charter LLC or another Borrower executes one or more replacement charters that is either an Investment Grade Charter or an Excluded Charter; and

                (B)  with respect to all other Material Charters, either (i) such Material Event could not reasonably be anticipated to have a material adverse effect on (x) the Business or otherwise on the business, operations, properties, assets, liabilities, or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole, or (y) the validity or enforceability of this Agreement or of any Transaction Document or the validity, enforceability, perfection or priority of any Lien securing the Obligations or any obligations to the Secured Hedge Counterparties under the Hedge Agreements permitted pursuant to Section 7.2.2, or (z) the ability of any Borrower to perform its obligations under this Agreement or any of the other Transaction Documents to which it is a party; or (ii) within sixty (60) days after the occurrence of a Material Event, USCS Chartering, Chemical Chartering or another

        Borrower executes one or more replacement charters with a charterer reasonably acceptable to the Administrative Agent and for which the annual minimum revenues (defined as the annual minimum quantity commitment under the charter multiplied by the relevant freight rate) for the balance of the unexpired term of the Material Charter being replaced are, in aggregate, in an amount equal to or greater than the annual minimum revenues under such Material Charter.

            (c)   If any replacement charter is executed or becomes applicable pursuant to clause (b) of this Section 7.2.12, then within 60 days of such replacement charter's execution or application, the Borrowers shall deliver to the Administrative Agent a duly executed Third Party Consent with respect to such replacement charter, substantially in the form of Exhibit K-2. The Borrowers shall not take any action which is precluded by the terms of any Third Party Consent or which would violate any requirements or conditions under any insurance policy required to be maintained under the Mortgage.

            (d)   The Borrowers will not enter into or consent to or suffer to exist any amendment, replacement supplement or other modification of any of the terms or provisions contained in, or applicable to, the Organic Documents of the General Partner, the Borrowers, or any of their Subsidiaries in any respect that would (a) materially adversely affect the Administrative Agent, the Collateral Agent or Lenders, the Borrowers' ability to perform the Obligations or any Guarantor's ability to perform its obligations under its Guaranty, or have a Material Adverse Effect, or (b) change the definition (or its related uses) of the term "Outstanding" in Section 1.1 of the MLP Agreement (as in effect on the Closing Date) in a manner that would permit any Person or Group (each as defined in the MLP Agreement), other than the General Partner and its Affiliates (as defined in the MLP Agreement), that beneficially owns 20% or more of any Outstanding Partnership Securities (as defined in the MLP Agreement) to vote or have such Person or Group's Partnership Securities (as defined in the MLP Agreement) considered for calculating required votes, determining the presence of a quorum or other similar purposes except under the circumstances as set forth in clauses (i) through (iii) of such definition in the MLP Agreement (as in effect on the Closing Date), in each such case without the prior written consent of the Administrative Agent and Majority Lenders.

          SECTION 7.2.13.    Transactions with Affiliates.    The Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates other than (i) the USS Chartering Leases, (ii) the employment agreements executed between USS Vessel Management Inc. (or any successor thereto) and Paul Gridley, Calvin G. Chew, Jeffrey M. Miller, Alan Colleti, Albert E. Bergeron, and Joseph P. Gehegan, (iii) arrangements pursuant to which General Partner and its Subsidiaries will provide certain personnel for operation of the Borrowers, (iv) the Chemical Chartering Leases, (v) agreements among each Borrower and its Subsidiaries not involving any other Affiliate, (vi) the USCS Chemical Chartering Lease, (vii) the Contribution Agreement, (viii) the MLP Agreement, (ix) the redemption of Common Units of the MLP in the event of the exercise by the underwriters of the over-allotment option as provided in Section 5.1 of the Contribution Agreement, (x) customary directors' fees payable to outside directors of the General Partner, (xi) reimbursement of General Partner for reasonable and customary expenses incurred in the ordinary course of business pursuant to Section 7.4(a) of the MLP Agreement, (xii) loans and repayments thereof permitted pursuant to Section 7.6 of the MLP Agreement and Section 7.2.2(g) hereunder, (xiii) subchartering arrangements with respect to any Charter entered into between any of USS Chartering, USCS Chartering and Chemical Chartering, and (xiv) an indemnity, not available until one year and one day after the indefeasible payment in full in cash of all Obligations, the termination or expiration of all Commitments and the termination or expiration of all Letters of Credit and in a form reasonably satisfactory to the Administrative Agent, from MLP to any Guarantor with respect to amounts payable under a Guaranty, unless such arrangement or contract is fair and equitable to such Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of such Borrower or such Subsidiary with a Person which is not one of its Affiliates.

          SECTION 7.2.14.    Negative Pledges, Restrictive Agreements, etc.    The Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (c) of Section 7.2.2 as in effect on the Effective Date, or by clause (c) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness which in each case do not prohibit the execution, delivery and performance by the Borrowers under the Transaction Documents) prohibiting

            (a)   the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of any Borrower to amend or otherwise modify this Agreement or any other Transaction Document; or

            (b)   the ability of any Borrower or any other Subsidiary to make any payments, directly or indirectly, to any Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Borrower or Subsidiary to make any payment, directly or indirectly, to any Borrower.

ARTICLE VIII
EVENTS OF DEFAULT

        SECTION 8.1.    Listing of Events of Default.    Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

          SECTION 8.1.1.    Non-Payment of Obligations.    The Borrowers shall default in the payment or prepayment when due of any principal of or interest on any Loan, or the Borrowers or any other Loan Party shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any commitment fee or of any other Obligation.

          SECTION 8.1.2.    Breach of Warranty.    Any representation or warranty of any Loan Party made or deemed to be made hereunder or in any other Transaction Document executed by it or any other writing or certificate furnished by or on behalf of any Borrower or other Loan Party to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Transaction Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

          SECTION 8.1.3.    Non-Performance of Certain Covenants and Obligations.    The Borrowers shall default in the due performance and observance of any of their obligations under Section 7.2 or Section 7.1.1(e), 7.1.4, or 7.1.7.

          SECTION 8.1.4.    Non-Performance of Other Covenants and Obligations.    (a) Any Loan Party or the General Partner shall default in the due performance and observance of any other agreement contained herein or in any other Transaction Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender; or (b) at any time during the Support Period, Hess shall fail to make a payment when due under the Support Agreement, and (i) such failure shall continue unremedied for a period of 30 days immediately following a period not in excess of 45 days commencing on the day on which such failure occurred during which USS Chartering LLC is diligently and in good faith pursuing its rights and remedies against Hess in accordance with the Support Agreement, and (ii) following the expiration of such 30 day period, the Majority Lenders declare the occurrence of an Event of Default as a result thereof; provided that (x) at the request of the Borrowers the Lenders agree to meet with the Borrowers during such 30 day cure period if so requested by the Borrowers to provide a forum for the Borrowers to present evidence to the effect that such Default is not material.

          SECTION 8.1.5.    Default on Other Indebtedness.    A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Loan Party having a principal amount, individually, or in the aggregate for all Indebtedness of all Loan Parties, in excess of $1,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or Administrative Agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

          SECTION 8.1.6.    Judgments.    One or more judgments or orders for the payment of money where the uninsured portion of such claim (excluding permitted deductibles) is in excess of $1,000,000 individually or in the aggregate shall be rendered against the Loan Parties or any of them and either

            (a)   enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

            (b)   a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect within 60 days from the entry thereof.

          SECTION 8.1.7.    Pension Plans.    Any of the following events shall occur with respect to any Pension Plan

            (a)   the institution of any steps by any Loan Party, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Loan Parties or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $500,000; or

            (b)   a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

          SECTION 8.1.8.    Change of Control.    Any Change in Control shall occur.

          SECTION 8.1.9.    Bankruptcy, Insolvency, etc.    The General Partner, any Loan Party or any of their Subsidiaries shall

            (a)   become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

            (b)   apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the General Partner, for any Loan Party and for any of their Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

            (c)   in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the General Partner, any Loan Party and any of their Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that each Loan Party hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

            (d)   permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the General Partner, any Loan Party or any of their respective Subsidiaries, and, if any such case or proceeding is not commenced by the General Partner, such Loan Party or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the General Partner, such Loan Party or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that each Loan Party and each Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Transaction Documents; or

            (e)   take any action authorizing, or in furtherance of, any of the foregoing.

          SECTION 8.1.10.    Impairment of Security, etc.    (a) The Support Agreement, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Hess at any time during the Support Period and the Majority Lenders declare an Event of Default as a result thereof at any time but not earlier than thirty days after the occurrence and during the continuance of such event; or (b) Hess shall, directly or indirectly, at any time during the Support Period contest in any manner such effectiveness, validity, binding nature or enforceability, and the Majority Lenders declare an Event of Default as a result thereof at any time but not earlier than thirty days after the occurrence and during the continuance of such event; or (c) any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Transaction Document; or (d) any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or in any material respect cease to be the legally valid, binding and enforceable obligation of any Loan Party party thereto.

          SECTION 8.1.11.    Guarantor Defaults.    Any Guarantor fails in any material respect to perform or observe any term, covenant or agreement in the Guaranty executed by such Guarantor and such failure shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender; or any Guaranty is for any reason (other than satisfaction in full of all Obligations and the termination of the Commitments) partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect in any material respect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

          SECTION 8.1.12.    Material Adverse Change.    The occurrence of any event which could reasonably be anticipated to have a material adverse effect in the financial condition, operations, assets, Business, or properties of the MLP and its Subsidiaries taken as a whole or in the Loan Parties' ability to perform their respective obligations under this Agreement or any of the other Loan Documents.

          SECTION 8.1.13.    MLP Agreement.    The General Partner shall default in the observance or performance of any provision of the MLP Agreement and such default could reasonably be anticipated to have a Material Adverse Effect.

        SECTION 8.2.    Action if Bankruptcy.    If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

        SECTION 8.3.    Action if Other Event of Default.    If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Majority Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

ARTICLE IX
THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER,
ARRANGER AND COLLATERAL AGENT

        SECTION 9.1.    Actions.    (a) Each Lender hereby appoints CIBC as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Majority Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its reasonable satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

          (b)   Each Lender hereby appoints the Collateral Agent to act as trustee on its behalf solely for the purpose of acting as mortgagee under Mortgages and holding the first preferred mortgage interest in each Vessel granted to the Collateral Agent as trustee pursuant to the respective Mortgages. The Collateral Agent hereby accepts such trust and declares that, as trustee, it will hold each Mortgage for the sole use and benefit of the Lenders. The Collateral Agent shall, on behalf of the trust created hereby, perform its obligations hereunder, but only upon the terms and conditions of this Agreement.

          (c)   The Letter of Credit Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Majority Lenders to act for the Letter of Credit Issuer with respect thereto; provided, however, that the Letter of Credit Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the Letter of Credit Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Letter of Credit Issuer.

          (d)   The term "Administrative Agent" as used in this Article IX shall also include the Arranger and the Collateral Agent and the Arranger and the Collateral Agent shall have all of the benefits and immunities provided to the Administrative Agent in this Article IX with respect to any acts or omissions suffered by the Arranger or the Collateral Agent with respect to its activities as arranger of the facilities described in this Agreement and the other Transaction Documents, and with respect to its activities as Collateral Agent under the Loan Documents, as the case may be, and as additionally provided in the other Loan Documents with respect to the Collateral Agent.

        SECTION 9.2.    Funding Reliance, etc.    Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender (i) by 5:00 p.m., New York time, on the day prior to a Borrowing in the case of any Borrowing consisting of a LIBO Loan, or (ii) by noon New York time on the day of the Borrowing, in the case of any other Borrowing, that such Lender will not make available the amount which would constitute its Revolver Percentage or Term Percentage, as applicable, of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender on the one hand and the Borrowers on the other severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Base Rate Loans (including the Applicable Margin applicable thereto); it being understood that all obligations of the Borrowers hereunder shall be joint and several.

        SECTION 9.3.    Exculpation.    Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Loan Party of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

        SECTION 9.4.    Successor.    The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and all Lenders. If the Administrative Agent at any time shall resign, the Majority Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

          (a)   this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

          (b)   Section 10.3 and Section 10.4 shall continue to inure to its benefit.

In addition and not by way of limitation of the foregoing, the Collateral Agent may be replaced with cause by the Administrative Agent or the Majority Lenders with 30 days prior notice but only upon appointing pursuant to such notice a new Collateral Agent meeting the requirements to serve as Administrative Agent hereunder and acceptance of such appointment by the replacement Collateral Agent. All the provisions relating to the replacement of the Administrative Agent upon resignation shall also apply to the replacement of the Collateral Agent whether upon resignation by the Collateral Agent or upon replacement by the Collateral Agent, the Administrative Agent or the Majority Lenders.

        SECTION 9.5.    Credit Extensions by CIBC and KeyBank National Association.    Each of CIBC and KeyBank National Association shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent, Arranger, Letter of Credit Issuer or Collateral Agent, as the case may be. Each of CIBC and KeyBank National Association and their Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Loan Party or any Subsidiary or Affiliate of any Loan Party as if CIBC or KeyBank National Association, respectively, were not the Administrative Agent, Arranger, Letter of Credit Issuer or Collateral Agent, as the case may be hereunder.

        SECTION 9.6.    Credit Decisions.    Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Loan Parties, this Agreement, the other Transaction Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Transaction Document.

        SECTION 9.7.    Copies, etc.    The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrowers pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrowers). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from any Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

        SECTION 9.8.    Arranger; Bookrunner.    None of the Lenders or other Persons or the Arranger identified on the facing page, in this Agreement, or signature pages of this Agreement as an "arranger," "lead arranger," "sole lead arranger" or "bookrunner" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such and only to the extent it is a Lender. Without limiting the foregoing, none of the Lenders or other Persons so identified as an "arranger," "lead arranger," "sole lead arranger" or "bookrunner" shall have, or be deemed to have, any fiduciary relationship with any Lender or any other Person. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or the Arranger so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE X
MISCELLANEOUS PROVISIONS

        SECTION 10.1.    Waivers, Amendments, etc.    The provisions of this Agreement and of each other Transaction Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers or the applicable Loan Party and the Majority Lenders; provided, however, that no such amendment, modification or waiver which would:

          (a)   modify any requirement hereunder that any particular action be taken by all the Lenders or by the Majority Lenders shall be effective unless consented to by each Lender;

          (b)   modify this Section 10.1, change the definition of "Majority Lenders", increase any Commitment Amount or the Percentage of any Lender other than pursuant to Section 2.1.6, reduce any fees described in Article III, change the schedule of reductions to the Commitments provided for in Section 3.1, release any collateral security, except as otherwise specifically provided in any Loan Document, release any Guarantor, limit any Guarantor's liability in respect of its Guaranty, or terminate any Guaranty, or extend any Commitment Termination Date shall be made without the consent of each Lender, the Letter of Credit Issuer and each holder of a Note;

          (c)   extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Credit Extension (or reduce the principal amount of or rate of interest on any Credit Extension), or any fees or any other amount payable hereunder or under any Loan Document or change the definition of Applicable Margin or Letter of Credit Commitment Fee shall be made without the consent of all the Lenders;

          (d)   postpone any date fixed under the Support Agreement for the payment of any obligation payable by Hess thereunder, decrease any amount payable by Hess under any Transaction Agreement, increase any of the obligations of any of the Borrowers under the Support Agreement, or release or otherwise diminish, impair or decrease any obligation of Hess under the Support Agreement; or

          (e)   affect adversely the interests, rights or obligations of the Administrative Agent (as defined in Article IX) or the Letter of Credit Issuer qua the Administrative Agent (as defined in Article IX) or the Letter of Credit Issuer respectively shall be made without consent of the Administrative Agent (as defined in Article IX) or the Letter of Credit Issuer, as the case may be and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Letter of Credit Issuer in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Letter of Credit Issuer under this Agreement or under any Letter of Credit Confirmation relating to any Letter of Credit issued or to be issued by it.

No failure or delay on the part of the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Loan Party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, any Lender or the holder of any Note under this Agreement or any other Transaction Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 10.2.    Notices.    All notices and other communications provided to any party hereto under this Agreement or any other Transaction Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Addendum Agreement or the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and receipt electronically confirmed).

        SECTION 10.3.    Payment of Costs and Expenses.    The Borrowers agree to pay on demand all expenses of the Arranger, the Administrative Agent, the Letter of Credit Issuer and the Collateral Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Arranger, the Administrative Agent, the Letter of Credit Issuer and the Collateral Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent, the Letter of Credit Issuer and the Collateral Agent) in connection with

          (a)   the negotiation, preparation, execution and delivery of this Agreement and of each other Transaction Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

          (b)   the filing, recording, refiling or rerecording of the Mortgages, the Pledge Agreements and the Security Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any Mortgage, any Pledge Agreement, any Security Agreement or other Security Documents, and

          (c)   the preparation and review of the form of any document or instrument relevant to this Agreement or any other Transaction Document.

The Borrowers further agree to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Transaction Documents. The Borrowers also agree to reimburse the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

        SECTION 10.4.    Indemnification.    In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, each of the Borrowers hereby jointly and severally indemnifies, exonerates and holds the Administrative Agent, the Letter of Credit

Issuer, the Arranger, the Collateral Agent, and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a)   any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

          (b)   the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Majority Lenders pursuant to Article V not to fund any Borrowing);

          (c)   any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Borrower or any of their respective Subsidiaries or any other Loan Party of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent or such Lender is party thereto;

          (d)   any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Borrower or any of their respective Subsidiaries of any Hazardous Material; or

          (e)   the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any property owned or operated by any Borrower or any Subsidiary or any other Loan Party thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, any Borrower or such Subsidiary or such Loan Party, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby jointly and severally agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        SECTION 10.5.    Survival.    The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

        SECTION 10.6.    Severability.    Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 10.7.    Headings.    The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

        SECTION 10.8.    Execution in Counterparts, Effectiveness, etc.    This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrowers and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and each Borrower and Lender Addendum Agreements executed on behalf of Lenders having Commitments aggregating to the Term Loan Commitment Amount and the Revolving Commitment Amount (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Letter of Credit Issuer, the Collateral Agent, the Borrowers and each Lender.

        SECTION 10.9.    Governing Law; Entire Agreement.    THIS AGREEMENT, THE NOTES AND EACH OTHER TRANSACTION DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). This Agreement, the Notes and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION 10.10.    Successors and Assigns.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a)   No Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Agent and all Lenders; and

          (b)   the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

        SECTION 10.11.    Sale and Transfer of Loans and Notes; Participations in Loans and Notes.    Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 10.11.

          SECTION 10.11.1.    Assignments.    Any Lender,

            (a)   with the written consents of the Administrative Agent and (in the case of an assignment of any portion of the Revolving Commitment) the Letter of Credit Issuer, and, as long as no Default or Event of Default shall have occurred and be continuing, with the consent of the Borrowers (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrowers, shall be deemed to have been given in the absence of a written notice delivered by the Borrowers to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrowers of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrowers propose to withhold such consent) may at any time assign and delegate to one or more Eligible Assignee, and

            (b)   with notice to the Borrowers, the Letter of Credit Issuer and the Administrative Agent, but without the consent of the Borrowers, the Letter of Credit Issuer or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender, any Affiliate of a Lender, or to any Affiliated Fund

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Term Loans and Term Commitments, in the case of an assignment by a Term Lender and of a constant, and not a varying, percentage of all of the assigning Lender's Revolving Loans, and Revolving Commitments, in the case of an assignment by a Revolver Lender, it being understood that if a Lender is both a Revolver Lender and a Term Lender it is not obligated to assign constant percentages in both Commitments and both Loans) in a minimum aggregate amount of $1,000,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6(c) and further, provided, however, that, each Borrower, the Letter of Credit Issuer, and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

            (c)   written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to such Borrower, the Letter of Credit Issuer, and the Administrative Agent by such Lender and such Assignee Lender,

            (d)   such Assignee Lender shall have executed and delivered to such Borrower, the Letter of Credit Issuer and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and (in the case of an assignment of any portion of the Resolving Commitment) the Letter of Credit Issuer, and

            (e)   the processing fees described below shall have been paid.

From and after the date that the Administrative Agent and, if applicable, the Letter of Credit Issuer, accept such Lender Assignment Agreement and the Administrative Agent records such transfer in the Register, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrowers shall, if requested, execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes, if any, then held by such assignor Lender). Each such Note shall be dated as of the Closing Date. If the assignor or Lender had requested and been provided with Notes, the assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the relevant Borrower. Accrued interest on that part of the Loans so assigned, and accrued fees on the assigned Commitments, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the Loans not so assigned and accrued fees on the Commitments not so assigned shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to and for the account of the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500 (except, in the case of an assignment to an Affiliate of the assigning Lender, the processing and recordation fee shall be $1,000). Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void.

          SECTION 10.11.2.    Participations.    Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

            (a)   no participation contemplated in this Section 10.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

            (b)   such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

            (c)   each Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

            (d)   no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1, and

            (e)   the Borrowers shall not be required to pay any amount under Section 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

Each Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation (i) any pledge or assignment to secure obligations to a Federal Reserve Bank or (ii) any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights (but not its obligations to make Loans or Letter of Credit Loans) hereunder to any trustee or any other representative of holders of obligations owed or securities issued by such Lender as security for such obligations or securities, in either case without notice to or consent of the Borrowers, the Letter of Credit Issuer or the Administrative Agent; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

        SECTION 10.12.    Confidentiality.    The Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or any bona fide prospective transferee, participant or assignee as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

          (a)   unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

          (b)   prior to any such disclosure pursuant to this Section 10.12, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

            (i)    to be bound by this Section 10.12; and

            (ii)   to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 10.12; and

          (c)   except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by any Borrower or any Subsidiary.

        SECTION 10.13.    Other Transactions.    Nothing contained herein shall preclude the Administrative Agent, the Letter of Credit Issuer, the Arranger, the Collateral Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with any Loan Party, Hess or any of their respective Affiliates in which such Loan Party, Hess or such Affiliate is not restricted hereby from engaging with any other Person.

        SECTION 10.14.    Forum Selection and Consent to Jurisdiction.    ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LETTER OF CREDIT ISSUER, THE COLLATERAL AGENT, THE LENDERS, THE ARRANGER OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        SECTION 10.15.    Waiver of Jury Trial.    THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LETTER OF CREDIT ISSUER, THE LENDERS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LETTER OF CREDIT ISSUER, THE LENDERS OR THE BORROWERS. EACH OF THE BORROWERS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LETTER OF CREDIT ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

        SECTION 10.16.    Joint and Several Obligations.

          (a)   It is understood by the parties hereto, and the Borrowers hereby acknowledge and affirm, that all of the Obligations of the Borrowers hereunder and under the other Transaction Documents (including, without limitation, all of the obligations of the Borrowers under and in connection with each of the Letters of Credit and each of the applications and confirmations therefor made by any Borrower to the Letter of Credit Issuer, and all of the obligations of the Borrowers under the Notes) shall be joint and several; provided, however, that Chemical Pioneer, and its wholly-owned Subsidiaries, shall not be jointly and severally liable as a Borrower for any Obligations in an amount in excess of $2,500,000, in the aggregate, incurred by any Borrowers with respect to (i) any Initial Draw Term Loans or (ii) any other Loans or Letters of Credit outstanding as of the Closing Date, but shall be jointly and severally liable as Borrower for all other Obligations. Except as expressly set forth in Article 8, each Borrower waives presentation to, demand of payment from and protest to the Lenders of any of the obligations and liabilities of the other Borrowers hereunder and also waives notice of protest for nonpayment and notice of acceleration and notice of intent to accelerate, and all other notices of any kind. Except as expressly set forth in Article 8, each Borrower waives notice of any default by the other Borrowers hereunder. The obligations and liabilities of each Borrower hereunder shall not be affected by (i) the failure of any Lender, the Administrative Agent, the Letter of Credit Issuer or the Collateral Agent to assert any claim or demand or to enforce any right or remedy against the other Borrowers or any other Person under this Agreement or any other Transaction Document; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any other Transaction Document; (iv) the release of any obligation or liability of the other Borrowers by any Lender, the Administrative Agent, the Letter of Credit Issuer or the Collateral Agent; (v) the failure of any Lender to exercise any right or remedy against any Borrower; (vi) any change in the ownership of any of the Borrowers; or (vii) any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any of the Borrowers, any Lender, the Letter of Credit Issuer, the Collateral Agent or the Administrative Agent.

          (b)   If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligation.

          (c)   The obligations of each Borrower under the provisions of this Section 10.16 constitute full recourse obligations of such Borrowers, enforceable in accordance with the terms of this Agreement.

          (d)   The provisions of this Section 10.16 are made for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and the Letter of Credit Issuer and their successors and assigns, and may be enforced by the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Lenders from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of their claims or to exercise any of their rights against the other Borrowers or to exhaust any remedies available to them against the other Borrowers or to resort to any other source or means of obtaining payment of all or any part of the obligations hereunder or to elect any other remedy. The provisions of this Section 10.16 shall remain in effect until all of the obligations hereunder shall have been paid in full or otherwise fully satisfied and all of the Commitments and Letters of Credit shall have terminated or expired. If at any time, any payment, or any part thereof, made in respect of all or any part of the Obligations hereunder, is rescinded or must otherwise be restored or returned by any of the Lenders upon the insolvency, bankruptcy or reorganization of a Borrower, or otherwise, the provisions of this Section 10.16 will forthwith be reinstated in effect, as though such payment had not been made.

          (e)   Any action by one Borrower under this Agreement or any of the other Loan Documents shall conclusively bind all of the other Borrowers; provided, however, that Chemical Pioneer, and its wholly-owned Subsidiaries, shall not be bound as a Borrower with respect to any Obligations in an amount in excess of $2,500,000, in the aggregate, incurred by any Borrower with respect to (i) any Initial Draw Term Loans or (ii) any other Loans or Letters of Credit outstanding as of the Closing Date, but shall be so bound as to all other Obligations.

        SECTION 10.17.    Delivery of Lender Addenda.    Each Person which becomes a Lender hereunder on the date hereof shall become a party to this Agreement by delivering to the Administrative Agent, a Lender Addendum Agreement duly executed by such Person, the Borrowers and the Administrative Agent.

        SECTION 10.18.    Assumption, Renewal and Continuation of Existing Indebtedness.    Upon the effectiveness of this Agreement, all of the Existing Indebtedness outstanding on such date shall hereby be restructured, rearranged, renewed, extended and continued as provided in this Agreement and all Loans outstanding under the Existing Credit Facility shall become Loans outstanding hereunder and governed by this Agreement; provided, however, that with respect to Loans outstanding under the Existing Credit Facility as of the Closing Date, Chemical Pioneer, and its Subsidiaries, shall only be liable as a Borrower with respect to $2,500,000 of such outstanding Loans. Each of the New Borrowers hereby expressly assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations (collectively, the "Assumed Obligations") of the Borrowers under the Existing Credit Facility and hereunder and agrees to be obligated with respect to all such Assumed Obligations as if such New Borrower had been a Borrower (as defined therein) under the Existing Credit Facility. In connection herewith, the Existing Lenders have sold, assigned, transferred and conveyed, and Lenders party to this Agreement have purchased and accepted, and hereby purchase and accept, so much of the Existing Indebtedness such that each Lender's percentage of the loans and obligations outstanding pursuant to the Existing Credit Facility, as restructured, rearranged, renewed, extended and continued pursuant to this Agreement, shall be equal to such Lender's Percentage of the Commitments upon the effectiveness of this Agreement. The Lenders acknowledge and agree that the assignment, transfer and conveyance of the Existing Indebtedness is without recourse to the Existing Lenders and without any warranties whatsoever by the Collateral Agent, the Administrative Agent, the Letter of Credit Issuer or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests. Following the effectiveness of this Agreement, the Administration Agent shall request that each Existing Lender return any and all promissory notes issued by the Existing Borrowers in connection with the Existing Credit Facility. All such notes received by the Administration Agent shall be marked "Restructured, Rearranged, Renewed, Extended and Continued" and returned to the Existing Borrowers.

        SECTION 10.19.    Releases with Respect to Exiting Borrowers.    Upon the effectiveness of this Agreement, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the other Lenders hereby release and terminate, without recourse, representation or warranty of any kind, all Liens, security interests, pledges, claims or encumbrances granted by each of the Exiting Borrowers pursuant to each Loan Document (as defined in the Existing Credit Facility) executed and delivered prior to the Effective Date by such Exiting Borrower under the Existing Credit Facility (the "Terminated Security Documents"). The Administrative Agent, Collateral Agent, Letter of Credit Issuer and the Lenders will, at the Borrowers' cost and expense, take all such further actions as any Exiting Borrower may reasonably request to cancel and terminate such Terminated Security Documents, and terminate any financing statements executed in connection therewith that relate to such Terminated Security Documents, and will take all such further actions as may reasonably be requested by the Exiting Borrowers to evidence or give effect to the release and termination of such Terminated Security Documents. Each Exiting Borrower shall hereafter cease to be (a) a "Grantor" or "Pledgor" under any Terminated Security Document and (b) a "Borrower" under any other Loan Document (as defined in the Existing Credit Facility) executed and delivered prior to the Effective Date.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

U.S. SHIPPING PARTNERS L.P., as Borrower
By:	US Shipping General Partner LLC, its General Partner
By:

Name: Title: Chairman and Chief Executive Officer

Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention:	Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400
Attention:	Paul Jacobs Roy L. Goldman

U.S. SHIPPING OPERATING LLC, as Borrower
By:

Name: Title: Chairman and Chief Executive Officer

Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention:	Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400
Attention:	Paul Jacobs Roy L. Goldman

ITB BALTIMORE LLC, as Borrower
By:

Name: Title: Chairman and Chief Executive Officer

Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention:	Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400
Attention:	Paul Jacobs Roy L. Goldman

ITB GROTON LLC, as Borrower
By:

Name: Title: Chairman and Chief Executive Officer

Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention:	Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400
Attention:	Paul Jacobs Roy L. Goldman

ITB JACKSONVILLE LLC, as Borrower
By:

Name: Title: Chairman and Chief Executive Officer

Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention:	Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400
Attention:	Paul Jacobs Roy L. Goldman

ITB MOBILE LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

ITB NEW YORK LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

ITB PHILADELPHIA LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

USS CHARTERING LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

USCS CHEMICAL CHARTERING LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

USCS CHEMICAL PIONEER LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

USCS CHARLESTON CHARTERING LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

USCS CHARLESTON LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

USCS ATB LLC, as Borrower
By:
Name:
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile No.: 732-635-1940
Attention: Paul Gridley
with a copy to: Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: 212-318-3000 Facsimile No. 212-318-3400 Attention: Paul Jacobs Roy L. Goldman

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer
By:
Name:
Title:
Address:

Facsimile No.:
Attention:

, as Collateral Agent
By:
Name:
Title:
Address:

Facsimile No.:
Attention:

Schedule I-

SCHEDULE II

DESCRIPTION OF VESSELS

Name of Vessel	Official Number	Port of Registry	Primary Service	Endorsements
Baltimore	654191	Wilmington, DE	Towing Vessel	Coastwise & Registry
Baltimore	654194	Wilmington, DE	Tank Barge	Coastwise & Registry
Charleston	658493	Wilmington, DE	Tank Ship	Coastwise & Registry
Chemical Pioneer	661060	New York, NY	Tank Ship	Coastwise & Registry
Groton	647320	Wilmington, DE	Towing Vessel	Coastwise & Registry
Groton	632268	Wilmington, DE	Tank Barge	Coastwise & Registry
Jacksonville	631787	Wilmington, DE	Towing Vessel	Coastwise & Registry
Jacksonville	631788	Philadelphia, PA	Tank Barge	Coastwise & Registry
Mobile	654193	New York, NY	Towing Vessel	Coastwise & Registry
Mobile	654196	New York, NY	Tank Barge	Coastwise & Registry
New York	648935	Wilmington, DE	Towing Vessel	Coastwise & Registry
New York	648934	Wilmington, DE	Tank Barge	Coastwise & Registry
Philadelphia	654192	Wilmington, DE	Towing Vessel	Coastwise & Registry
Philadelphia	654195	Wilmington, DE	Tank Barge	Coastwise & Registry

Schedule II-1

EXHIBIT A

FORM OF REVOLVING NOTE

$	November , 2004

        FOR VALUE RECEIVED, the undersigned, U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (the "Borrowers"), jointly and severally promise to pay to the order of [REVOLVING LENDER FULL NAME ALL CAPS], a                          (the "Revolving Lender"), on [November     , 2009] the principal sum of                          DOLLARS ($            ) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made by the Revolving Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company, the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).

        The Borrowers also jointly and severally promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

        This Revolving Note is a replacement of (but not an extinguishment or novation of), those certain Revolving Notes, dated April 13, 2004, executed by United States Shipping Master LLC, United States Shipping LLC, United States Chemical Shipping LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USS Transport LLC, USCS Chemical Chartering LLC, USCS Chemical Transport LLC, USCS Chemical Pioneer LLC, and USCS Charleston LLC, and USS Vessel Management Inc., in the principal amount of $5,000,000 each and payable to the order of CIBC Inc., National City Bank, and PB Capital Corporation and in the principal amount of $10,000,000 and payable to the order of LaSalle Bank National Association (collectively, the "Prior Notes"), and the indebtedness evidenced hereby and thereby is a continuing indebtedness, except as provided in Section 10.18 of the Credit Agreement with respect to the undersigned USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC, and nothing herein contained or implied shall be construed to deem such indebtedness or any accrued and unpaid interest thereon paid, satisfied, novated or terminated. All liens and security interests that exist to secure the indebtedness evidenced by the Prior Notes, other than any expressly released concurrently with the execution of the Credit Agreement, shall continue in full force and effect to secure the indebtedness as evidenced by this Revolving Note.

        This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS REVOLVING NOTE HAS BEEN DELIVERED IN THE CITY OF NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

U.S. Shipping Partners L.P., a Delaware limited partnership
By:	US Shipping General Partner LLC, its general partner
By:
Name:
Title:

2

U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company, jointly and severally
By:
Name:
Title:

3

REVOLVING LOANS AND PRINCIPAL PAYMENTS

	Amount of Revolving Loan Made			Amount of Principal Repaid		Unpaid Principal Balance
Date	Alternate Base Rate	LIBO Rate	Interest Period (if applicable)	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

4

EXHIBIT B

FORM OF TERM NOTE

$	November , 2004

        FOR VALUE RECEIVED, the undersigned, U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (the "Borrowers"), jointly and severally promise to pay to the order of [TERM LENDER FULL NAME ALL CAPS], a                        (the "Term Lender"), the principal sum of                        DOLLARS ($                        ) or, if less, the aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) made by the Term Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company, the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement), payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on April 30, 2010.

        The Borrowers also jointly and severally promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

        This Term Note is an extension, renewal, and replacement of (but not an extinguishment or novation of), and is given in partial substitution and exchange for, amounts outstanding under those certain Term Notes, dated April 13, 2004, executed by United States Shipping Master LLC, United States Shipping LLC, United States Chemical Shipping LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USS Transport LLC, USCS Chemical Chartering LLC, USCS Chemical Transport LLC, USCS Chemical Pioneer LLC, and USCS Charleston LLC, and USS Vessel Management Inc. and payable to the order of CIBC Inc., PB Capital Corporation, LaSalle Bank National Association, and National City Bank, in the aggregate principal amount of $202,500,000 (the "Prior Notes"), and the indebtedness evidenced hereby and thereby is a continuing indebtedness, except as provided in Section 10.18 of the Credit Agreement with respect to the undersigned USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC, and nothing herein contained or implied shall be construed to deem such indebtedness or any accrued and unpaid interest thereon paid, satisfied, novated or terminated. All liens and security interests that exist to secure the indebtedness evidenced by the Prior Notes, other than any expressly released concurrently with the execution of the Credit Agreement, shall continue in full force and effect to secure the indebtedness as evidenced by this Term Note.

        This Term Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term Note and on which such Indebtedness maybe declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS TERM NOTE HAS BEEN DELIVERED IN THE CITY OF NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

U.S. Shipping Partners L.P., a Delaware limited partnership
By: US Shipping General Partner LLC, its general partner
By:	Name: Title:

U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company, jointly and severally
By:	Name: Title:

2

TERM LOANS AND PRINCIPAL PAYMENTS

	Amount of Term Loan Made			Amount of Principal Repaid		Unpaid Principal Balance
Date	Alternate Base Rate	LIBO Rate	Interest Period (if applicable)	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

3

EXHIBIT C

FORM OF BORROWING REQUEST

Canadian Imperial Bank of Commerce, as Administrative Agent
[Address]

Attention:	[Name]
[Title]

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership,
U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC,
ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC,
ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER LLC, USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC, AND USCS ATB LLC,
each a Delaware limited liability company

Gentlemen and Ladies:

        This Borrowing Request is delivered to you pursuant to Section 2.3.1 of the Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        The Borrowers hereby request that a [Revolving Loan] [Term Loan] be made in the aggregate principal amount of $                        on                         , 20    as a [LIBO Rate Loan having an Interest Period of            months] [Base Rate Loan].

        The Borrowers hereby acknowledge that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrowers that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct.

        The Borrowers agree that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

        Please wire transfer the proceeds of the Borrowing to the accounts of the following Persons at the financial institutions indicated respectively:

Person to be Paid
Amount to be Transferred			Name, Address, etc. of Transferee Lender
	Name	Account No.
$

Attention
$

Attention
Balance of such proceeds	The Borrower

Attention

        The Borrowers have caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this     day of                        , 20    .

[U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership
By: US Shipping General Partner LLC, its general partner
By:	Name: Title:][1]

1    Do not use for Initial Draw Term Loan request for $2,500,000 by USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC.

2

U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC,
ITB GROTON LLC,
ITB JACKSONVILLE LLC,
ITB MOBILE LLC,
ITB NEW YORK LLC,
ITB PHILADELPHIA LLC,
USS CHARTERING LLC,
USCS CHARLESTON CHARTERING LLC,
[USCS CHEMICAL PIONEER LLC,
USCS CHEMICAL CHARTERING LLC,][2]
 USCS CHARLESTON LLC, and USCS ATB LLC,
each a Delaware limited liability company
By:	Name: Title:

2    Do not include in Borrowing Request for Initial Draw Term Loan, exclusive of $2,500,000. For an Initial Draw Term Loan of $2,500,000, Borrowing Request to be executed only by USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC.

3

EXHIBIT D

FORM OF CONTINUATION/CONVERSION NOTICE

Canadian Imperial Bank of Commerce, as Administrative Agent
[Address]

Attention:	[Name] [Title]

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership,
U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC,
ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC,
ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHEMICAL
PIONEER LLC, USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC, and USCS ATB LLC,
each a Delaware limited liability company

Gentlemen and Ladies:

        This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        The Borrowers hereby request that on                        , 20    ,

        1.     $                        of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on                         , 20    [and $                        of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on                        , 20    ],

        2.     which are presently being maintained as 1[Base Rate Loans] [LIBO Rate Loans],

        3.     be [converted into] [continued as],

        4.     2[LIBO Rate Loans having an Interest Period of            months] [Base Rate Loans].

        The Borrowers hereby:

          (a)   certify and warrant that no Default has occurred and is continuing; and

          (b)   agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

        The Borrowers have caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this    day of                        , 20    .

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership
By: US Shipping General Partner LLC, its general partner
By:
Name: Title:

1
Select appropriate interest rate option.

2
Insert appropriate interest rate option.

U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHEMICAL PIONEER LLC, USCS CHARLESTON CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON LLC, and USCS ATB LLC, each a Delaware limited liability company
By:
Name: Title:

EXHIBIT E

LENDER ASSIGNMENT AND ASSUMPTION AGREEMENT

        This Assignment and Assumption Agreement (the "Assignment") is dated as of the Effective Date set forth below and is entered into by and between <Assignor> (the "Assignor") and <Assignee> (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

        For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and the percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:	<Assignor>
2.	Assignee:	<Assignee>, an Eligible Assignee
3.	Borrowers:
U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company
4.	Administrative Agent:	Canadian Imperial Bank of Commerce, as the administrative agent under the Credit Agreement
5.	Credit Agreement:
The Second Amended and Restated Credit Agreement, dated as of November , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto), among the Borrowers, the Lenders parties thereto, the Administrative Agent, and the other agent parties thereto.

6.	Assigned Interest:
	Facility Assigned	Aggregate Amount of Commitments/Loans for all Lenders		Amount of Commitments/Loans Assigned		Percentage Assigned of Commitments/Loans
	Revolving Commitment	<$	50,000,000>	$	<Revolver>	< >%
	Term Commitment	<$	130,000,000>	$	<Term>	<Term Perc>%
7.	Effective Date:		, 20
The terms set forth in this Assignment are hereby agreed to:
ASSIGNEE <ASSIGNEE>
By:	Name: Title:
ASSIGNOR <ASSIGNOR>
By:	Name: Title:
Accepted and Acknowledged:
CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent
By:	Name: Title:
[CANADIAN IMPERIAL BANK OF COMMERCE, as Letter of Credit Issuer Agent][1]
By:	Name: Title:

1    If Applicable

2

U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC,
ITB GROTON LLC,
ITB JACKSONVILLE LLC,
ITB MOBILE LLC,
ITB NEW YORK LLC,
ITB PHILADELPHIA LLC,
USS CHARTERING LLC,
USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER LLC,
USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC,
and USCS ATB LLC, as Borrowers[2]
By:	Name: Title:
U.S. SHIPPING PARTNERS L.P., as Borrower[2]
By:	US Shipping General Partner LLC, its general partner
By:	Name: Title:

2    If required

3

ANNEX 1

U.S. SHIPPING PARTNERS L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

        1.    Representations and Warranties.

          1.1    Assignor.    The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document (as defined below), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Credit Documents"), or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document, or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

          1.2.    Assignee.    The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and of the other Credit Documents, including, without limitation, the Guaranty, the Mortgages, the Pledge Agreement, the Security Agreements and the Cash Collateral Control Agreement, and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder, including, without limitation, the Guaranties, the Mortgages, the Pledge Agreements, the Cash Collateral Control Agreement, the Security Agreements and copies of the financial statements delivered pursuant to Section 5.1.12 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

        2.    Payments.    From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

        3.    General Provisions.    This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any

Annex 1--1

number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York (without regard to any conflict of laws principles which would require the application of the law of any other jurisdiction).

Annex 1--2

EXHIBIT G

AMENDED AND RESTATED
[PREFERRED FLEET MORTGAGE ON THE WHOLE OF THE

[NAME OF TUG ALL CAPS] (TUG)

(OFFICIAL NUMBER                        )

[NAME OF BARGE ALL CAPS] (BARGE)

(OFFICIAL NUMBER            )]1

1
Use for ITB vessels. For Chemical Pioneer and Charleston, amend to read "PREFERRED SHIP MORTGAGE ON THE WHOLE OF THE [VESSEL NAME ALL CAPS] (OFFICIAL NUMBER                        )".

[$180,000,000]2

2
Increase to include maximum potential exposure under existing hedges.

[NAME OF MORTGAGOR ALL CAPS]
c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

OWNER AND MORTGAGOR

IN FAVOR OF

KEYBANK NATIONAL ASSOCIATION,
in its capacity as Collateral Agent, as Trustee, under
that certain Second Amended and Restated Credit Agreement,
dated as of November    , 2004,
Preston Commons West Tower
8117 Preston Road, Ste. 440
Dallas, TX 72225

MORTGAGEE

Dated: as of November    , 2004

Total Amount and Discharge Amount:
[$180,000,000]3 Together
With Interest, Expenses, Fees,

Performance of Mortgage and Credit Agreement [and Guaranty]4 and
Hedge Agreement Covenants and
Termination Payments under the Hedge Agreements

3
Increase to include maximum potential exposure under existing hedges.
4
Use for Mortgage by Chemical Pioneer LLC.

AMENDED AND RESTATED FIRST PREFERRED [FLEET] [SHIP] MORTGAGE

        THIS AMENDED AND RESTATED FIRST PREFERRED [FLEET] [SHIP] MORTGAGE (hereinafter called the "Mortgage"), on the whole of each Vessel (as hereinafter defined), which is dated as of November    , 2004, is provided and made by [NAME OF MORTGAGOR ALL CAPS], a Delaware limited liability company whose mailing address is c/o U.S. Shipping Partners L.P., 399 Thornall Street, Edison, NJ 08837 (hereinafter called "Mortgagor") to KEYBANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as collateral agent, as trustee on behalf of itself, the Administrative Agent (as hereinafter defined), the Lenders (as hereinafter defined), the Letter of Credit Issuer (as hereinafter defined) and the Secured Hedge Counterparties (as hereinafter defined), whose mailing address is Preston Commons West Tower, 8117 Preston Road, Ste. 440, Dallas, TX 72225 (hereinafter called "Mortgagee"). Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

        [WHEREAS, Mortgagor, United States Shipping LLC ("USS"), and each of the other subsidiaries of USS (collectively, the "Original Borrowers"), have heretofore entered into that certain Credit Agreement dated as of September 13, 2002 between the Original Borrowers, National City Bank, as collateral agent and the other parties thereto, to lend funds up to an aggregate total amount of $140,000,000, as amended and restated by that Amended and Restated Credit Agreement, dated as of April 13, 2004, to increase the loan of funds up to an aggregate total amount of $317,500,000, as amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004 (as so amended, the "Existing Credit Facility"), by and among United States Shipping Master LLC ("Shipping Master"), Original Borrowers, and each of the other subsidiaries of Shipping Master (collectively, the "Existing Borrowers"), the commercial lending institutions parties thereto (the "Existing Lenders"), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and National City Bank as collateral agent, as trustee (the "Existing Collateral Agent"), pursuant to which the Existing Borrowers have obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]5

5
Use for ITB vessels.

        [WHEREAS, Mortgagor, United States Shipping Master LLC ("Shipping Master"), and each of the other subsidiaries of Shipping Master (collectively, the "Existing Borrowers"), have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, as amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004 (the "Existing Credit Facility"), by and among the Existing Borrowers, the commercial lending institutions parties thereto (the "Existing Lenders"), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and National City Bank as collateral agent, as trustee (the "Existing Collateral Agent"), pursuant to which the Existing Borrowers have obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]6

6
Use for Chemical Pioneer and Charleston.

        WHEREAS, in connection with the Existing Credit Facility, the Mortgagor has heretofore executed and delivered that certain First Preferred [Fleet Mortgage dated as of September 13, 2002, as amended by that First Amendment to First Preferred Fleet Mortgage, dated as of April 13, 2004]7 (the "Existing Mortgage") under which the Mortgagor granted Liens to the favor of the Existing Collateral Agent as Mortgagee (the "Original Mortgagee") for the "Secured Parties" on the whole of the Vessels8 (as hereinafter defined) owned by Mortgagor;

7
Use for ITB vessels. For Chemical Pioneer, amend to read "Ship Mortgage dated as of April 13, 2004" and for Charleston, amend to read "Ship Mortgage dated as of April 28, 2004".

8
Use "Vessel" for Charleston and Chemical Pioneer and globally throughout the amendment, change all references to "the Vessels", "each Vessel" and "any Vessel" to "the Vessel".

        WHEREAS, the Existing Mortgage[, prior to amendment thereof was received at [            ] on September 13, 2002 in the office of the United States Coast Guard at Falling Waters, West Virginia and recorded in Book No.    , Instrument No.    , at            , and the amendment thereto]9 was received at [            ] on April 14, 200410 in the office of the United States Coast Guard at Falling Waters, West Virginia and recorded in Book No.    , Instrument No.    , at            ;

9
Use for ITB vessels.

10
Use April 29, 2004 for the Charleston.

        WHEREAS, all rights, titles, interests and obligations of the Original Mortgagee under the Existing Mortgage have been assigned by the Original Mortgagee to the Mortgagee pursuant to that certain Assignment of Preferred [Fleet] [Ship] Mortgage dated as of even date herewith as filed for recording on the date hereof;

        WHEREAS, the Existing Credit Facility is being amended and restated contemporaneously herewith pursuant to a Second Amended and Restated Credit Agreement, dated as of even date herewith (together with all amendments, supplements, restatements and other modifications, if any from time to time thereafter made thereto, the "Credit Agreement") by and among U.S. Shipping Partners L.P. (the "MLP"), U.S. Shipping Operating LLC, Mortgagor and all other subsidiaries of MLP, as borrowers (individually, including their respective permitted successors and assigns, the "Borrower" and collectively, the "Borrowers", the commercial lending institutions parties thereto from time to time (the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), CIBC, as issuer of letters of credit thereunder (in such capacity together with its successors in such capacity, the "Letter of Credit Issuer"), and Mortgagee, as collateral agent, as trustee on behalf of the Secured Parties (as defined below), a copy of such Credit Agreement, without exhibits or schedules (other than Exhibit "L" thereto which is the form of the Amended and Restated Cash Collateral Control Agreement as defined in the Credit Agreement and which is herein the "Cash Collateral Control Agreement"), being attached hereto as Exhibit "A" and incorporated herein by reference, the Lenders will make available to the Borrowers term loans, revolving loans, and letters of credit, which loans and obligations with respect to such letters of credit may, at the request of any Lender, be evidenced by certain promissory notes in favor of such of the Lender (the "Notes"), a copy of the form of the Notes is attached hereto as Exhibit "B" and incorporated herein by reference, in an aggregate principal amount of $180,000,000; and

        WHEREAS, the principal of and interest on loans are due and payable upon the terms and conditions recited in the Credit Agreement;

        WHEREAS, loans made pursuant to the Credit Agreement in the principal amount of [$100,966,006] have been advanced by the Lenders on the date hereof;

        WHEREAS, one or more Lenders or Affiliates of a Lender (together with their respective successors and assigns, the "Secured Hedge Counterparties") has or may from time to time enter into Hedge Agreements (as defined in the Credit Agreement) with one or more of the Borrowers, and the Mortgagor has agreed in the Credit Agreement to execute, deliver and cause to be recorded such amendments hereto as may reasonably be requested by the Mortgagee to secure obligations under the Hedge Agreements, and the Mortgagor and Secured Hedge Counterparties have agreed that the maximum potential obligations under those Hedge Agreements currently outstanding (as evidenced by confirmations, a copy of which is attached hereto as Exhibit "C" and incorporated herein by reference) as of the date hereof is $                        ;

2

        [WHEREAS, contemporaneously in connection with the Credit Agreement, the Mortgagor has executed and delivered that certain Guaranty (the "Guaranty") dated as of even date herewith in favor of the Mortgagee as collateral agent and a copy of the form of the Guaranty is attached hereto as Exhibit "D" and incorporated herein by reference;]11

11
Use for Chemical Pioneer.

        WHEREAS, the total principal amount of sums advanced as of the date hereof is [$100,966,000] and the maximum committed amount to be advanced under the Credit Agreement is [One Hundred Eighty Million Dollars ($180,000,000)]12;

12
Increase to reflect existing hedging obligations.

        WHEREAS, the Mortgagor has duly authorized the execution, delivery and performance of this Mortgage;

        WHEREAS, Mortgagor, as a Subsidiary of the MLP and as a Borrower, will benefit, either directly or indirectly, from the credit extensions to be made under the Credit Agreement and under the Hedge Agreements with the Secured Hedge Counterparties;

        WHEREAS, Mortgagor is the sole owner of the whole of each Vessel (as hereinafter defined);

        WHEREAS, each Vessel has been documented in the name of the Mortgagor under the laws and the flag of the United States with the National Vessel Documentation Center;

        WHEREAS, it is a condition precedent to the funding of the Loans and the issuance of the Letters of Credit under the Credit Agreement for the purpose of extending, renewing and continuing loans under the Existing Credit Facility, and to the extension of financial accommodations under the Hedge Agreements referred to above, that the Mortgagor shall have executed and delivered this Mortgage to the Mortgagee, for its benefit and the benefit of the Lenders, the Administrative Agent, the Letter of Credit Issuer and the Secured Hedge Counterparties (each of the Mortgagee, Lenders, Administrative Agent, Letter of Credit Issuer and Secured Hedge Counterparties individually being a "Secured Party" and collectively, the "Secured Parties"); and

        WHEREAS, the parties hereto intend that the Existing Mortgage be amended and restated, and superseded, by this Mortgage;

        NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the due and punctual payment and performance of any and all present and future obligations and liabilities of Mortgagor of every type or description to Mortgagee: (i) arising under or in connection with the Credit Agreement, the Notes, the Letters of Credit[, the Guaranty]13 and/or the Hedge Agreements, whether for principal, premium (if any), interest, expenses, indemnities, termination payments or other amounts (including attorneys' fees and expenses); or (ii) arising under or in connection with this Mortgage or any other Loan Document, including for reimbursement of amounts that may be advanced or expended by the Mortgagee (a) to satisfy amounts required to be paid by Mortgagor under this Mortgage or any other Loan Document for claims and Liens, together with interest thereon to the extent provided or (b) to maintain or preserve any collateral, including each Vessel or to create, perfect, continue or protect any collateral or the security interest therein, including each Vessel, or its priority; in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may

3

otherwise be unenforceable (all obligations and liabilities described herein are collectively referred to as the "Secured Obligations"), Mortgagor does by these presents bargain, sell, transfer, assign, remise, release, set over, confirm, mortgage, convey and grant a continuing security interest in, unto Mortgagee, for itself and the ratable benefit of the Lenders, the Administrative Agent and the Letter of Credit Issuer and the Secured Hedge Counterparties and to Mortgagee's successors and assigns in its capacity as Collateral Agent, as trustee, the whole of the following named and described vessels [(hereinafter referred to individually as a "Vessel" and collectively as the "Vessels")]14, to wit:

13
Use for Chemical Pioneer.

14
Use for ITB vessels. For Chemical Pioneer and Charleston, delete "referred to individually as" and "and collectively as the "Vessels" and note that chart below will only have one row and no reference to "Tug" or "Barge".

VESSEL NAME	OFFICIAL NUMBER	GROSS TONS (RTG)	PORT OF REGISTRY
[TUG NAME ALL CAPS] (TUG)
[BARGE NAME ALL CAPS] (BARGE)

together with all materials, machinery, equipment and accessories now or from time to time installed thereon, and substitutions therefor, whether now existing or hereafter acquired, including without limitation all of its boilers, engines, machinery, masts, spars, boats, pumps, anchors, cables, chains, motors, navigation and radar equipment, tools, anchors, chains, booms, cranes, rigs, pipes, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings, communication systems, visual and electronic surveillance systems and transportation systems, tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel (excluding any fuel paid by a Charterer under a Charter), all financial equipment, computer equipment, calculators, adding machines and any other electronic equipment of every nature used in connection with the operation of the Vessel, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumbwaiter, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, showers, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, and all maintenance supplies used in connection with each Vessel, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned by the Mortgagor or in which the Mortgagor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereinafter be appropriated for use on or in connection with the operation of each Vessel, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances to each Vessel, and all other appurtenances to each Vessel appertaining or belonging thereto, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to each Vessel.

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        TO HAVE AND TO HOLD ALL and singular the above-described Vessels unto Mortgagee, its successors and assigns forever.

        Provided, however, that if the Secured Obligations are paid and performed in full in accordance with the terms of the Credit Agreement, [the Guaranty,]15 the Hedge Agreements, this Mortgage and the other Loan Documents, and the termination or expiration of all Commitments and all other commitments of the Secured Parties to any Borrower pursuant to any Loan Document, then this Mortgage shall cease and, in such event, at the expense of the Mortgagor, the Mortgagee agrees to execute all documents as the Mortgagor may reasonably require to discharge this Mortgage under the laws of the United States; otherwise, it shall remain in full force and effect. Mortgagor agrees to perform and to observe the terms, covenants and agreements contained in this Mortgage, the Credit Agreement[, the Guaranty]16, and in the other Loan Documents to which it is a party, and to hold each Vessel subject thereto.

15
Use for Chemical Pioneer.

16
Use for Chemical Pioneer.

        Nothing herein shall be deemed or construed to subject to the Lien hereof any property other than the whole of the vessel or the Vessels as the term is used in Chapter 313 of Subtitle III of Title 46 U.S.C. § 31301 et seq. ("Chapter 313").

        The terms and conditions of this Mortgage are as follows:

ARTICLE I

Particular Representations, Warranties and Covenants of Mortgagor

        The Mortgagor hereby represents, warrants, covenants and agrees with the Mortgagee as follows:

        1.     Mortgagor is and shall continue to be a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended (46 App. U.S.C. § 802), entitled to own and operate each Vessel in the coastwise trade under its marine documents, which marine documents shall be maintained in full force and effect by the Mortgagor; each Vessel is duly documented in the name of the Mortgagor under the United States flag with the National Vessel Documentation Center and Mortgagor will at its own expense cause each Vessel to remain so documented. All limited liability company action necessary for the execution, delivery, validity and performance of this Mortgage and the other Loan Documents to which Mortgagor is a party have been duly taken and this Mortgage constitutes the legal, valid and binding obligation of Mortgagor enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Mortgagor is a limited liability company duly organized and is and shall continue to be validly existing and in good standing under the laws of the State of Delaware and is authorized to do business and is in good standing in any other state wherein Mortgagor is required to be qualified to do business, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. This Mortgage is given in good faith and with no intent to hinder or defraud any existing or future creditor of the Mortgagor or lienor of any Vessel.

        2.     Mortgagor lawfully owns and possesses each Vessel free of all Liens, whatsoever, except for (i) Liens which secure Mortgagee, its successors or assigns, and (ii) Liens specifically permitted in accordance with Section 7.2.3 of the Credit Agreement. Mortgagor shall warrant and defend title to and possession of all and every part of the Vessel for the benefit of Mortgagee against all Persons whomsoever.

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        3.     Mortgagor shall comply in all material respects with, and not permit any Vessel to be operated in any material respect contrary to, any provision of any law, treaty, convention, rule, regulation or order of the United States, any State, and/or of any department or agency thereof, and shall not operate any Vessel outside of the navigation limits of the insurance carried pursuant to Section 11 of this Article I, will cause this Mortgage immediately to be duly filed and recorded in accordance with Chapter 313, and will comply with and satisfy all of the other provisions of Chapter 313. Mortgagor shall do every thing necessary to establish and maintain this Mortgage as a valid and enforceable first preferred mortgage (within the meaning of Chapter 313) on each Vessel, prior to all other Liens and encumbrances (including, but not limited to, paying and discharging all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory Liens on or claims enforceable against such Vessel). Mortgagor will not do, or suffer or permit to be done, anything which could reasonably be expected to injuriously affect the documentation of any Vessel under the laws and regulations of the United States.

        4.     Neither Mortgagor nor the master of any Vessel, or anyone acting in its or their behalf, has or shall have any right, power of authority to create, incur or permit to be placed or imposed or continued upon any Vessel any Lien whatsoever, except as specifically permitted by Section 7.2.3 of the Credit Agreement, and in no event shall any Lien be imposed or placed or continued upon any Vessel which would be prior to or on a parity with or which could reasonably be expected to impair the Lien of this Mortgage; provided that the right of Mortgagor to create or permit the existence of any Lien pursuant to Section 7.2.3 of the Credit Agreement shall in no event be construed as permitting any libel, attachment, or other seizure of any Vessel under process or color of legal authority to remain undissolved or undischarged, or in any respect modify or alter any obligation of Mortgagor under Section 7 of this Article I.

        5.     Mortgagor shall pay and discharge before the same shall become delinquent, all taxes, assessments, governmental charges, fines and penalties lawfully imposed upon the Vessels and upon any income therefrom; provided that Mortgagor may omit to pay any such taxes, assessments, governmental charges, fines or penalties that are being contested in good faith and with due diligence and by appropriate legal proceedings; provided that the nonpayment thereof will not subject any Vessel to arrest, detention, attachment, forfeiture or loss; and provided further, however, that Mortgagor will pay or cause to be paid all such taxes, assessments, or charges forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor. Mortgagor shall indemnify and save Mortgagee and the Administrative Agent, the Letter of Credit Issuer and each Lender harmless from and against any liability, loss, damage, cost or expense of any kind that may be imposed upon Mortgagee or such Lender in connection with any such contest and any determination resulting therefrom, and the right of Mortgagor to contest the validity of any claim contemplated by this Section 5 shall in no event be construed as permitting any libel, attachment, or other seizure of any Vessel under process or color of legal authority to remain undissolved or undischarged, or in any respect modify or alter any obligation of Mortgagor under Section 7 of this Article I.

        6.     Mortgagor will cause a properly certified copy of this Mortgage to be exhibited to any and all Persons having business with any Vessel which could reasonably be expected to give rise to any Lien thereon other than Liens for stevedores' and crews wages, salvage and general average, and to any representative of the Mortgagee on demand. A notice of this Mortgage shall be prominently displayed aboard each Vessel in the pilot house, and in the chart room, and in the Master's cabin of each Vessel, printed in plain type of such size that it shall cover a space not less than six (6) inches wide by nine (9) inches high, which said notice shall read as follows:

Notice of Mortgage

    This vessel is owned by [NAME OF MORTGAGOR ALL CAPS], a Delaware limited liability company, and is covered by a First Preferred [Fleet] [Ship] Mortgage in favor of KEYBANK

6

    NATIONAL ASSOCIATION, as Collateral Agent, as trustee, for the Lenders under a Second Amended and Restated Credit Agreement dated as of November    , 2004 among U.S. SHIPPING PARTNERS L.P., U.S. SHIPPING OPERATING LLC, [NAME OF MORTGAGOR ALL CAPS], and others, said First Preferred [Fleet] [Ship] Mortgage having been executed under authority of the Ship Mortgage Act, 1920, as amended, recodified at 46 U.S.C. § 31301 et seq. Under the terms of said First Preferred [Fleet][Ship] Mortgage, neither the Mortgagor nor the Master, nor any agent of this Vessel nor any other Person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any Lien whatsoever other than those liens specifically permitted pursuant to Section 7.2.3 of such Second Amended and Restated Credit Agreement.

[provided, however, that upon the conversion of Mortgagor to a corporation, the required notice to be posted pursuant to this section shall read as follows:

Notice of Mortgage

    This vessel is owned by USCS CHEMICAL PIONEER INC., a Delaware corporation, and is covered by a First Preferred Ship Mortgage, as amended, in favor of KEYBANK NATIONAL ASSOCIATION, as Collateral Agent, as trustee, for the Lenders under a Second Amended and Restated Credit Agreement dated as of November    , 2004 among U.S. SHIPPING PARTNERS LP, U.S. SHIPPING OPERATING LLC, USCS CHEMICAL PIONEER INC. (as successor by conversion to USCS CHEMICAL PIONEER LLC), and others, said First Preferred Ship Mortgage having been executed under authority of the Ship Mortgage Act, 1920, as amended, recodified at 46 U.S.C. §31301 et seq. Under the terms of said First Preferred Ship Mortgage, as amended, neither the Mortgagor nor the Master, nor any agent of this Vessel nor any other Person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any Lien whatsoever other than those liens specifically permitted pursuant to Section 7.2.3 of such Second Amended and Restated Credit Agreement.]17

17
Use for Chemical Pioneer.

        7.     Subject to the provisions of Section 23, if any Vessel shall be libeled, arrested, attached, detained, seized or levied upon or taken into custody under process or under color of any authority, Mortgagor shall forthwith notify Mortgagee by telecopy, confirmed by letter, and forthwith discharge or release such Vessel therefrom, and in any event within fifteen (15) days after such libel, attachment, detention, seizure, levy or taking into custody; provided, however, that if the Mortgagor or any charterer of such Vessel shall invoke the benefits of 46 App. U.S.C. § 181 to § 186, inclusive, as amended, providing for the limitation of the liability of ship owners, then and in that event, the release and discharge of such Vessel shall be effected within five (5) days from the date of the order of the district court for the payment into the registry of the court of the amount of the value of petitioner's interest in such Vessel and its pending freight, if any, or an equivalent as accepted by the court; and provided, further, that in any such proceeding to limit liability, such Vessel shall not be surrendered or offered to be surrendered to a trustee as provided in 46 App. U.S.C. § 185(b), without the written consent of Mortgagee first had and obtained. If Mortgagor shall fail or neglect to release such Vessel from libel, arrest, attachment, detainment, seizure or levy, Mortgagee or any Person acting on behalf of Mortgagee may, but shall not be obligated to, furnish security to release such Vessel and by so doing shall not be deemed to have cured the default of Mortgagor and the cost of same shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at a rate equal to the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2% upon any overdue principal amount of the indebtedness outstanding under the Credit Agreement and with costs and the interest thereon shall constitute a debt secured by the Lien of this Mortgage.

7

        8.     Mortgagor shall (i) at all reasonable times and (unless an Event of Default shall have occurred and is continuing in which case no notice is required) upon reasonable notice to Mortgagor afford Mortgagee or its representatives complete opportunity to inspect or survey each Vessel and its cargoes and papers (including each Vessel's logs), (ii) at the reasonable request of Mortgagee, deliver for inspection copies of any and all contracts and documents relating to each Vessel, whether on board or not, and (iii) certify upon Mortgagee's request, but not more often than quarterly, that all wages and other claims whatsoever, which might have given rise to a Lien upon any Vessel, have been paid or are not overdue.

        9.     (a) Mortgagor shall not, without the prior written consent of Mortgagee, sell, lease, demise, charter (except as permitted by the Credit Agreement), or further mortgage any Vessel or any interest therein; provided that Mortgagor may demise or bareboat charter any Vessel to [USS Chartering LLC]18 or another Borrower pursuant to a Bareboat Charter in substantially the form of a [USS Chartering Lease]19. Any such written consent to any one sale, lease, demise, charter or mortgage shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, lease, demise, charter or mortgage of any Vessel (or any interest therein). Any such sale, mortgage, charter or transfer of such Vessel or any interest therein shall be subject to the provisions of this Mortgage and the Lien hereof.

18
Use "USCS Chemical Chartering LLC" for Chemical Pioneer and Charleston.

19
Use "Chemcical Chartering Lease" for Chemical Pioneer and "USCS Chartering Lease" for Charleston.

          (b)   Mortgagor shall not, except as herein expressly permitted, change the name or flag of any Vessel or make any substantial change in any Vessel's structure without the written consent of Mortgagee first had and obtained in its sole and absolute discretion, and any such written consent to any change of name, flag or structure shall not be construed to be a waiver of this provision with respect to any subsequent proposed change of name, flag or structure. In the event of Mortgagee's consent to any change of name or flag of the Vessel, such change shall not be undertaken unless and until all filings, recordations or other actions necessary to perfect and protect the Lien created by this Mortgage and to enable the Mortgagee to exercise and enforce its rights and remedies hereunder with respect to such Vessel after giving effect to such change of name or flag shall have been completed (including, without limitation, opinions of counsel as to the perfected status of the Mortgagee after giving effect to such change of name or flag, if required by Mortgagee).

        10.   From time to time Mortgagor shall execute and deliver such other and further instruments and assurances as: (i) may be required to effect the purposes of this Mortgage and to secure from time to time obligations of the Mortgagor under any Hedge Agreement with a Secured Hedge Counterparty; (ii) necessary to maintain and effectuate this Mortgage as a valid and enforceable first preferred mortgage (within the meaning of Chapter 313) on each Vessel, prior to all other Liens and encumbrances; (iii) necessary for operation of each Vessel by Mortgagee; and (iv) necessary to effectuate sales as hereinafter provided in paragraph (c) of Section 7 of Article II.

        11.   (a) So long as any of the Secured Obligations secured hereby remain outstanding or any Commitment or any other commitment of the Secured Parties to any Borrower pursuant to any Loan Document remains outstanding, Mortgagor, at its expense and at no expense to the Mortgagee, shall keep each Vessel insured against (i) risks of fire, explosion and marine perils, and against all other risks insured under the form of policy known as "American Institute Hull Clauses (June 2, 1977)," or equivalent including, but not limited to, strikes, riots, and civil commotion coverage, (ii) risks covered by protection and indemnity insurance (including, without limitation, coverage against third party claims for pollution liability including statutory and governmental clean-up liabilities) and (iii) such other risks

8

and liabilities, including employees' compensation, from time to time reasonably specified by Mortgagee. The Mortgagor will keep the Vessel insured, in lawful money of the United States and in markets reasonably acceptable to the Mortgagee, for not less than (A) in the case of the insurance referred to in clause (i) above, [for the integrated tug and barge,]20 the higher of (x) [$35,000,000]21 [$40,000,000]22 [$50,000,000]23 for the first 12-month period occurring after the date hereof, reducing by $4,000,000 on each of the next five (5) anniversary dates thereafter, and (y) the full insurable value of such Vessel, and (B) in the case of the insurance referred to in clause (ii) above, in an amount customarily carried by a vessel engaged in the same or similar trade, but not less that $3,000,000,000 per incident with a $900,000,000 pollution sublimit per incident; provided, however, that any protection and indemnity insurance shall be in an amount not less than the amount of insurance against total loss. Policy deductibles shall not exceed $150,000 for the first 12-month period occurring after the date hereof and $250,000 thereafter.

20
Use for ITB vessels.

21
Use for the Chemical Pioneer.

22
Use for the ITB vessels.

23
Use for the Charleston.

          (b)   The policy or policies of insurance shall be issued by underwriters or associations having an A.M. Best & Company, Inc. rating of A- or higher, or if such underwriter or association is not rated by A.M. Best & Company, Inc., having the financial stability and size deemed appropriate by a reputable insurance broker, and shall contain terms customarily imposed on vessels engaged in the same or similar type of trade. The Mortgagor shall furnish to the Mortgagee, annually, not later than ninety (90) days after the end of Mortgagor's fiscal year, a detailed certificate or opinion signed by a firm of marine insurance brokers reasonably satisfactory to the Mortgagee that the insurance coverages in place and the amounts thereof are prudent and reasonable taking into account existing industry practices, and the risks associated with the trade of the Vessels and comply with Mortgagor's obligations under this Section 11. Cover notes and/or certificates for all insurance coverages provided for herein shall be furnished to the Mortgagee upon execution of this Mortgage and delivered to Mortgagee whenever requested but, in all events, no less than annually on or before January 15 of each year and at the time such insurance coverages are renewed, extended or a new insurance policy substituted therefor. All policies required hereunder shall contain provisions that the same may not be cancelable or materially modified until thirty (30) days following delivery to Mortgagee of written notice of intent to cancel (except for war risk, in which case notice shall be given to the extent required by the policies). Any language contained in the printed policy or insurance certificate which relieves the insurance carrier from responsibility to the Mortgagee in the event such carrier fails to provide such notice must be deleted.

          (c)   All insurance and the policies, except protection and indemnity insurances, evidencing the same shall by their terms be taken out in the joint names of Mortgagor and Mortgagee, and shall by their terms be payable to them as their respective interests may appear. The interest of Mortgagee is hereby declared to be the outstanding amount of the Secured Obligations, whether contingent or absolute, due or to be become due. The Mortgagor shall not declare or agree with the underwriters that any Vessel is a constructive or compromised, agreed or arranged total loss without the prior written consent of the Mortgagee. The proceeds of all insurance, except protection and indemnity insurances, shall be paid to Mortgagor and Mortgagee jointly and shall be deposited in the Restricted Loss Proceeds Account as provided in the Cash Collateral Control Agreement. All proceeds arising as a result of a total loss, actual or constructive, as constructive total loss is defined in the policy or policies of hull insurance procured hereunder, or as a result of a requisition, condemnation, or taking shall be paid to the Mortgagee for application to the

9

  payment of the Secured Obligations as provided in Section 3(h)(i) of the Cash Collateral Control Agreement.

          (d)   Mortgagor agrees to renew all insurance policies or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the insurers or a firm of independent marine insurance brokers shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected. The Mortgagor agrees to cause such insurers or independent marine insurance brokers to agree (x) to advise the Mortgagee promptly of any failure to renew or other event which could reasonably be expected to cause a lapse in coverage and of any default in payment of any premium and of any other act or omission on the part of the Mortgagor of which they have knowledge and which could reasonably be anticipated to, in their opinion, invalidate or render unenforceable, or cause the lapse of, or prevent the renewal or extension of, in whole or in part, the insurance on any Vessel and (y) to mark their records and advise the Mortgagee at least thirty days prior to the expiration date of any of the insurance policies, that such insurance policies have been renewed or replaced with new insurance which complies with the provisions hereof.

          (e)   Mortgagor warrants that it will maintain all such insurance unimpaired by any act, breach of warranty or otherwise, and that it will not be guilty of or permit any act of omission or commission which will in any way invalidate, void or suspend any insurance herein provided to be maintained. Mortgagor shall also procure and maintain breach of warranty or Mortgagee's interest insurance in favor of Mortgagee on each of the above policies unless the Administrative Agent shall otherwise agree in writing with the Mortgagor. Mortgagor shall pay for or defend against with appropriate proceedings diligently pursued if reasonably disputed any loss of or damage to any Vessel by any cause whatsoever and any third-party claims whatsoever which would constitute a Lien against any Vessel not covered by insurance or for which no reimbursement or incomplete reimbursement is secured from the insurance.

        12.   Mortgagor shall, at its own expense, at all times keep each Vessel tight, strong, in good seaworthy condition working order and in a good and efficient state of repair and fit for its intended use and perform all ordinary maintenance on each Vessel and make all reasonably proper renewals and replacements necessitated by wear, tear, normal depreciation and casualty so as to comply in all material respects with the provisions of all laws, regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered under the flag of the United States and engaged in the service in which each Vessel is engaged. In the event of damage to any Vessel less than a total loss, actual or constructive, as constructive total loss is defined in the policy or policies of hull insurance procured hereunder, the Mortgagor shall make and pay for the repairs necessitated thereby, and in that event Mortgagor shall pay the amount of the deductible average provided in the insurance, and if Mortgagor has paid for such repairs, Mortgagor shall be entitled to receive the proceeds of insurance applicable to the repaired damage in the manner and to the extent provided in the Cash Collateral Control Agreement; and if Mortgagor does not make such repairs, Mortgagor nevertheless shall remain bound for the amount of the deductible average provided in such insurance. Mortgagor will keep each Vessel in such condition as would entitle it to the highest classification and rating for vessels of the same age and type in the American Bureau of Shipping, or another classification society of like standing approved by the Mortgagee. Mortgagor covenants that each Vessel shall, at all times comply in all material respects with all laws, treaties and conventions, and rules and regulations issued thereunder, applicable to such Vessel, its operation and trade, and shall have on board as and when required thereby, valid certificates showing compliance therewith. Mortgagor will not make, or permit to be made, any substantial change in the structure, type or speed of any Vessel or change its rig without the prior written approval of Mortgagee.

        13.   Without limiting the generality of any other provision contained herein or in any other Loan Document, Mortgagor will comply in all material respects with and satisfy in all material respects all of

10

the provisions of any applicable law, regulation, proclamation or order concerning financial responsibility for liabilities imposed on each Vessel with respect to pollution by any applicable state or nation or political subdivision thereof, including, without being limited to, the United States Oil Pollution Act of 1990, as at any time amended, or by any applicable international treaty or convention, and will maintain all certificates or other evidence of financial responsibility as may be required by any such applicable law, regulation, proclamation, order, treaty or convention with respect to each Vessel's cargo or the trade in which each Vessel is from time to time engaged.

        14.   The Mortgagor agrees to keep books of record and account in accordance with generally accepted accounting principles and to make said books of record and account available to Mortgagee during normal business hours and (unless an Event of Default shall have occurred and is continuing in which case no notice is required) upon reasonable notice to Mortgagor when requested to do so by Mortgagee and to furnish Mortgagee with any and all information and statements as Mortgagee may reasonably request.

        15.   The entry into and performance by the Mortgagor of each of this Mortgage and the other Loan Documents to which Mortgagor is a party, does not, and will not violate in any respect (i) any applicable law or regulation of any governmental or official authority or body, or (ii) any agreement, contract or other undertaking to which the Mortgagor is a party or which is binding on the Mortgagor or any of its assets.

        16.   All consents, licenses, approvals and authorizations (including any approvals of the U.S. Maritime Administration) required for the entry into, performance, validity and enforceability of this Mortgage and the other Loan Documents to which Mortgagor is a party have been obtained and are in full force and effect, except for those consents, licenses, approvals and authorizations the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

        17.   Except for the filing with the National Vessel Documentation Center, it is not necessary for the legality, validity, enforceability or admissibility in evidence of this Mortgage that it, or any document relating hereto, be registered, filed, recorded or enrolled with any court or authority in any relevant jurisdiction or that, except for the recording fee payable to the U.S. Coast Guard, any stamp, registration or similar taxes or fee be paid on or in relation to this Mortgage and the Loan Documents.

        18.   The Mortgagor will cause each Vessel, upon documentation with the National Vessel Documentation Center and at all times thereafter, to be operationally seaworthy; provided, that the Mortgagor shall not be deemed to be in violation of the foregoing with respect to any Vessel during such time as such Vessel is in drydock or is undergoing necessary repairs as permitted or required by the Credit Agreement.

        19.   The Mortgagor will submit or cause each Vessel to be submitted to such periodic surveys as may be required for inspection purposes and to supply or to cause to be supplied to the Mortgagee at its request, copies of all survey reports concerning such Vessel.

        20.   The Mortgagor will promptly furnish and cause to be furnished to the Mortgagee all such information as it may from time to time reasonably request regarding each Vessel, its employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for its employment or otherwise concerning the matters addressed by this Mortgage.

        21.   The Mortgagor agrees to notify the Mortgagee in writing of:

    (i)
    any accident to any Vessel involving repairs the cost of which will or is likely to exceed ONE MILLION DOLLARS ($1,000,000);

    (ii)
    any occurrence which has or is likely to render any Vessel a total loss or a constructive total loss;

11

    (iii)
    any requirement or recommendation made by any insurer or classification society or by any competent authority with which there is not prompt compliance with the reasons therefor;

    (iv)
    any arrest of any Vessel or the exercise or purported exercise of any Lien on any Vessel or its earnings; and

    (v)
    any occurrence of an event of default specified in Article II hereof or an event which with notice, lapse of time or both will constitute an event of default specified therein.

        22.   In the event that at any time and from time to time this Mortgage, any other Loan Document or any provisions hereof or thereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any court, or if the documents at any time held by Mortgagee shall be reasonably deemed by Mortgagee insufficient to carry out the true intent and spirit of this Mortgage and each other Loan Document, then Mortgagor, forthwith upon the reasonable request of Mortgagee, will execute and deliver, on its own behalf, such other and further assurances and documents as may be reasonably necessary to more effectively subject each Vessel to the payment of the Secured Obligations, as provided in this Mortgage and each other Loan Document and the performance of the terms and provisions of this Mortgage and each other Loan Document and do such things as Mortgagee in its sole discretion may reasonably deem to be necessary to carry out the true intent of this Mortgage.

        23.   In the event of the requisition (whether of title or use), condemnation, sequestration, seizure or forfeiture of any Vessel by any governmental or purported authority or by anyone else, the Lien of this Mortgage shall be deemed to attach to, and to Mortgagor's claim for, any compensation, purchase price, reimbursement or award therefor payable from any source (including any insurance proceeds in respect thereof), and any payments in respect thereof shall be paid to Mortgagee and applied in accordance with the terms of the Credit Agreement. Mortgagor shall promptly execute and deliver to Mortgagee such documents and do and perform such acts as in the opinion of Mortgagee acting reasonably may be necessary or useful to facilitate or expedite the collection by Mortgagee of such compensation, purchase price, reimbursement or award.

        24.   Further Assurances. If this Mortgage, or any provisions hereof, shall be deemed invalid in whole or in part for any reason, or if the documents at any time held by Mortgagee shall be deemed by Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, then from time to time Mortgagor will duly execute and deliver, on its own behalf, any and all such other and further assurances and documents as in the judgment of Mortgagee acting reasonably may be necessary, useful or desirable more effectually to subject each Vessel to the Lien of this Mortgage or to obtain or maintain the full benefits of this Mortgage. Upon the failure of Mortgagor so to do, Mortgagee may execute any and all such other and further assurances and documents for and in the name and stead of Mortgagor.

ARTICLE II

Events of Default and Remedies of Mortgage

        1.     In the event that Mortgagor fails to procure and/or maintain insurance, as provided in Section 11 of Article I above, Mortgagee may, at its option, without any obligations so to do, and without waiver of any of its rights hereunder, procure such insurance as it deems necessary to protect its security and the cost of the same shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2%, and such insurance costs and the interest thereon shall constitute a debt secured by the Lien of this Mortgage.

12

        2.     In the event that any Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction, or by any governmental or other authority, on a claim for which Mortgagor is alleged to be liable, and shall not be released from arrest or detention as and within the time prescribed by the provisions of Section 7 of Article I above, Mortgagor hereby authorizes and empowers Mortgagee, as its duly appointed representative, in the name of Mortgagor, or its successors or assigns, to apply for, claim and receive, or take possession of such Vessel with all rights and powers Mortgagor, its successors or assigns may have, possess, and exercise in any such event. The power hereby granted shall be irrevocable and may be exercised not only by said representatives of Mortgagee, but also by an appointee or appointees of such representatives, with full power of substitution, to the same extent as if such appointee or appointees had been named as one of the attorneys above named by express designation. Mortgagor also authorizes and empowers any Person duly acting under the provisions of this Section 2 of Article II to appear in the name of Mortgagor, its successors or assigns, in any court where a suit may be pending against Mortgagor, or against any Vessel because of or on account of any alleged Lien against such Vessel and from which it has not been released, and to take such proceedings as such Person may deem proper for the defense of such suit and for the release of such Vessel therefrom. All expenditures or liabilities made or incurred by them, or any of them, in the premises, in good faith, shall be debts due from Mortgagor to Mortgagee, and shall be promptly repaid by Mortgagor to Mortgagee with interest thereon at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2%, and shall be secured by the Lien of this Mortgage.

        3.     In the event Mortgagor fails properly to comply with the provisions of Section 12 of Article I above, Mortgagee may, at its option, without any obligation so to do and without waiver of any of its rights hereunder, perform such maintenance and make such repairs, renewals and replacements and the cost of the same shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2%, and all such expenditures and the interest thereon shall constitute a debt from Mortgagor to Mortgagee secured by the Lien of this Mortgage.

        4.     In the event that Mortgagee, though without any obligation so to do, employs an attorney to protect any Vessel or to prevent the impairment of Mortgagee's security represented by any Vessel and/or makes any reasonable expenditure for any other matter in any instance where Mortgagor is obligated by this Mortgage to employ such attorney and/or make such expenditure shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2%, and all such expenditures and the interest thereon shall constitute a debt from Mortgagor to Mortgagee secured by the Lien of this Mortgage.

        5.     In the event that Mortgagee should make any expenditure or incur any costs which Mortgagor is obligated by this Mortgage so to do, such expenditure or costs shall be charged against Mortgagor and be repaid promptly to Mortgagee with interest thereon at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2% and shall constitute a debt from Mortgagor to Mortgagee secured by the Lien of this Mortgage.

        6.     The following events are events of default ("Events of Default"):

          (a)   An Event of Default under and as defined in the Credit Agreement shall occur and be continuing; or

          (b)   Failure by Mortgagor in the performance or observance of any of its obligations hereunder if such failure shall continue unremedied for a period of thirty (30) days following the date of written notice thereof to Mortgagor from the Mortgagee; or

13

          (c)   an event of actual or constructive total loss or an agreed, or arranged, or compromised total loss of any Vessel shall occur; provided, that it shall not be an Event of Default under this clause (c) so long as Mortgagor (i) has insurance on the Vessel with respect to such event, (ii) shall promptly file a claim for such insurance with respect to such event and (iii) shall diligently continue to pursue such insurance claim in good faith using appropriate proceedings.

        7.     In case of the occurrence of any Event of Default specified in Section 6 of this Article II and its continuance for the period, if any, specified with reference thereto in said section, then, and in each and every case, such default subsisting, in addition to the remedies specified in the Credit Agreement [and Guaranty]24, Mortgagee:

24
Use for Chemical Pioneer.

          (a)   May retake any or all of the Vessels without legal process at any time wherever it may be, and, without being responsible in any manner for loss or damage to Mortgagor or any other Person, and Mortgagor, or other Person in possession, shall forthwith surrender possession of such Vessel or Vessels, as the case may be, to Mortgagee, upon demand; Mortgagee then shall retake or may hold, lay up, lease, operate, manage and control or otherwise use such Vessel or Vessels, as the case may be, in any service as Mortgagee may elect and may insure such Vessel or Vessels, as the case may be, and make all necessary or proper repairs and useful alterations, additions, betterments and improvements thereto as to it may seem judicious and shall be entitled to collect and receive all tolls, earnings, income, rents, issues and profits of or arising out of the operation or management of such Vessel or Vessels, as the case may be, and after deducting all expenses of operation and/or repairs, maintenance, alterations, additions, betterments and improvements and all payments for taxes, insurance, as well as just and reasonable compensation for its own services, and for all its agents, attorneys and employees, Mortgagee shall apply the net money arising, as aforesaid, as provided by Section 9 of this Article II;

          (b)   May retake any or all of the Vessels without legal process wherever it may be and without being responsible in any manner for loss or damage to Mortgagor or to any other Person, and Mortgagor or any other Person in possession shall forthwith, surrender possession of such Vessel or Vessels, as the case may be, upon demand of Mortgagee, and Mortgagee may sell such Vessel or Vessels, as the case may be, at public auction free from any and all claims of or by Mortgagor in law, in equity, in admiralty or by statute, which said auction shall be made at a time and place and upon such notice as may be required by law; if not governed by any applicable provisions of law, such auction shall be made at such time and place as Mortgagee may fix, after notice of the time, place and terms of said auction, together with a description of the property to be auctioned, has been published for six (6) consecutive days (except Sunday) preceding the date for such auction in a newspaper printed in the English language and customarily published on each business day and of general circulation in the County of New York, State of New York, or in a newspaper published in the county or counties in which the place of auction is located if other than the said county. Mortgagee and its successors or assigns hereby are appointed the true and lawful attorneys irrevocable of Mortgagor in its name and stead to make all necessary transfers of property thus sold, and for that purpose it or they will execute all necessary instruments of assignment and transfer, Mortgagor hereby ratifying and confirming all that its said attorneys shall lawfully do by virtue hereof; and Mortgagee shall have the right to become the purchaser hereunder if the Mortgagee is the high bidder at the public auction;

          (c)   May proceed to protect and enforce its rights under this Mortgage, including all rights and remedies arising by reason of the provisions of Chapter 313, and all acts amendatory thereof and supplement thereto, by suit or suits in equity or actions at law, or by suit in admiralty in rem or in personam, whether for specific performance of any covenant or agreement contained herein or for any foreclosure hereunder or for the enforcement of any proper legal or equitable remedy

14

  or remedy in admiralty as Mortgagee, being advised by counsel, shall deem most effectual to protect and enforce the rights aforesaid; in connection with any such proceeding, Mortgagee shall be entitled, as a matter of right, to the appointment of a receiver of the mortgaged property and of tolls, rents, income, revenues, profits and earnings thereof; and shall be entitled as a matter of right and not as a matter of discretion to:

    (i)
    the appointment of a receiver or receivers of Mortgagor's interest in the Vessel and Mortgagor's interest in the hire, earnings, issues, revenues, freights, incomes and profits due or to become due and arising from the operation thereof; and

    (ii)
    a decree ordering and directing the sale and disposal of each Vessel after the appropriate admiralty proceeding; and

          (d)   May proceed personally against Mortgagor in any court of competent jurisdiction to recover, with interest thereon at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2%, any damages which Mortgagee may sustain by reason of any infraction by Mortgagor of any Secured Obligations contained in Sections 1 through 20, inclusive, of Article 1 above.

        Mortgagee, as a condition precedent to exercising the power of sale hereby granted or seeking to sell pursuant to judicial proceedings, shall be required to give the notice required under the Credit Agreement. Each and every power or remedy herein conferred on Mortgagee shall be cumulative and in addition to all other powers or remedies now or hereinafter existing in admiralty, in equity, in law or by statute (including the Delaware Uniform Commercial Code) and may be exercised as often as may be deemed expedient by Mortgagee. No delay or omission by Mortgagee shall impair any right, power or remedy and no waiver of any default shall waive any other default.

        8.     If at any time after one or more Events of Default enumerated in Section 6 of this Article II shall have occurred and before any Vessel shall have been sold pursuant to any provision of this Article II (whether or not proceedings for foreclosure shall have been commenced and/or prosecuted in any court), Mortgagor shall make good such default or defaults, including without limitation, payment of any past due installment of principal and interest of the Secured Obligations secured by the Lien of this Mortgage, and reimbursement of any advances and expenditures made by Mortgagee in accordance with the provisions of Sections 1, 2, 3, 4 and 5 of this Article II, with interest thereon, together with attorneys' fees and costs, then, and in every such case, Mortgagee shall waive such default or defaults and its or their consequences and shall rescind any action theretofore taken by it, including without limitation, the acceleration of payment of the Secured Obligations secured by this Mortgage; but no waiver shall extend to or affect any subsequent default or impair any right consequent thereon.

        9.     The net proceeds of any judicial or other sale, of any charter, management or other use of any Vessel by Mortgagee, of any claim for damages to any Vessel and of any insurance received by Mortgagee (except to the extent that such insurance proceeds are to be paid to Mortgagor in accordance with any provisions of this Mortgage or the Cash Collateral Control Agreement) shall be held and applied by Mortgagee from time to time as follows:

    (i)
    first: to the payment and satisfaction of all costs and expenses including, without limitation, attorneys' fees, incurred by the Mortgagee and by the Administrative Agent in the enforcement and administration of this Mortgage and of any of the other Transaction Documents;

    (ii)
    second: to the payment and satisfaction of all the other Secured Obligations consisting of costs, expenses, interest or fees on a pro rata basis;

    (iii)
    third: to the payment and satisfaction of all other Secured Obligations on a pro rata basis; and

15

    (iv)
    fourth: to the Mortgagor or such other Person as may be legally entitled thereto.

        Should there not be any funds or insufficient funds to liquidate all valid claims of Mortgagee, then Mortgagor shall remain bound to Mortgagee for any unpaid amount or balance due and shall be liable to pay said amount to Mortgagee with interest thereon as provided in this Mortgage, but, if after payment in full, any amount remains, it shall be paid to the Person or entity entitled thereto.

        10.   If an Event of Default has occurred, which has not been cured pursuant to provisions hereof, Mortgagor shall not at any time insist upon, plead in any manner whatever, claim or take the benefit or advantage of, any stay or extension, valuation or appraisement law for the purpose of preventing or hindering the enforcement or foreclosure of this Mortgage, and it covenants that it will not hinder, delay or impede the execution of any power herein granted and declared to Mortgagee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted, nor after any sale or sales will it claim or exercise any right under any statute or otherwise to redeem the property so sold or any part thereof.

        11.   Without prejudice to any other rights and remedies of Mortgagee arising under this Mortgage or the other Loan Documents, Mortgagor hereby agrees and undertakes to indemnify Mortgagee against all obligations and liabilities whatsoever and whensoever incurred by Mortgagee in good faith in the enforcement of its rights hereunder or under any other Loan Documents.

        12.   (a) Mortgagor hereby irrevocably appoints Mortgagee its attorney-in-fact until the termination of this Mortgage as herein provided to do in its name all acts which Mortgagor, or its successors or assigns, could do in relation to each Vessel, including, without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as Mortgagee lawfully may), all freights, hire, earnings, issues, revenues, income and profits of such Vessel, and all amounts due from underwriters under the insurance as payment for losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to Mortgagor or arising from such Vessel, and to make, give and execute in the name of Mortgagor, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ such Vessel, to execute and deliver charters and a bill of sale for such Vessel, and to endorse and accept in the name of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing and execute any necessary instruments for the U.S. Department of Homeland Security necessary to consummate such sale or transfer; provided, that Mortgagee shall take no action under the power of attorney granted hereby, unless an Event of Default has occurred and Mortgagor has received prompt written notice of such Event of Default.

          (b)   The exercise by or on behalf of Mortgagee of the power granted in this Section 12 shall not require any Person dealing with Mortgagee to conduct any inquiry as to whether any such Event of Default has occurred and is continuing, nor shall such Person be in any way affected by notice that any such Event of Default has not occurred and is not continuing, and the exercise by Mortgagee of such power shall, with regard to such Person, be conclusive evidence of the Mortgagee's right to exercise the same.

          (c)   Wherever and whenever herein any right, power or authority is granted or given to Mortgagee, such right, power or authority may be exercised in all cases by Mortgagee or such lawful agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of Mortgagee hereunder.

        13.   The powers conferred on Mortgagee by this Mortgage are solely to protect its interest and the interests of the Secured Parties in the Vessels and shall not impose any duty upon it to exercise such powers. The exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No

16

notice to or demand on Mortgagor in any instance shall entitle Mortgagor to any other or further notice or demand in similar or other circumstances. No delay or omission by Mortgagee in the exercise of any right or power or in the pursuance of any remedy occurring upon an Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Mortgagor or to be an acquiescence therein, nor shall the acceptance by Mortgagee of any security or of any payment of or on account of any past Event of Default or any advances after any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. Except for the safe custody of any part of the Vessels in its possession (subject to standards of care governing the Mortgage hereunder) and the accounting for moneys actually received by it hereunder, Mortgagee shall have no duty as to any part of the Vessels whether or not Mortgagee or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Vessels.

ARTICLE III

Possession Until Default

        Until an Event of Default shall have occurred and shall have continued for the time, if any, specified with reference thereto in Article II above, Mortgagee shall permit Mortgagor and Mortgagor shall have the right to possess, use, manage, operate and enjoy each Vessel.

ARTICLE IV

Miscellaneous Provisions

        1.     All covenants and agreements of Mortgagor herein contained shall bind Mortgagor, its successors and assigns forever, and shall inure to the benefit of Mortgagee and its successors and assigns forever. Following any assignment of this Mortgage by Mortgagee, any reference herein to "Mortgagee" shall be deemed to refer to the assignee.

        2.     The total amount of this Mortgage is [One Hundred Eighty Million Dollars ($180,000,000)]25, plus interest, expenses and costs as provided herein, and in the other Loan Documents, and performance of the Mortgage, Credit Agreement[,Guaranty]26 and Hedge Agreements covenants and termination payments under the Hedge Agreements. The discharge amount of this Mortgage is the same as the total amount. Notwithstanding the foregoing or any other statement contained herein regarding the maturity of this Mortgage, this Mortgage shall remain in full force and effect until the payment in full of the Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties to any Borrowers pursuant to any Loan Document and until the full and final performance by Mortgagor of all of its covenants contained in this Mortgage and the other Loan Documents.

25
Increase to reflect maximum potential obligations under hedging agreements.

26
Use for Chemical Pioneer.

        3.     The interest of the Mortgagor in the Vessels and the interest mortgaged by this Mortgage is that of one-hundred percent (100%) absolute and sole ownership.

        4.     Any notice or demand which by any provision of this Mortgage is required or permitted to be given, delivered or served on Mortgagor may be given, delivered or served by being deposited, first class postage prepaid, in a post office letter box addressed (until another address is filed by Mortgagor in writing with Mortgagee for the purpose of this section), or may be delivered by pre-paid courier or by facsimile as follows: [NAME OF MORTGAGOR ALL CAPS], c/o U.S. Shipping Partners L.P., 399 Thornall Street, Edison, NJ 08837, Attention: Paul Gridley, telephone: 732-635-2700; facsimile:

17

732-635-1940. Any notice or demand which by any provision of this Mortgage is required or permitted to be given, delivered or served on Mortgagee may be given, delivered or served by being deposited, postage prepaid, in a post office box addressed (until another address is filed by Mortgagee in writing with Mortgagor for the purposes of this section) or may be delivered by courier or by facsimile as follows: KeyBank National Association, as Collateral Agent under the Credit Agreement, Preston Commons West Tower, 8117 Preston Road, Ste. 440, Dallas, TX 75225, Attention: Thomas Rajan, telephone: 214-414-2580; facsimile: 214-414-2621. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and receipt electronically confirmed.

        5.     In the event of any casualty, accident, loss or other occurrence which gives rise to a preferred maritime lien against any Vessel within the meaning of 46 U.S.C. § 31301, et seq., and § 31341 et seq., or any other claim against any Vessel which primes the preferred ship mortgage herein granted, except for Liens arising and accruing in the ordinary course of business but not yet due, or in the event that Mortgagor receives notice that any third party claims or contends that he or some other party holds a preferred maritime lien or a claim against the Vessel which primes the Lien of the Mortgage herein granted, and if any such Lien or claim is not covered in full by insurance maintained by the Mortgagor or the Mortgagor's insurance company has issued a reservation of rights with respect to any such Lien or claim, then, and in any such events, Mortgagor will give Mortgagee immediate notice thereof.

        6.     If any provision of this Mortgage, or any obligation, right or remedy created by this Mortgage be declared invalid in any legal proceeding, no other valid obligation, right or remedy created by this Mortgage shall be affected thereby.

        7.     Nothing in this Mortgage, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors, permitted assigns and other transferees any rights or remedies under or by reason of this Mortgage.

        8.     This instrument may, for convenience, be executed in any number of original counterparts, each of which shall be deemed an original and all of which taken together shall be and constitute one instrument. Any word importing the singular shall as well include the plural and any pronoun importing gender shall include the masculine, feminine or neuter.

        9.     Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage and that, if any provision or portion of this Mortgage shall be construed to waive its preferred status, then such provision or portion to such extent shall be void and of no effect without affecting the remaining provisions, which shall remain in full force and effect.

        10.   The provisions of the Credit Agreement regarding amendments are specifically incorporated in this Mortgage by reference, with the same force and effect as if the same were set out in this Mortgage in full. All references in such incorporated provisions to "Borrower" or "Borrowers" shall without further reference mean and refer to Mortgagor and all references in such incorporated provisions to "this Credit Agreement" shall without further reference mean and refer to this Mortgage.

        11.   Mortgagor hereby indemnifies Mortgagee, its agents, if any, and each Secured Party and saves each of them harmless from and against all liability, loss, damages, judgments and expenses, including reasonable attorneys' fees, disbursements, bond expenses, printing and automated document preparation and retention expenses and other ordinary litigation expenses, incurred in connection with any action or proceeding to foreclose this Mortgage or in or to which Mortgagee or any Secured Party may be made a party due to the existence of this Mortgage or to which action or proceeding Mortgagee or any Secured Party may become a party for the purpose of protecting the Lien of this Mortgage, except to the extent any such liability, loss, damages, judgments and expenses arises from any gross negligence or willful misconduct on the part, or on behalf, of Mortgagee or such Secured

18

Party. All sums paid by Mortgagee or any Secured Party to prosecute or defend the rights herein set forth shall be deemed a part of the Secured Obligations and shall be paid by Mortgagor to Mortgagee or such Secured Party within ten (10) days after written demand, and if not paid within that period, shall accrue interest from and including the date of disbursement or advance by Mortgagee or such Secured Party to and including the date of payment by Mortgagor at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus a margin of 2%.

        12.   This Mortgage shall be governed by and construed in accordance with the provisions of Chapter 313, and where Chapter 313 is silent, by the General Maritime Law of the United States, and only to the extent not addressed thereby, by the laws of the State of New York.

        13.   To the extent of any inconsistency between any representation, warranty or covenant herein and in the Credit Agreement, the representation, warranty or covenant in the Credit Agreement shall prevail.

        14.   Survival of Representations and Warranties. All representations and warranties made in any certificate furnished in connection herewith shall be considered representations and warranties by Mortgagor and shall survive the execution and delivery of this Mortgage.

[Signatures begin on following page]

19

        IN WITNESS WHEREOF, the Mortgagor has caused to be executed by its duly authorized officer this instrument which is effective as of the day and year first above written.

[NAME OF MORTGAGOR ALL CAPS]
By:

Name: Paul Gridley Title: Chairman and Chief Executive Officer
Date:

S-1
[MORTGAGE ON [VESSEL NAME]]

COLLATERAL AGENT: KEYBANK NATIONAL ASSOCIATION
By:
Name: Title:
Date:

S-2
[MORTGAGE ON [VESSEL NAME]]

ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        BE IT REMEMBERED, that on the    day of                        , 2004, before me, the undersigned, a Notary Public, duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, personally appeared Paul Gridley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the foregoing Amended and Restated First Preferred Ship Mortgage and acknowledged to me that he executed the same in his capacity as Chairman and Chief Executive Officer for [NAME OF MORTGAGOR ALL CAPS], the limited liability company described in the foregoing Amended and Restated First Preferred Ship Mortgage, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

        Witness my hand and official seal.

NOTARY PUBLIC
My Commission expires: , 20

S-3
[MORTGAGE ON [VESSEL NAME]]

ACKNOWLEDGMENT

STATE OF OHIO

COUNTY OF CUYAHOGA

        BE IT REMEMBERED, that on the    day of                        , 2004, before me, the undersigned, a Notary Public, duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, personally appeared                        , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the foregoing Amended and Restated First Preferred [Fleet] [Ship] Mortgage and acknowledged to me that she executed the same in her capacity as                         for KEYBANK NATIONAL ASSOCIATION, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

        Witness my hand and official seal.

NOTARY PUBLIC
My Commission expires: , 20

S-4
[MORTGAGE ON [VESSEL NAME]]

EXHIBIT A

[FORM OF CREDIT AGREEMENT]

EXHIBIT B

[FORM OF NOTES]

EXHIBIT C

[HEDGING CONFIRMATIONS]

EXHIBIT D27

[FORM OF GUARANTY]

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Use for Chemical Pioneer.

EXHIBIT H

FORM OF PLEDGE AGREEMENT AND IRREVOCABLE PROXY

        THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of November     , 2004, made by [U.S. SHIPPING PARTNERS L.P.] [U.S. SHIPPING OPERATING LLC] [USCS CHEMICAL PIONEER LLC], a Delaware limited [partnership] [liability company] (together with its permitted successors and assigns, the "Pledgor"), in favor of KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary, as defined in the U.C.C. (as defined below), and together with its successors and assigns in such capacities, the "Collateral Agent") under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

        WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Pledgor, [U.S. Shipping Partners L.P., a Delaware limited partnership,] [U.S. Shipping Operating LLC,] ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, [USCS Chemical Pioneer LLC,] USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (each of the foregoing entities individually a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the "Letter of Credit Issuer") and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and the Collateral Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;

        WHEREAS, the Borrowers have entered into or may enter into certain Hedge Agreements with Secured Hedge Counterparties, pursuant to the terms of the Credit Agreement;

        WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement, and to the extension of financial accommodations under the Hedge Agreements referred to above, the Pledgor is required to execute and deliver this Pledge Agreement;

        WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

        WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Hedge Agreements; and

        WHEREAS, the Pledgor is the sole member [or shareholder]1 of each of the Pledged Interests Issuers (as defined below).

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Use for Pledge by U.S. Shipping Operating LLC.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Pledgor hereby agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

        SECTION 1.1    Certain Terms.    The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "Administrative Agent" is defined in the first recital.

        "Collateral" is defined in Section 2.1.

        "Collateral Agent" is defined in the preamble.

        "Credit Agreement" is defined in the first recital.

        "Distributions" means all cash distributions made in respect of the Pledged Interests, whether or not income, return of capital or otherwise, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other rights or interests constituting Collateral.

        ["Guaranty" means that certain Guaranty in favor of the Collateral Agent executed and delivered by Pledgor dated as of even date herewith.]2

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Use for Pledge by Chemical Pioneer and any other Pledgor that delivers a Guaranty.

        "Indemnified Parties" is defined in Section 6.5(a).

        "Lender" is defined in the first recital.

        "Letter of Credit Issuer" is defined in the first recital.

        "Pledge Agreement" is defined in the preamble.

        "Pledged Interests Issuer" and "Pledged Interests Issuers" means each Person identified in Item B of Attachment 1hereto as the issuer of the Pledged Interests identified opposite the name of such Person.

        "Pledged Interests" means all member interests, general or limited partnership interests, stock or other ownership interests of any Pledged Interests Issuer; all member interests, general or limited partnership interests, stock or other ownership interests issued by Pledgor's subsidiaries; all registrations, certificates, articles or agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests; and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests.

        "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Notes identified opposite the name of such Person.

        "Pledged Notes" means all promissory notes of any Pledged Note Issuer in the form or substantially in the form of Exhibit A hereto which are delivered by the Pledgor to the Collateral Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 7.2, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

        "Pledged Property" means all Pledged Interests, all Pledged Notes, and all other pledged partnership or membership interests or promissory notes, all other securities, all assignments of any amounts due or to become due, and all other instruments which are now being delivered by the

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Pledgor to the Collateral Agent or may from time to time hereafter be delivered by the Pledgor to the Collateral Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document or Hedge Agreement; and all proceeds of any of the foregoing.

        "Pledgor" is defined in the preamble.

        "Secured Hedge Agreements" means each Hedge Agreement entered into by a Borrower with a Secured Hedge Counterparty.

        "Secured Obligations" is defined in Section 2.2.

        "Secured Party" means, as the context may require, any and all of the Administrative Agent, the Collateral Agent, any Secured Hedge Counterparty, the Letter of Credit Issuer, and any Lender, and each of their respective successors, transferees and assigns.

        "Securities Act" is defined in Section 6.2.

        "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

        SECTION 1.2    Credit Agreement Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

        SECTION 1.3    U.C.C. Definitions.    Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

        SECTION 2.1    Grant of Security Interest.    The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Pledgor's right, title and interest, whether now owned or hereafter arising or acquired, in and to the following property (the "Collateral"): (a) all Pledged Notes; (b) all other Pledged Notes issued from time to time; (c) all Pledged Interests; (d) all other Pledged Interests issued from time to time; (e) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Pledge Agreement, including, without limitation, all rights in any organic documents of the Pledged Interests Issuers (including, without limitation, any voting and management rights arising thereunder or at law), all rights to profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Pledged Interests Issuers (including upon dissolution) in respect of all stock, membership or other equity interests now owned or hereafter acquired by the Pledgor in the Pledged Interests Issuers and in respect of the Pledgor's accounts, general intangibles and other rights to payment or reimbursement now existing or hereafter acquired from the Pledged Interests Issuers existing or arising from loans, advances or other extensions of credit or services rendered by the Pledgor to or for the account of the Pledged Interests Issuers; (f) all Distributions, interest, and other payments and rights with respect to any Pledged Property; and (g) all proceeds of any of the foregoing.

        SECTION 2.2    Security for Obligations.    This Pledge Agreement secures the indefeasible payment and performance in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, [the Guaranty,]3 the Secured Hedge Agreements and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of any Borrower or any other Loan Party to any Secured Party pursuant to any of the Transaction Documents, now or hereafter

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owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, regardless of how evidenced or arising, including, without limitation, all Hedging Obligations arising under any Hedge Agreement between any Borrower and any Affiliate of any Borrower, on the one hand, and any Secured Hedged Counterparty, on the other hand, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (all such Obligations and such other obligations of the Borrowers being collectively referred to as the "Secured Obligations").

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Use for Pledge by Chemical Pioneer and any other Pledgor that delivers a Guaranty.

        SECTION 2.3    Delivery of Pledged Property.

        (a)   All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

        (b)   To the extent any of the Collateral constitutes a "certificated security" (as defined in Section 8-102(a)(4) of the U.C.C.), an "uncertificated security" (as defined in Section 8-102(a)(18) of the U.C.C.) or a "security entitlement" (as defined in Section 8-102(a)(17) of the U.C.C.), the Pledgor shall cause the issuer thereof or the securities intermediary thereof to take all actions necessary or as requested by the Collateral Agent to grant "control" (as defined in Section 8-106 of the U.C.C.) of such Collateral to the Collateral Agent over such Collateral.

        SECTION 2.4    Distributions on Pledged Interests.    In the event that any Distribution is to be paid on any Pledged Interests at a time when no Event of Default has occurred and is continuing, such Distribution or payment may be paid directly to the Pledgor. If any such Event of Default has occurred and is continuing, then any such Distribution or payment shall be paid directly to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties; provided that the Collateral Agent shall release upon request by MLP any Distribution paid directly to the Collateral Agent pursuant hereto that is required by the MLP to permit the MLP to make (and solely for the purpose of making) Distributions to the MLP's unitholders to the extent such Distributions are permitted to be made by the MLP on the date of such release pursuant to Section 7.2.6(b) of the Credit Agreement.

        SECTION 2.5    Continuing Security Interest.    This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties to the Borrowers under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination or expiration of all Letters of Credit; (b) be binding upon the Pledgor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Hedge Counterparty may assign or otherwise transfer (in whole or in part) its interest pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document including any Secured Hedge Agreement (including this Pledge Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX of the Credit Agreement. Upon the indefeasible payment in full of all Secured Obligations and the termination or expiration of all Commitments and any other commitments of any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge

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Agreements and the termination or expiration of all Letters of Credit, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such payment and termination or expiration, the Collateral Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Interests and all Pledged Notes, together with all other Collateral held by the Collateral Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

        SECTION 2.6    Security Interest Absolute.    All rights of the Collateral Agent and the other Secured Parties and the security interests granted to the Collateral Agent and the other Secured Parties hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Transaction Document; (b) the failure of any Secured Party or any other holder of any Note, (i) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Person under the provisions of the Credit Agreement, any other Transaction Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Transaction Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Loan Party, any surety or any guarantor.

        SECTION 2.7    Waiver of Subrogation.    Until one year and one day after the indefeasible payment in full of all Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination or expiration of all Letters of Credit, the Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Loan Document or Secured Hedge Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against any Borrower or any other Loan Party or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full in cash and all Commitments and all other commitments by any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, have not expired or terminated and all Letters of Credit have not expired or terminated, then such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Collateral Agent (on behalf of the Secured Parties), and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive

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direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        SECTION 3.1    Warranties, etc.    The Pledgor represents and warrants unto each Secured Party, as of the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Interests and each pledge and delivery of Pledged Notes) by the Pledgor to the Collateral Agent of any Collateral, as set forth in this Article III.

        SECTION 3.2    Ownership, No Liens, etc.    The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Collateral Agent and except as permitted by the Credit Agreement.

        SECTION 3.3    Valid Security Interest.    The delivery of the Collateral to the Collateral Agent is effective to create a valid, perfected security interest in the Collateral and subject to the limitations contained in Section 9-315 of the UCC, all proceeds thereof and securing the Secured Obligations and such security interest shall be a first priority security interest in the Collateral. No filing or other action will be necessary to perfect or protect such security interest. The Pledgor owns no real property.

        SECTION 3.4    As to Pledged Interests.    The Pledged Interests constitute one hundred percent (100%) of the Pledgor's interest in the Pledged Interests Issuer and one hundred percent (100%) of the total membership and/or other equity interests in the Pledged Interests Issuer. After giving effect to the consummations of the transactions contemplated by the Contribution Agreement, the Pledgor has no Subsidiaries other than the Pledged Interests Issuers. The Pledged Interests are duly registered in the permanent ownership records of the Pledged Interests Issuer maintained in the principal office of such issuer. Such registration continues valid and genuine and has not been altered. All Pledged Interests have been duly authorized and validly issued and registered, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which the Pledgor or any Pledged Interest Issuer is bound. All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of Collateral have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or capital of any Pledged Interests. The Pledgor has no outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire any member interests or other equity interests of any Pledged Interests Issuer. All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the organic documents of the Pledgor or the Pledged Interests Issuers have been complied with on or prior to the execution and delivery of this Pledge Agreement.

        SECTION 3.5    As to Pledged Notes.    Each Pledged Note has been duly authorized, executed, endorsed, issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity, and is not in default.

        SECTION 3.6    Authorization, Approval, etc.    No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor; or (b) for the perfection of or for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement, or for the remedies in respect of the Collateral pursuant to this Pledge Agreement, except

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as may be required in connection with a disposition of such Pledged Interests by laws and regulations affecting the offering and sale of securities generally.

        SECTION 3.7    Delivery of Certificates.    All membership or other equity interests in each Pledged Interests Issuer that are represented by certificates have been delivered to the Collateral Agent, together with transfer documents as required in this Pledge Agreement, and the Pledgor hereby covenants and agrees that any certificates or instruments evidencing any membership or other equity interests in each Pledged Interests Issuer hereafter received by the Pledgor will be held in trust for the Collateral Agent and promptly delivered to the Collateral Agent.

        SECTION 3.8    State of Organization, Formation or Incorporation; Location, Name.    (a) The first paragraph of this Pledge Agreement lists the true legal name of the Pledgor as registered in the jurisdiction in which the Pledgor is formed, (b) the Pledgor's state of formation, its identification number as designated by the state of its formation, and its place(s) of business (or, if it has more than one place of business, its chief executive office) are as set forth on Attachment 2 hereto, (c) the Pledgor's location within the meaning of Section 9-307 of the U.C.C. is the State of Delaware and (d) the Pledgor is not now and has not been known by any trade name.

ARTICLE IV
COVENANTS

        SECTION 4.1    Certain Covenants.    The Pledgor hereby covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Secured Party shall have any outstanding Commitment or any other commitment to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, or any Letter of Credit shall remain outstanding, the Pledgor will perform the obligations set forth in this Article IV.

        SECTION 4.2    Protect Collateral; Further Assurances, etc.    Except as permitted by Sections 7.2.10 and 7.2.11 of the Credit Agreement, the Pledgor will not sell, assign (by operation of law or otherwise), transfer, pledge, or encumber in any other manner or otherwise dispose of the Collateral. The Pledgor will warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the reasonable expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Pledgor agrees that without the prior written consent of the Collateral Agent, in its sole and absolute discretion, it will not permit the Pledged Interests Issuer, or vote its interest in the Pledged Interests in a way that allows any Pledged Interests Issuer, except as permitted by Section 4.7(a), to make any amendments to the articles of organization or operating agreement, limited liability company agreement or other organic agreement of any Pledged Interests Issuer. The Pledgor agrees that, upon the acquisition after the date hereof by the Pledgor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, the Pledgor will take such actions with respect to such Collateral or any part thereof as required by the Loan Documents.

        SECTION 4.3    Certificates, etc.

          (a)   The Pledgor agrees that all certificates or other instruments evidencing Pledged Interests delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank transfer powers, in substantially the form attached hereto as Attachment 3, or other equivalent instruments of transfer acceptable to the Collateral Agent acting reasonably. The Pledgor will, from time to time upon the reasonable request of the Collateral Agent, promptly

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  deliver to the Collateral Agent duly executed undated blank transfer powers in substantially the form attached hereto as Attachment 3, instruments, and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Default or Event of Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Collateral Agent.

          (b)   The Pledgor agrees that (i) the Collateral Agent may notify any Pledged Interests Issuer of the existence of this Pledge Agreement by having such Pledged Interests Issuer acknowledge the Notice of Pledge Agreement attached hereto as Attachment 4 immediately after the execution and delivery of this Pledge Agreement and (ii) it will keep, at its address so indicated below its signature hereto, all of its records concerning the Collateral, which records will be of such character as will enable the Collateral Agent or its designees to determine at any time the status thereof.

        SECTION 4.4    Continuous Pledge.    Subject to Section 2.4, the Pledgor will, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Interests and all other Collateral, all Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Collateral Agent and except as permitted by the Credit Agreement.

        SECTION 4.5    Voting Rights; Distributions, Irrevocable Proxy, etc.    The Pledgor agrees:

          (a)   if any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor upon the request of the Collateral Agent, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with Section 6.4; provided that the Collateral Agent shall release upon request by MLP any Distribution paid directly to the Collateral Agent pursuant hereto that is required by MLP to permit MLP to make (and solely for the purpose of making) Distributions to the MLP's unitholders to the extent such Distributions are permitted to be made by the MLP on the date of such release pursuant to Section 7.2.6(b) of the Credit Agreement; and

          (b)   if any Event of Default shall have occurred and be continuing and the Collateral Agent has notified the Pledgor of the Collateral Agent's intention to exercise its voting power under this Section 4.5, (i) the Collateral Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of capital stock constituting Collateral, AND THE PLEDGOR HEREBY GRANTS THE COLLATERAL AGENT AN IRREVOCABLE PROXY, EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED INTERESTS AND SUCH OTHER COLLATERAL, WITH SUCH PROXY TO REMAIN VALID UNTIL THE INDEFEASIBLE PAYMENT IN FULL OF ALL SECURED OBLIGATIONS, THE TERMINATION OR EXPIRATION OF ALL COMMITMENTS AND THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT, and (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power and other incidental rights.

        All Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Pledgor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of

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Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in Section 4.5(b), the Pledgor shall have the exclusive right to vote and exercise all other incidental rights of ownership with respect to all of the Pledged Interests, and the Collateral Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise such voting power and incidental rights; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would cause a Default or an Event of Default, impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

        SECTION 4.6    Status of Pledged Interests.    The registration of the Pledged Interests on the permanent ownership records of the Pledged Interests Issuers shall at all times be valid and genuine and shall not be altered. The Pledged Interests at all times shall be duly authorized, validly registered, fully paid, and non-assessable, and shall not be registered in violation of the organic documents of the Pledgor or the preemptive rights of any Person, if any, or of any agreement by which Pledgor or any Pledged Interests Issuer is bound.

        SECTION 4.7    Additional Undertakings.    The Pledgor will not, without the prior written consent of the Collateral Agent:

          (a)   enter into any agreement amending, supplementing, or waiving any provision of any Pledged Interests or Pledged Notes (including any Organic Document or regulations to which such Pledged Interests relate or the underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof, provided that the foregoing shall not be deemed to prohibit any amendment to an Organic Document which would not result in impairment of any Collateral or which would not have a Material Adverse Effect;

          (b)   take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of any Borrower in respect of any Pledged Interests constituting Collateral or of the maker of any Pledged Note or other instrument constituting Collateral;

          (c)   cause or permit any change to be made in its name, identity, corporate structure or state of incorporation or formation, or any change to be made to a jurisdiction other than as represented in (i) the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of its place of business (or, if it has more than one place of business, its chief executive office), unless Pledgor shall have notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action, if any, reasonably required by the Collateral Agent for the purpose of further perfecting or protecting the security interest in favor of the Collateral Agent in the Collateral;

          (d)   permit the issuance of (i) any additional membership or other equity interests or units of any class of member interests or units of any Pledged Interests Issuer (unless immediately upon such issuance the same are pledged and delivered to the Collateral Agent pursuant to the terms hereof), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any membership or other equity interests or units of any Pledged Interests Issuer (unless immediately upon such issuance the same are pledged and delivered to the Collateral Agent pursuant to the terms hereof), or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such interests or units; or

          (e)   enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Interests, except as contained in the

9

  Organic Documents in effect as of the date hereof and restrictions on transfers imposed by Federal and state securities laws;

provided, however, to the extent that the same is undertaken in connection with the conversion of USCS Chemical Pioneer LLC to a corporation (the "Conversion") or a merger of USS Chartering LLC and USCS Charleston Chartering LLC (the "Merger"), as permitted under and in accordance with the terms of Section 7.2.10 of the Credit Agreement, the Pledgor may take the actions described in clauses (a), (b), (c) (subject to the notice requirement thereof), (d) and (e) above without the prior written consent of the Collateral Agent so long as: (i) within 30 days following the Conversion or Merger, Pledgor delivers to the Collateral Agent all Organic Documents of the surviving entity following the consummation of the Conversion or Merger; (ii) contemporaneously with the Conversion or Merger, Pledgor pledges and delivers to the Collateral Agent any and all stock or membership or other equity interests of any class of stock or member interests or units issued to the Pledgor by the surviving entity following the consummation of the Conversion or Merger; (iii) Pledgor takes all actions necessary, or as reasonably requested, by the Collateral Agent, in order to perfect, or maintain perfection of, or protect the security interest in favor of the Collateral Agent in the Collateral, including without limitation, the filing of U.C.C. financing statements or continuations or amendments thereto; and (iv) the consummation of the Conversion or Merger would not impair the Collateral Agent's rights in the Collateral.

The Pledgor shall provide, or cause the relevant Pledged Interests Issuer to provide, the Collateral Agent with a copy of any amendment or supplement to, or modification or waiver of, any term or provision of any of the by-laws and other Organic Documents of the Pledged Interests Issuers, provided that the Pledgor shall not enter into any such amendment, supplement, modification or waiver other than any amendment, modification, supplement, or waiver which would not result in impairment of any Collateral or which would not have a Material Adverse Effect without the prior written consent of the Collateral Agent.

        SECTION 4.8    Filings.    The Pledgor hereby authorizes the Collateral Agent to file U.C.C. financing statements, continuations and amendments with respect to the Collateral describing the collateral property as "all personal property" or words of similar import, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).

ARTICLE V
THE COLLATERAL AGENT

        SECTION 5.1    Collateral Agent Appointed Attorney-in-Fact.    The Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent acting reasonably may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which the Collateral Agent acting reasonably may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Pledgor hereunder (including all obligations of the Pledgor under Section 4.7). The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

10

        SECTION 5.2    Collateral Agent May Perform.    If the Pledgor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.5, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

        SECTION 5.3    Collateral Agent Has No Duty.    The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the exercise of reasonable care over any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

        SECTION 5.4    Reasonable Care.    The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuation of any Default or Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

        SECTION 5.5    Collateral Agent.    Notwithstanding any right, power or remedy granted to the Collateral Agent herein, or at law, in equity, admiralty or otherwise, the Collateral Agent will not take any action that causes a violation of Section 2 or Section 9 of the Shipping Act of 1916, as amended (the "Shipping Act"). The Collateral Agent represents and warrants unto each Secured Party that as of the date hereof it is a United States Citizen within the meaning of Section 2 of the Shipping Act. The Collateral Agent agrees that if to the actual knowledge of its officers directly involved in the transactions the subject of this Agreement the Collateral Agent is not or ceases to be a United States citizen within the meaning of Section 2 of the Shipping Act, it will resign as Collateral Agent in accordance with the provisions of the Loan Documents.

ARTICLE VI
REMEDIES

        SECTION 6.1    Certain Remedies.    If any Event of Default shall have occurred and be continuing:

          (a)   The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below or, as required to be provided by the U.C.C., sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the

11

  time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)   The Collateral Agent may (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral, (v) take control of any proceeds of the Collateral, and (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

        SECTION 6.2    Securities Laws.    (a) If the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, then the Pledgor agrees that, upon the reasonable request of the Collateral Agent, the Pledgor will, at its own expense:

            (i)    execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the members, partners and shareholders thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent (acting reasonably), prudent to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent (acting reasonably), are necessary or prudent, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; and

            (ii)   use its commercially reasonable best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Agent;

          (b)   cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (c)   do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or any Secured Party by reason of the failure by the Pledgor to perform any of the covenants contained in this Section 6.2 and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, then it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by an independent appraiser reasonably acceptable to the Pledgor and the Administrative Agent) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

        SECTION 6.3    Compliance with Restrictions.    The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective

12

bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

        SECTION 6.4    Application of Proceeds.    All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to the Credit Agreement or Section 6.5 hereof) in whole or in part by the Collateral Agent, for its benefit and the ratable benefit of the Secured Parties, against all or any part of the Secured Obligations in the following order:

            (i)    first: to the payment and satisfaction of all costs and expenses including, without limitation, attorneys' fees, incurred by the Collateral Agent and by the Administrative Agent in the enforcement and administration of this Pledge Agreement and of any of the other Transaction Documents;

            (ii)   second: to the payment and satisfaction of all the other Secured Obligations consisting of costs, expenses, interest or fees on a pro rata basis; and

            (iii)  third: to the payment and satisfaction of all other Secured Obligations on a pro rata basis.

Any surplus of such cash or cash proceeds held by the Collateral Agent remaining after payment in full of all of the Secured Obligations, and the termination or expiration of all Commitments and all other commitments of any Secured Party to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, and the termination or expiration of all Letters of Credit, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 6.5    Expenses.    Upon demand, the Pledgor will pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent and any local counsel may incur in connection herewith, including, without limitation, (i) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document; (ii) the custody, preservation, use, or operation of, or sale of, collection from, or other realization upon, any of the Collateral; (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any of the other Secured Party hereunder; or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

        SECTION 6.6    Warranties.    In any sale conducted pursuant hereto, the Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Agent may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII
MISCELLANEOUS PROVISIONS

        SECTION 7.1    Loan Document.    This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

        SECTION 7.2    Amendments, etc.    No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless

13

the same shall be in writing and signed by the Collateral Agent (with the consent of the requisite Lenders prior to the payment in full of the Credit Extensions and the termination or expiration of the Commitments and the Letters of Credit and thereafter with the consent of all the Secured Hedge Counterparties), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

        SECTION 7.3    Notices.    All notices and other communications provided to any party hereto under this Pledge Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth in the Credit Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties hereto. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted, with receipt electronically confirmed.

        SECTION 7.4    Headings.    The various headings of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provisions hereof.

        SECTION 7.5    Severability.    Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pledge Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 7.6    Execution in Counterparts, Effectiveness, etc.    This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Pledgor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Pledge Agreement shall become effective when counterparts hereof executed on behalf of the Pledgor and the Collateral Agent shall have been received by the Collateral Agent.

        SECTION 7.7    Collateral Agent; Exculpation.    By accepting the benefits of this Pledge Agreement, each Secured Party hereby appoints KeyBank National Association as its collateral agent under and for purposes of this Pledge Agreement. Each Secured Party authorizes KeyBank National Association to act on behalf of such Secured Party under this Pledge Agreement, to exercise such powers hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof, together with such powers as may be reasonably incidental thereto. Without limiting the provisions of the Credit Agreement, neither the Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to any Secured Party (and each Secured Party will hold the Collateral Agent harmless) for any action taken or omitted to be taken by it under this Pledge Agreement, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Pledge Agreement, or for the creation, perfection or priority of any Liens purported to be created by this Pledge Agreement, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Pledgor of its obligations hereunder.

        SECTION 7.8    Binding on Successors, Transferees and Assigns; Assignment.    In addition to, and not in limitation of, but subject to the provisions of, Section 2.5, this Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.5); provided, however, that the Pledgor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

14

        SECTION 7.9    GOVERNING LAW.    THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Pledge Agreement, the Notes and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION 7.10    FORUM SELECTION AND CONSENT TO JURISDICTION.    ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT OR THE PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

        SECTION 7.11    WAIVER OF JURY TRIAL.    EACH SECURED PARTY BY ACCEPTING THE BENEFITS OF THIS PLEDGE AGREEMENT AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE PLEDGOR. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS

15

PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS PLEDGE AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT.

        SECTION 7.12    NO ORAL AGREEMENTS.    THIS WRITTEN PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        SECTION 7.13    Filing as a Financing Statement.    At the option of the Collateral Agent, this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement or of any U.C.C. financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a U.C.C. financing statement and may be filed as such without the signature of the Pledgor where and to the full extent permitted by applicable law.

        [SIGNATURES BEGIN ON FOLLOWING PAGE]

16

        IN WITNESS WHEREOF, each of the parties hereto have caused this Pledge Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

PLEDGOR:
[U.S. SHIPPING PARTNERS L.P.]
[U.S. SHIPPING OPERATING LLC]
[USCS CHEMICAL PIONEER LLC]
By:

Name: Title:
399 Thornall Street Edison, NJ 08837

S-1

COLLATERAL AGENT: KEYBANK NATIONAL ASSOCIATION
By:
Name: Title:

S-2

EXHIBIT A

PROMISSORY NOTE

$	, 2004

        FOR VALUE RECEIVED, the undersigned,                        , a                        (the "Maker"), promises to pay to the order of                        , a                         (the "Payee"), [in equal            installments, commencing                        , 20    to and including                         , 20    ,] the principal sum of                        UNITED STATES DOLLARS (U.S.$                        ), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

        The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to                        , which the Maker represents to be a lawful and commercially reasonable rate, payable                        , and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at                        and shall be recorded on the grid attached hereto by the holder hereof (including the Collateral Agent as pledgee). Upon notice from the Collateral Agent (hereinafter defined) that a Default (as defined in the Credit Agreement, hereinafter defined) or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Collateral Agent shall direct in such notice.

        This Note is one of the Pledged Notes referred to in, and evidences Indebtedness incurred pursuant to Section 7.2.2 of the Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce, as letter of credit issuer and as administrative agent for the Lenders, and KeyBank National Association, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement). Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Collateral Agent to the Maker, the Collateral Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Collateral Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

        In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Collateral Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW

Exhibit A-1

PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

        THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

[Name of Maker]
By:

Name: Title:
Pay to the order of KeyBank National Association
By:

Name: Title:

Exhibit A-2

GRID

        Intercompany Loans made by                        to            and payments of principal of such Loans.

Date	Amount of Intercompany Loan	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

Exhibit A-3

Attachment 1
to
Pledge Agreement

ITEM A.    PLEDGED NOTES

Pledged Note Issuer Description

[None.]

ITEM B.    PLEDGED INTERESTS

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged
[U.S. Shipping Operating LLC][4]	[100 membership units]		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of U.S. Shipping Operating LLC
[USCS Chemical Chartering LLC][5]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Chemical Chartering LLC
[USS Chartering LLC][6]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USS Chartering LLC
[ITB Baltimore LLC][7]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Baltimore LLC
[ITB Groton LLC][8]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Groton LLC

Attachment 1-1

[ITB Jacksonville LLC][9]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Jacksonville LLC
[ITB Mobile LLC][10]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Mobile LLC
[ITB New York LLC][11]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB New York LLC
[ITB Philadelphia LLC][12]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Philadelphia LLC
[USCS ATB LLC][13]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS ATB LLC
[USCS Charleston Chartering LLC][14]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Charleston Chartering LLC
[USCS Chemical Pioneer LLC][15]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Chemical Pioneer LLC

Attachment 1-2

[USCS Charleston LLC][16]	100 membership units	100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Charleston LLC

4
For Pledge by U.S. Shipping Partners L.P.

5
For Pledge by USCS Chemical Pioneer LLC.

6
For Pledge by U.S. Shipping Operating LLC.

7
For Pledge by U.S. Shipping Operating LLC.

8
For Pledge by U.S. Shipping Operating LLC.

9
For Pledge by U.S. Shipping Operating LLC.

10
For Pledge by U.S. Shipping Operating LLC.

11
For Pledge by U.S. Shipping Operating LLC.

12
For Pledge by U.S. Shipping Operating LLC.

13
For Pledge by U.S. Shipping Operating LLC.

14
For Pledge by U.S. Shipping Operating LLC.

15
For Pledge by U.S. Shipping Operating LLC.

16
For Pledge by U.S. Shipping Operating LLC.

Attachment 1-3

Attachment 2
to
Pledge Agreement

State of Organization, Formation or Incorporation, Etc.

PLEDGOR: [U.S. SHIPPING PARTNERS L.P. LLC] [U.S. SHIPPING OPERATING LLC] [UNITED STATES CHEMICAL SHIPPING LLC]

STATE OF FORMATION: Delaware

STATE IDENTIFICATION NUMBER: [                        ]

CHIEF EXECUTIVE OFFICE: 399 Thornall Street, Edison, NJ 08837

TRADE NAMES: None

Attachment 2-1

Attachment 3
to
Pledge Agreement

FORM OF TRANSFER POWER

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                         (                        ) [membership interests] [stock] in [                        ], a Delaware [limited liability company] [corporation] (the "Issuer"), represented by the attached Certificate No.                        herewith and do hereby irrevocably constitute and appoint                        as attorney to transfer the said [membership interests] [stock] on the books of the Issuer with full power of substitution in the premises.

DATED:
By:

Name: Title:
IN PRESENCE OF:

Attachment 3-1

Attachment 4
to
Pledge Agreement

FORM OF NOTICE OF PLEDGE AGREEMENT

TO:
[U.S. Shipping Operating LLC]
[USCS Chemical Chartering LLC]
[USS Chartering LLC]
[ITB Baltimore LLC]
[ITB Groton LLC]
[ITB Jacksonville LLC]
[ITB Mobile LLC]
[ITB New York LLC]
[ITB Philadelphia LLC]
[USCS ATB LLC]
[USCS Charleston Chartering LLC]
[USCS Chemical Pioneer LLC]
[USCS Charleston LLC]

        Notice is hereby given that, pursuant to a Pledge Agreement, dated as of November    , 2004 (the "Pledge Agreement"), between [U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership] [U.S. SHIPPING OPERATING LLC] [USCS CHEMICAL PIONEER LLC], a Delaware limited liability company (the "Pledgor"), in favor of KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Pledge Agreement), the Pledgor has pledged and assigned to the Collateral Agent, and granted to the Collateral Agent a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, in, to and under that certain                         , dated as of                        ,        [(the "Operating Agreement")] [(the "By-Laws")], of                        , a Delaware [limited liability company] [corporation] (the "Pledged Interests Issuer"), including, without limitation:

    The Pledgor's rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Pledged Interests Issuer (including, without limitation, specific properties of the Pledged Interests Issuer upon dissolution and otherwise), in respect of any and all of the following:

            (1)   All [membership] [stock] and other equity interests now owned or hereafter acquired by the Pledgor in the Pledged Interests Issuer as a result of exchange offers, direct investments or contributions or otherwise;

            (2)   The Pledgor's accounts, general intangibles and other rights to payment or reimbursement, now existing or hereafter arising or acquired, from the Pledged Interests Issuer, existing or arising from loans, advances or other extensions of credit by the Pledgor from time to time to or for the account of the Pledged Interests Issuer, or from services rendered by the Pledgor from time to time to or for the account of the Pledged Interests Issuer; and

            (3)   The proceeds of and from any and all of the foregoing.

        Pursuant to and subject to the terms of the Pledge Agreement, the Pledged Interests Issuer is hereby authorized and directed to (a) register the Pledgor's pledge to the Collateral Agent of the

Attachment 4-1

Pledgor's [membership] [stock] and other equity interests on the Pledged Interests Issuer's books, (b) to make direct payment to the Collateral Agent of any amounts due or to become due the Pledgor under the [Operating Agreement] [By-Laws], if so notified by the Collateral Agent, and (c) permit the Collateral Agent to exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to such [membership] [stock] or other equity interests in accordance with the terms of the Pledge Agreement.

Attachment 4-2

        The Collateral Agent hereby requests the Pledged Interests Issuer to indicate the Pledged Interests Issuer's acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof and returning the same to the Collateral Agent.

Dated: , 2004	KEYBANK NATIONAL ASSOCIATION
By:

Name:
Title:
Address:

Attention:
Telephone:
Facsimile:
with a copy to:
Attention:
Telephone:
Facsimile:

Attachment 4-3

ACKNOWLEDGMENT

        [NAME OF PLEDGED INTERESTS ISSUER], a Delaware [limited liability company] [corporation] (the "Pledged Interests Issuer"), hereby (a) acknowledges and consents to the assignment by [U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership] [U.S. SHIPPING OPERATING LLC] [USCS CHEMICAL PIONEER LLC], a Delaware limited liability company (the "Pledgor"), of its right, title and interest in, to and under that certain                        , dated as of                        ,            (the "Operating Agreement"), of the Pledged Interests Issuer pursuant to the terms of the Pledge Agreement, dated as of November    , 2004 (the "Pledge Agreement"), made by the Pledgor for KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Pledge Agreement), (b) confirms that the Pledged Interests Issuer has reviewed the Pledge Agreement and this notice of assignment, (c) has registered the Pledgor's pledge to the Collateral Agent of the Pledgor's [membership interests] [stock] on the Pledged Interests Issuer's books, (d) upon notice from the Collateral Agent, the Pledged Interests Issuer agrees to make direct payment to the Collateral Agent of any amounts due or to become due the Pledgor under the [Operating Agreement] [By-Laws], (e) agrees to recognize the Collateral Agent (to the exclusion of the Pledgor) as the sole Person entitled to exercise the voting power and all other incidental rights of ownership with respect to such [membership] [stock] or other equity interests in accordance with the terms of the Pledge Agreement, and (f) agrees to comply with instructions provided by the Collateral Agent without further consent by the Pledgor.

Dated:                        , 2004

[NAME OF PLEDGED INTERESTS ISSUER]
By:

Name:
Title:
Address:
Attention:
Telephone:
Telecopy:	]

Attachment 4-4

EXHIBIT I-1

FORM OF SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of November    , 2004, made by [U.S. SHIPPING PARTNERS L.P.] [U.S. SHIPPING OPERATING LLC] [USCS CHARLESTON CHARTERING LLC], a Delaware limited [partner] [liability company] (the "Grantor"), and KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary, as defined in the U.C.C. (as defined below), and together with its successors and assigns in such capacities, the "Collateral Agent") under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

        WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of November     , 2004 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), by and among [Grantor,]1 [U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC,] ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston LLC, USCS ATB LLC and [USCS Charleston Chartering LLC]2, each a Delaware limited liability company (each of the foregoing entities individually a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the "Letter of Credit Issuer") and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and the Collateral Agent, the Lenders and the Letter of Credit Issuer have extended Commitments to make Credit Extensions to the Borrowers;

1
Use only if Grantor is a Borrower.

2
Use appropriate combination of entities.

        WHEREAS, the Borrowers have entered into or may enter into certain Hedge Agreements with Secured Hedge Counterparties, pursuant to the terms of the Credit Agreement;

        [WHEREAS, the Grantor is a wholly-owned [direct] [indirect] subsidiary of MLP;]3

3
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

        [WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered that certain Guaranty (the "Guaranty") dated as of even date herewith in favor of the Collateral Agent;]4

4
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

        WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement, and to the extension of financial accommodations under the Hedge Agreements referred to above, the Grantor is required to execute and deliver this Security Agreement;

        WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

Exhibit I-1-1

        WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Secured Hedge Agreements.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans (including the initial Loans) to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Grantor hereby agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

        SECTION 1.1    Certain Terms.    The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "Administrative Agent" is defined in the first recital.

        "Borrower" and "Borrowers" are defined in the first recital.

        "Collateral" is defined in Section 2.1.

        "Collateral Account" is defined in Section 4.1.2(b).

        "Collateral Agent" is defined in the preamble.

        "Computer Hardware and Software Collateral" means: (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, in each case, whether now owned or leased or hereafter acquired by the Grantor; (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on any of the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (d) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

        "Copyright Collateral" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights registered in the United States Library of Congress or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

Exhibit I-1-2

        "Credit Agreement" is defined in the first recital.

        "Equipment" is defined in clause (a) of Section 2.1.

        "Grantor" is defined in the preamble.

        ["Guaranty" is defined in the fourth recital.]5

5
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

        "Indemnified Parties" is defined in Section 6.2(a).

        "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

        "Inventory" is defined in clause (b) of Section 2.1.

        "Lenders" is defined in the first recital.

        "Letter of Credit Issuer" is defined in the first recital.

        "Patent Collateral" means: (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world, in each case, of the Grantor; (b) all patent licenses of the Grantor; (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b); and (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license, and all rights corresponding thereto throughout the world.

        "Receivables" is defined in clause (c) of Section 2.1.

        "Related Contracts" is defined in clause (c) of Section 2.1.

        "Secured Hedge Agreements" means each Hedge Agreement entered into by a Borrower and a Secured Hedge Counterparty.

        "Secured Obligations" is defined in Section 2.2.

        "Secured Party" means, as the context may require, any and all of the Administrative Agent, the Collateral Agent, any Secured Hedge Counterparty, the Letter of Credit Issuer and any Lender, and each of their respective successors, transferees and assigns.

        "Security Agreement" is defined in the preamble.

        "Trade Secrets Collateral" means common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively referred to as a "Trade Secret"), whether or not any Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to any Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any Trade Secret license.

        "Trademark Collateral" means: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature, in each case, of the Grantor (all

Exhibit I-1-3

of the foregoing items in this clause (a) being collectively referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country; (b) all Trademark licenses of the Grantor; (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b); (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

        "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

        SECTION 1.2    Credit Agreement Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

        SECTION 1.3    U.C.C. Definitions.    Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
SECURITY INTEREST

        SECTION 2.1    Grant of Security.    The Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (the "Collateral"):

          (a)   all equipment in all of its forms of the Grantor, wherever located (including, without limitation, all equipment, instruments, devices and machinery located on or associated with or used in connection with the Vessels), and all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefore (any and all of the foregoing being referred to as the "Equipment");

          (b)   all inventory in all of its forms of the Grantor, wherever located (including, without limitation, all items used in connection with the Vessels constituting inventory and all food products, restaurant dinnerware and tableware, kitchen supplies and utensils, restaurant supplies, and all raw materials and materials used or consumed in the operation or maintenance of the Vessels, including fuel and oil used therefore), including (i) all oil, gas, fuel, and other hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefore, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefore (any and all such inventory, materials, goods, accessions, products and documents being referred to as the "Inventory");

Exhibit I-1-4

          (c)   all accounts, money, payment intangibles, deposit accounts, bank accounts, securities accounts (including, without limitation, the Collateral Accounts and the Restricted Loss Proceeds Account (as defined in the Cash Collateral Control Agreement) and all amounts on deposit therein and all Cash Equivalent Investments carried therein and all proceeds thereof), contracts, each Charter and each other Transaction Document to which it is a party), contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles of the Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, bank accounts, securities accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights, investment property and general intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles being referred to as the "Receivables", and any and all such security agreements, guaranties, leases, agreements and other contracts being referred to as the "Related Contracts"); provided that a Related Contract that by its terms requires consent of the other parties thereto to the mortgage, pledge, assignment or grant of security interest contained herein with respect to such Related Contract is expressly excepted and excluded from such mortgage, pledge, assignment or grant of security interest to the extent such mortgage, pledge, assignment or security interest would be prohibited thereby, provided further however that such exception and exclusion will not affect or limit in any way the grant of a mortgage, pledge, assignment and/or security interest in and to the proceeds thereof and such exception and exclusion are only to the extent that (i) such consent has not been obtained, (ii) such consent is not rendered ineffective by Section 9-408 of the UCC or any other similar statute, and (iii) such consent requirement is otherwise enforceable under applicable law (it being understood that nothing herein contained shall be deemed a waiver of the provisions of Section 9-408 of the UCC or any other similar statute);

          (d)   all Intellectual Property Collateral of the Grantor;

          (e)   all books, correspondence, credit files, records, invoices, tapes, cards, computer runs, writings, data bases, information, paper and documents and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

          (f)    all governmental approvals, including any permits, to the extent a security interest may be granted therein; provided that any governmental approval that by its terms or by operation of law would be void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder is expressly excepted and excluded from the terms of this Security Agreement, including the grant of security interest in this Section 2.1;

          (g)   all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect the Grantor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect the Grantor against fluctuations in commodity prices (including, without limitation, any Hedge Agreement);

          (h)   to the extent not included in the foregoing, all bank accounts and supporting obligations, and all boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle,

Exhibit I-1-5

  capstans, outfit, tools, pumps and pumping equipment, drills, apparel, furniture, fittings, equipment, drilling equipment, spare parts, and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, and also any and all additions, improvements, renewals and replacements hereafter made in or to any Purchased Asset or any part thereof, including all items and appurtenances aforesaid;

          (i)    all of the Grantor's other property and rights of every kind and description and interests therein, including, without limitation, all other "Accounts", "Certificated Securities", "Chattel Paper", "Commercial Tort Claims", "Commodity Accounts", "Commodity Contracts", "Deposit Accounts", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letters of Credit", "Letter-of-Credit Rights", "Money", "Proceeds", "Securities", "Securities Account", "Security Entitlements" and "Uncertificated Securities" as such terms are defined in the U.C.C.; and

          (j)    all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f), (g), (h) and (i) of this Section 2.1, proceeds of insurance, and proceeds deposited from time to time in any Collateral Account or lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

        SECTION 2.2    Security for Obligations.    This Security Agreement secures the indefeasible payment and performance in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, [the Guaranty,]6 the Secured Hedge Agreements and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of the Borrowers and each other Loan Party to any Secured Party pursuant to any of the Transaction Documents, now or hereafter owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, regardless of how evidenced or arising, including, without limitation, all Hedging Obligations arising under any Secured Hedge Agreement, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (all such Obligations and such other obligations of the Borrowers and each other Loan Party being referred to as the "Secured Obligations").

6
Use if Grantor is not a Borrower.

        SECTION 2.3    Continuing Security Interest.    This Security Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties to any Borrower pursuant to any Loan Document, including, without limitation, any Secured Hedge Agreement, and the termination or expiration of all Letters of Credit; (b) be binding upon the Grantor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer (in whole or in part) any Note, any Loan or any Commitment held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Party may assign or otherwise transfer (in whole or in part) its rights and obligations pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document or Secured Hedge Agreement (including this Security Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1

Exhibit I-1-6

and Article IX of the Credit Agreement. Upon the indefeasible payment in full of all Secured Obligations and the termination or expiration of all Commitments and any other commitments of any Secured Party to the Borrowers under all Loan Documents, including, without limitation, all Secured Hedge Agreements, and the termination or expiration of all Letters of Credit, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such payment and termination or expiration, the Collateral Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

        SECTION 2.4    Grantor Remains Liable.    Anything herein to the contrary notwithstanding (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements, to the same extent as if this Security Agreement had not been executed; (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of it duties or obligations under any contracts and agreements included in the Collateral; and (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        SECTION 2.5    Security Interest Absolute.    All rights of the Collateral Agent and the other Secured Parties and the security interests granted to the Collateral Agent and the other Secured Parties hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Transaction Document; (b) the failure of any Secured Party or any other holder of any Note (i) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Loan Party or any other Person under the provisions of the Credit Agreement or any other Transaction Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Transaction Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Loan Party, any surety or any guarantor.

        SECTION 2.6    Waiver of Subrogation.    Until one year and one day after the indefeasible payment in full of all Obligations and the termination or expiration of all Commitments and all other commitments of any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination or expiration of all Letters of Credit, the Grantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any [other]7 Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Grantor's obligations under this Security Agreement or any other Loan Document, including, without limitation, any Secured Hedge Agreement, including any right of

Exhibit I-1-7

subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against any Borrower or any other Loan Party or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Grantor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full in cash or all Commitments and all other commitments by any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, have not expired or terminated and all Letters of Credit have not expired or terminated, then such amount shall be deemed to have been paid to the Grantor for the benefit of, and held in trust for, the Collateral Agent (on behalf of the Secured Parties), and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. The Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

7
Delete if Grantor is not a Borrower.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        SECTION 3.1    Representations and Warranties of the Grantor.    The Grantor hereby represents and warrants unto each Secured Party as set forth in this Article III.

        SECTION 3.1.1    Location of Collateral, etc.    All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than as set forth on Schedule III hereto. The place(s) of business of the Grantor or, if the Grantor has more than one place of business, the chief executive office of the Grantor, and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is set forth on Schedule II hereto. The Grantor has not been known by any legal name different from the one set forth on the signature page hereto, and the Grantor has not been the subject of any merger or other corporate reorganization. None of the Receivables is evidenced by a promissory note or other instrument (other than a promissory note or instrument that has been delivered to the Collateral Agent (with appropriate endorsements)). The Grantor is not a party to any Federal, state or local government contract, other than those contracts that have been disclosed to the Collateral Agent within five (5) days after execution thereof by the Grantor. The "location" of the Grantor within the meaning of Section 9.307 of the U.C.C. is the State of Delaware.

        SECTION 3.1.2    Ownership, No Liens, Validity, etc.    The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Security Agreement and except for any filings permitted by Section 7.2.3 of the Credit Agreement. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and except for the proper filing of a Uniform Commercial Code Financing Statement with the Secretary of State of the State of Delaware, all filings and other actions necessary to perfect and protect such security interest have been duly taken and such security interest shall be a

Exhibit I-1-8

first priority security interest. The Grantor owns no real property except such real property that is encumbered by a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

        SECTION 3.1.3    Possession and Control.    The Grantor has exclusive possession and control of the Equipment and Inventory.

        SECTION 3.1.4    Negotiable Documents, Instruments and Chattel Paper.    The Grantor has, contemporaneously herewith, delivered to the Collateral Agent possession of all originals of all negotiable documents and instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Collateral Agent).

        SECTION 3.1.5    Intellectual Property Collateral.    The Grantor does not own or have any interest in any Intellectual Property Collateral as of the Effective Date, other than the Computer Hardware and Software Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect: (a) the Grantor is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and (b) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable. The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of material importance to the conduct of its business.

        SECTION 3.1.6    [Intentionally Blank].

        SECTION 3.1.7    Validity, etc.    This Security Agreement constitutes the legal, valid and binding obligations of the Grantor enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

        SECTION 3.1.8    Authorization, Approval, etc.    No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required (a) for the grant of a security interest by the Grantor in any Collateral pursuant to this Security Agreement or for the due execution, delivery, or performance of this Security Agreement by the Grantor; or (b) for the perfection of or the exercise by the Collateral Agent's rights hereunder except the filing of financing statements under the UCC which filings were made on or prior to the Closing Date and the filing of continuation statements and other amendments to financing statements as required under the UCC.

        SECTION 3.1.9    Compliance with Laws.    The Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

        SECTION 3.1.10    State of Formation; Name.    (a) The first paragraph of this Security Agreement lists the true legal name of the Grantor as registered in the jurisdiction in which the Grantor is formed; (b) the Grantor's state of formation and identification number as designated by such state are set forth on Schedule II hereto; and (c) the Grantor is not now and has not been known by any trade name.

Exhibit I-1-9

        SECTION 3.1.11    Bank Accounts.    The Grantor does not have any deposit accounts, securities accounts, collateral accounts or any other accounts with any Person other than the Collateral Agent (collectively, the "Other Accounts") except for the deposit accounts with the Persons identified in Item D of Schedule 1 hereto. The Grantor has taken or will have taken on or about December 15, 2004, all actions necessary to grant "control" (within the meaning of Section 9.104(a) or Section 9.106(c), as applicable, of the U.C.C.) of each Other Account to the Collateral Agent, including but not limited to, the execution of control agreements in form and substance satisfactory to the Collateral Agent.

        SECTION 3.1.12    [Representations and Warranties in Credit Agreement.    The Grantor hereby represents and warrants unto each Secured Party that each representation and warranty contained in Article VI of the Credit Agreement or in any other Loan Document is true and correct as of the date hereof as if such representation or warranty was set forth in full in the Security Agreement and made by the Grantor.]8

8
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

        SECTION 3.1.13    [Benefit to Grantor.    The Grantor represents that it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or Letter of Credit Issuer pursuant to the Credit Agreement, and the financial accommodations made from time to time to the Borrowers by the Secured Hedge Counterparties pursuant to the Hedge Agreements, the Grantor is willing to secure the obligations of the Borrowers and the other Loan Parties under the Credit Agreement, any Note, the Guaranty, any Secured Hedge Agreement, and the other Loan Documents, and the Grantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrowers.]9

9
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

ARTICLE IV
COVENANTS

        SECTION 4.1    Certain Covenants of the Grantor.    The Grantor hereby covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Secured Party shall have any outstanding Commitment or any other commitment to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, or any Letter of Credit shall remain outstanding, the Grantor will perform the obligations set forth in this Article IV.

        SECTION 4.1.1    As to Equipment and Inventory.    The Grantor shall

          (a)   keep all of the Equipment and Inventory (other than Inventory sold in the ordinary course of business or used in the conduct of the business) within the United States of America where all representations and warranties set forth in Article III shall be true and correct in all material respects, and all action required pursuant to the first sentence of Section 4.1.8 shall have been taken with respect to the Equipment and Inventory;

          (b)   cause all Equipment to be maintained and preserved in the same condition, repair and working order as on the date hereof, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith so that its business carried on in connection therewith may be properly conducted at all times unless the Grantor determines in good faith that the continued maintenance of any of its properties is no longer economically

Exhibit I-1-10

  desirable; and promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Equipment; and

          (c)   pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

        SECTION 4.1.2    As to Receivables.

          (a)   The Grantor shall (i) keep its place(s) of business, its chief executive office and the office where it keeps its records concerning the Receivables, located at the address set forth in Schedule II hereto, or, upon thirty (30) days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.8 shall have been taken with respect to the Receivables; (ii) hold and preserve such records; and (iv) permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records.

          (b)   Upon written notice by the Collateral Agent to the Grantor pursuant to this Section 4.1.2(b) during the occurrence and continuance of an Event of Default under the Credit Agreement, (i) all proceeds of Collateral received by the Grantor during such Event of Default shall be delivered in kind to the Collateral Agent for deposit to a deposit account of the Grantor maintained with the Collateral Agent, and (ii) all deposit accounts and bank accounts of the Grantor not then maintained at the Collateral Agent and all amounts on deposit therein or Cash Equivalent Investments carried therein will be transferred to one or more deposit or bank accounts of the Grantor maintained at the Collateral Agent (any deposit or bank accounts of the Grantor maintained at the Collateral Agent, including those described in clauses (i) and (ii) above referred to herein as a "Collateral Account"). With respect to any proceeds described in clause (i) above, (x) the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Secured Parties until delivery thereof is made to the Collateral Agent, and (y) no funds, other than proceeds of Collateral, will be deposited in any Collateral Account designated for the purpose of holding such proceeds.

          (c)   The Collateral Agent shall have the right to apply any amount in any Collateral Account to the payment of any Secured Obligations which are due and payable. Subject to the rights of the Collateral Agent, the Grantor shall have the right, with respect to and to the extent of collected funds in any Collateral Account, as long as no Event of Default has occurred and is continuing, to require the Collateral Agent (i) to invest the amounts on deposit thereon in Cash Equivalent Investments provided that, in the case of certificated securities, the Collateral Agent shall retain possession thereof as Collateral and, in the case of uncertificated securities, the Collateral Agent may take such actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein, and (ii) to close such Collateral Account.

        SECTION 4.1.3    As to Collateral.

          (a)   Until such time as an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantor of the revocation of such power and authority (provided that subject to the rights and remedies of the Collateral Agent hereunder, the Grantor shall be permitted to use inventory consisting of spares for the operation of the Vessels), the Grantor (i) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request or, in the absence of such request, as the Grantor

Exhibit I-1-11

  may deem advisable, and (ii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. Without limiting the generality of the foregoing, the Collateral Agent shall be entitled upon the occurrence and continuation of an Event of Default to notify any parties obligated on any of the Collateral to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder and may enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. The Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder.

          (b)   Without limiting the generality of the foregoing clause (a), the Collateral Agent is authorized, upon the occurrence and continuation of an Event of Default, to endorse, in the name of the Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

        SECTION 4.1.4    As to Intellectual Property Collateral.

          (a)   The Grantor shall not, unless it shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b)   The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless it shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain consistent with past practices the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c)   The Grantor shall not, unless it shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d)   The Grantor shall notify the Collateral Agent immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such

Exhibit I-1-12

  determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e)   In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the Collateral Agent executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

          (f)    The Grantor shall take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

          (g)   The Grantor shall, (i) contemporaneously herewith, execute and deliver to the Collateral Agent any document reasonably required to acknowledge or register or perfect the Collateral Agent's interest in any part of the Grantor's existing Intellectual Property Collateral, (ii) provide written notice to the Collateral Agent within ten (10) Business Days after acquiring ownership or other rights with respect to any new Intellectual Property Collateral, and (iii) within thirty (30) days after request by the Collateral Agent, provide any document reasonably required to acknowledge or register or perfect the Collateral Agent's interest in any part of such new Intellectual Property Collateral.

        SECTION 4.1.5    As to Other Bank Accounts.    The Grantor shall not establish or deposit any monies, securities or any other assets in any Other Account not identified in Item D of Schedule 1 hereto, unless the Grantor has taken all actions necessary to grant "control" (within the meaning of Section 9.104(a) or Section 9.106(c), as applicable, of the U.C.C.) of such Other Account to the Collateral Agent, including but not limited to, the execution of a control agreement in form and substance satisfactory to the Collateral Agent.

        SECTION 4.1.6    Commercial Tort Claims.    If at any time the Grantor shall acquire or otherwise have rights with respect to a Commercial Tort Claim which the Grantor reasonably believes, based upon then-current information, is likely to result in a judgment in favor of the Grantor in excess of $250,000, it shall promptly notify the Collateral Agent thereof in a writing (such writing to be in form and substance satisfactory to the Collateral Agent) signed by it containing brief details thereof to the Collateral Agent and take such other actions as necessary or desirable or reasonably requested by the Collateral Agent to grant and perfect a Lien in such Commercial Tort Claim in favor of the Collateral Agent.

        SECTION 4.1.7    Transfers and Other Liens.    The Grantor shall not: (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement (provided, that the Grantor may use or dispose of cash in the ordinary course of business for purposes permitted by the Credit Agreement subject to, both before and after the occurrence of an Event of Default, the rights and remedies of the

Exhibit I-1-13

Collateral Agent and the Secured Parties granted pursuant to this Security Agreement including, without limitation, the right of the Collateral Agent to require all deposit and bank accounts of the Grantor and cash carried therein to be deposited into one or more Collateral Accounts maintained at the Collateral Agent); or (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person, except for the security interest created by this Security Agreement and except for Liens and other charges or encumbrances permitted by the Credit Agreement.

        SECTION 4.1.8    Further Assurances, etc.    The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (a) at the request of the Collateral Agent during an Event of Default, mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (c) file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or advisable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted hereby; (d) furnish to the Collateral Agent, from time to time at the Collateral Agent's reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; (e) warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever; (f) not change its location within the meaning of Section 9.307 of the U.C.C. or its name or the state of its formation without providing the Collateral Agent at least thirty (30) days' prior notice to such change and taking all actions required by the first sentence of Section 4.1.8; and (g) upon its acquisition after the date hereof of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, take such actions with respect to the Collateral or any part thereof as required by the Loan Documents. With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law.

        SECTION 4.1.9    [Intentionally Blank].

        SECTION 4.1.10    [Intentionally Blank].

        SECTION 4.1.11    Filings.    The Grantor hereby authorizes the Collateral Agent to file U.C.C. financing statements, continuations and amendments with respect to the Collateral describing the collateral property as "all personal property" or words of similar import, and to file U.C.C. financing

Exhibit I-1-14

statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).

ARTICLE V
THE AGENT

        SECTION 5.1    Collateral Agent Appointed Attorney-in-Fact.    The Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent acting reasonably may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which the Collateral Agent acting reasonably may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.8). The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

        SECTION 5.2    Collateral Agent May Perform.    If the Grantor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

        SECTION 5.3    Collateral Agent Has No Duty.    In addition to, and not in limitation of, Section 2.4, the powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the exercise of reasonable care over any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

        SECTION 5.4    Reasonable Care.    The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuation of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

        SECTION 5.5    Collateral Agent.    Notwithstanding any right, power or remedy granted to the Collateral Agent herein, or at law, in equity, admiralty or otherwise, the Collateral Agent will not take any action that causes a violation of Section 2 or Section 9 of the Shipping Act of 1916, as amended (the "Shipping Act"). The Collateral Agent represents and warrants unto each Secured Party that as of the date hereof it is a United States Citizen within the meaning of Section 2 of the Shipping Act. The Collateral Agent agrees that if to the actual knowledge of its officers directly involved in the transactions the subject of this Agreement the Collateral Agent is not or ceases to be a United States

Exhibit I-1-15

citizen within the meaning of Section 2 of the Shipping Act, it will resign as Collateral Agent in accordance with the provisions of the Loan Documents.

ARTICLE VI
REMEDIES

        SECTION 6.1    Certain Remedies.    If any Event of Default shall have occurred and be continuing:

          (a)   The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and (ii) without notice except as specified below or, as required to be provided by the U.C.C., sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)   All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent for its benefit and the ratable benefit of the Secured Parties, as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to the Credit Agreement or Section 6.2 hereof) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in the following order:

            (i)    first: to the payment and satisfaction of all costs and expenses including, without limitation, attorneys' fees, incurred by the Collateral Agent and by the Administrative Agent in the enforcement and administration of this Security Agreement and of any of the other Transaction Documents;

            (ii)   second: to the payment and satisfaction of all the other Secured Obligations consisting of costs, expenses, interest or fees on a pro rata basis; and

            (iii)  third: to the payment and satisfaction of all other Secured Obligations on a pro rata basis.

  Any surplus of such cash or cash proceeds held by the Collateral Agent remaining after payment in full of all of the Secured Obligations, and the termination or expiration of all Commitments and all other commitments of any Secured Party to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, and the termination or expiration of all Letters of Credit, shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 6.2    Expenses.    The Grantor will upon demand pay to the Collateral Agent and any local counsel the amount of any and all reasonable expenses, including the reasonable fees and

Exhibit I-1-16

disbursements of its counsel and of any experts and agents, which the Collateral Agent and any local counsel may incur in connection herewith, including, without limitation, in connection with (i) the administration of this Security Agreement and each other Transaction Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and any local counsel or any of the other Secured Parties hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

        SECTION 6.3    Warranties.    In any sale conducted pursuant hereto, the Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Agent may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII
MISCELLANEOUS PROVISIONS

        SECTION 7.1    Loan Document.    This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

        SECTION 7.2    Amendments; etc.    No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (with the consent of the requisite Lenders prior to the payment in full of the Credit Extensions and the termination or expiration of the Commitments and the Letters of Credit and thereafter with the consent of all the Secured Hedge Counterparties), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

        SECTION 7.3    Addresses for Notices.    All notices and other communications provided to any party hereto under this Security Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth [in the Credit Agreement]10 [below its signature hereto]11 or at such other address or facsimile number as may be designated by such party in a notice to the other parties hereto. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (receipt electronically confirmed in the case of facsimile).

10
Use for Security Agreement delivered by a Borrower.

11
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

        SECTION 7.4    Headings.    The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions hereof.

        SECTION 7.5    Severability.    Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 7.6    Execution in Counterparts, Effectiveness, etc.    This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Grantor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts

Exhibit I-1-17

hereof executed on behalf of the Grantor and the Collateral Agent shall have been received by the Collateral Agent.

        SECTION 7.7    Collateral Agent; Exculpation.    By accepting the benefits of this Security Agreement, each Secured Party hereby appoints KeyBank National Association as its collateral agent under and for purposes of this Security Agreement. Each Secured Party authorizes KeyBank National Association to act on behalf of such Secured Party under this Security Agreement, to exercise such powers hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof, together with such powers as may be reasonably incidental thereto. Without limiting the provisions of the Credit Agreement, neither the Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to any Secured Party (and each Secured Party will hold the Collateral Agent harmless) for any action taken or omitted to be taken by it under this Security Agreement, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Security Agreement, or for the creation, perfection or priority of any Liens purported to be created by this Security Agreement, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Grantor of its obligations hereunder.

        SECTION 7.8    GOVERNING LAW.    THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). This Security Agreement, the Notes and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION 7.9    FORUM SELECTION AND CONSENT TO JURISDICTION.    ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT OR THE GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL

Exhibit I-1-18

PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

        SECTION 7.10    WAIVER OF JURY TRIAL.    EACH SECURED PARTY BY ACCEPTING THE BENEFITS OF THIS SECURITY AGREEMENT AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GRANTOR. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS SECURITY AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT.

        SECTION 7.11    NO ORAL AGREEMENTS.    THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        SECTION 7.12    Filing as a Financing Statement.    At the option of the Collateral Agent, this Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any U.C.C. financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a U.C.C. financing statement and may be filed as such without the signature of the Grantor where and to the full extent permitted by applicable law.

        SECTION 7.13    [Binding on Successors, Transferees and Assigns; Assignment.    In addition to, and not in limitation of, but subject to the provisions of, Section 2.3, this Security Agreement shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.3); provided, however, that the Grantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.]12

12
Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

        [SIGNATURES BEGIN ON FOLLOWING PAGE]

Exhibit I-1-19

        IN WITNESS WHEREOF, each of the parties hereto have caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTOR:
[U.S. SHIPPING PARTNERS L.P.
By: US Shipping General Partner LLC, its general partner]
[U.S. SHIPPING OPERATING LLC]
[USCS CHARLESTON CHARTERING LLC]
By:

Name: Paul Gridley Title: Chairman and Chief Executive Officer

S-1
[SECURITY AGEEMENT BY [ENTITY NAME]]

COLLATERAL AGENT: KEYBANK NATIONAL ASSOCIATION
By:
Name: Title:

S-2
[SECURITY AGEEMENT BY [ENTITY NAME]]

Schedule I
to
 Security Agreement

Item A. Location of Equipment
1.        See address on Schedule III

Item B. Location of Inventory
1.        See address on Schedule III

Item C. Location of Lock Boxes-none

Bank Name and Address	Account Number	Contact Person
N/A	N/A	N/A

Item D. Other Accounts

[Please provide]

Schedule I-1

Schedule II
to
 Security Agreement

State of Formation, Etc.

Grantor	State of Formation/ Identification Number	Principal Place of Business/ Chief Executive Office
[Insert Name of Grantor]	Delaware [ ]	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837

Schedule II-1

Schedule III
to
 Security Agreement

Location of Inventory:

  399 Thornall Street
  Edison, NJ 08837

  [Insert any other addresses]

Location of Equipment:

  399 Thornall Street
  Edison, NJ 08837

Schedule III-1

EXHIBIT I-2

FORM OF [FIRST]1 [SECOND]2 AMENDMENT TO SECURITY AGREEMENT

1
Use for USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston LLC and USCS ATB LLC LLC.

2
Use for ITB entities and USS Chartering LLC.

        THIS [FIRST] [SECOND] AMENDMENT TO SECURITY AGREEMENT, dated as of November     , 2004 (this "Amendment"), is entered into by and among [ITB BALTIMORE LLC] [ITB GROTON LLC] [ITB JACKSONVILLE LLC] [ITB MOBILE LLC] [ITB NEW YORK LLC] [ITB PHILADELPHIA LLC] [USS CHARTERING LLC] [USCS CHEMICAL CHARTERING LLC] [USCS CHEMICAL PIONEER LLC] [USCS CHARLESTON LLC] [USCS ATB LLC], a Delaware limited liability company (the "Grantor"), and KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary, as defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the "U.C.C."), and together with its successors and assigns in such capacities, the "Collateral Agent") under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein, defined terms used herein have the same meanings as assigned to such terms in the Credit Agreement.

W I T N E S S:

        [WHEREAS, Grantor, United States Shipping LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC,]3 USS Transport LLC, and USS Vessel Management Inc. (collectively, the "Original Borrowers") have heretofore entered into that certain Credit Agreement, dated as of September 13, 2002, by and among the Original Borrowers, National City Bank, as collateral agent, and the other parties thereto, as amended by that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of August 5, 2004 (as so amended, the "Existing Credit Facility"), by and among the Original Borrowers, United States Shipping Master LLC, United States Chemical Shipping LLC, USCS Chemical Transport LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, and USCS Charleston LLC, (collectively, the "Existing Borrowers"), the various commercial lending institutions parties thereto (the "Existing Lenders"), CIBC, as letter of credit issuer (in such capacity together with its successors in such capacity, the "Letter of Credit Issuer") and as administrative agent for the Lenders, and National City Bank, as collateral agent for the Secured Parties therein described (the "Existing Collateral Agent"), pursuant to which the Existing Borrowers have obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]4

3
Use appropriate combination of entities.

4
Use for ITB entities and USS Chartering LLC.

        [WHEREAS, [Grantor,]5 United States Shipping Master LLC, United States Shipping LLC, United States Chemical Shipping LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USS Transport LLC, USCS Chemical Transport LLC, [USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, and USCS Charleston LLC,]6 each a Delaware limited liability company, and USS Vessel Management Inc., a Delaware corporation (collectively, the "Existing Borrowers"), have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of August 5, 2004 (as so amended, the "Existing Credit Facility"), by and among the Existing Borrowers, the commercial lending institutions parties thereto (the "Existing Lenders"), CIBC, as administrative agent and letter of credit issuer, and

National City Bank, as collateral agent for the Secured Parties therein described (the "Existing Collateral Agent"), pursuant to which the Existing Borrowers have obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]7

5
Do not use with USCS ATB LLC.

6
Use appropriate combination of entities.

7
Use for USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston LLC and USCS ATB LLC LLC.

        WHEREAS, in connection with the Existing Credit Facility, the Grantor[, a wholly-owned subsidiary of one or more of the Existing Borrowers,]8 has heretofore executed and delivered that certain Security Agreement [dated as of September 13, 2002, as amended by that certain First Amendment to Security Agreement]9 dated as of [April 13, 2004]10 in favor of the Existing Collateral Agent for the "Secured Parties" therein identified ([as amended,]11 the "Security Agreement");

8
Use with USCS ATB LLC.

9
Use with ITB entities and USS Chartering LLC.

10
Use September 17, 2004 for USCS ATB LLC.

11
Use with ITB entities and USS Chartering LLC.

        WHEREAS, the Existing Credit Facility is being amended and restated contemporaneously herewith pursuant to a Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), by and among Grantor, U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston LLC, USCS ATB LLC]12 and USCS Charleston Chartering LLC, each a Delaware limited liability company (each of the foregoing entities individually a "Borrower" and collectively, the "Borrowers"), the various commercial lending institutions as are, or may from time to time become parties thereto (individually, a "Lender" and collectively, the "Lenders"), CIBC, as letter of credit issuer (in such capacity together with its successors in such capacity, the "Letter of Credit Issuer") and as administrative agent for the Lenders, and the Collateral Agent;

12
Use appropriate combination of entities.

        WHEREAS, contemporaneously in connection with the execution of the Credit Agreement, all rights, titles, interests and obligations of the Existing Collateral Agent under the Security Agreement have been assigned by the Existing Collateral Agent to the Collateral Agent pursuant to that certain Assignment of Liens and Security Interests dated as of even date herewith;

        WHEREAS, the Borrowers have entered into or may from time to time enter into Hedge Agreements with certain Hedge Counterparties as permitted under the terms of the Credit Agreement; and

        WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement for the purpose of extending, renewing and continuing loans under the Existing Credit Facility, and to the extension of financial accommodations under the Hedge Agreements referred to above, the Grantor is required to execute and deliver this Amendment;

Exhibit I-2-2

        WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Amendment; and

        WHEREAS, it is in the best interests of the Grantor to execute this Amendment inasmuch as the Grantor will derive substantial direct and indirect benefits from the extension, renewal and continuation of the corresponding loans under the Existing Credit Facility and from Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Hedge Agreements.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans (including for the purpose of extending, renewing and continuing loans under the Existing Credit Facility) to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Grantor and the Collateral Agent hereby agree, for the benefit of each Secured Party, to amend the Security Agreement as follows:

        SECTION 1. Each reference in the Security Agreement to "Collateral Agent" shall be deemed to be a reference to "Collateral Agent" as defined herein.

        SECTION 2.    Amendment of Recitals.    The First Recital of the Security Agreement is hereby amended by deleting its text in its entirety and inserting the following text in lieu thereof:

    "WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), by and among Grantor, U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston LLC, USCS ATB LLC]13 and USCS Charleston Chartering LLC, each a Delaware limited liability company (each of the foregoing entities individually a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the "Letter of Credit Issuer") and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and the Collateral Agent, the Lenders and the Letter of Credit Issuer have extended Commitments to make Credit Extensions to the Borrowers;".

13
Use appropriate combination of entities.

        SECTION 3.    [Amendment of Section 1.1.    Section 1.1 of the Security Agreement is hereby amended by adding the following new definition after the definition of "Grantor":

        "Guaranty" means that certain Guaranty in favor of the Collateral Agent executed and delivered by Grantor dated as of even date herewith.]14

14
Use for USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC.

        SECTION 4.    [Amendment of Section 2.2.    Section 2.2 of the Security Agreement is hereby amended [(a) by adding the text "the Guaranty," immediately after the text "the Notes," and (b)]15 by

Exhibit I-2-3

adding the text "and each other Loan Party" immediately after the text "of the Borrowers" in each of the two places where such text appears.

15
Use for USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC.

        SECTION 5.    Amendment of Section 2.5.    Section 2.5 of the Security Agreement is hereby amended (a) by adding the text "or any other Loan Party" immediately after the text "against any Borrower" in clause (b)(i) thereof, and (b) by adding the text "any each other Loan Party," immediately after the text "any Borrower" in clause (g) thereof.

        SECTION 6.    Amendment of Section 2.6.    Section 2.6 of the Security Agreement is hereby amended by adding the text "or any other Loan Party" immediately after (a) the text "acquire against any other Borrower", (b) the text "any Secured Party against any Borrower", and (c) the text "receive from any Borrower".

        SECTION 7.    Amendment of Section 3.1.11.    Section 3.1.11 of the Security Agreement is hereby amended by deleting the text ["October 31, 2002"]16 ["May 31, 2004"]17 ["September 30, 2004"]18 and inserting the text "December 15, 2004" in lieu thereof.

16
Use for ITB entities and USS Chartering LLC.

17
Use for Chemical Chartering, Chemical Pioneer and Charleston.

18
Use for USCS ATB LLC.

        SECTION 8.    Amendment of Section 7.7.    Section 7.7 of the Security Agreement is hereby amended by deleting the text "National City Bank" in each place where it appears and inserting the text "KeyBank National Association" in lieu thereof.

        SECTION 9.    Amendment of Schedule II.    Schedule II to the Security Agreement is hereby amended by deleting the text "USS Vessel Management Inc." and replacing with the text "USS Vessel Management LLC" in lieu thereof.

        SECTION 10.    Reaffirmation of Representations and Warranties.    The Grantor hereby represents and warrants unto the Collateral Agent and each Lender that all of its representations and warranties contained in Article III of the Security Agreement are true and correct.

        SECTION 11.    Reaffirmation of Security Agreement.    This Amendment shall be deemed to be an amendment to the Security Agreement, and the Security Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Security Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Security Agreement as amended hereby and as from time to time hereafter amended, restated, supplemented or otherwise modified.

        SECTION 12.    Re-Grant of Security Interest.    The Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to all of the Collateral described in the Security Agreement (as amended hereby).

        SECTION 13.    Governing Law; Severability.    THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). Any provision of this Amendment or the Security Agreement (as amended by this Amendment) which is prohibited or

Exhibit I-2-4

unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 14.    NO ORAL AGREEMENTS.    THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        SECTION 15.    Execution and Counterparts, Effectiveness.    This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Grantor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Grantor and the Collateral Agent shall have been received by the Collateral Agent.

        SECTION 16.    Successors and Assigns.    This terms of this Amendment shall (a) be binding upon the Grantor and its successors, transferees and assigns; and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Hedge Counterparty may assign or otherwise transfer (in whole or in part) its interest pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document including any Secured Hedge Agreement (including this Amendment), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX of the Credit Agreement.

        [Signatures on following pages]

Exhibit I-2-5

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

[ITB BALTIMORE LLC]
[ITB GROTON LLC]
[ITB JACKSONVILLE LLC]
[ITB MOBILE LLC]
[ITB NEW YORK LLC]
[ITB PHILADELPHIA LLC]
[USS CHARTERING LLC]
[USCS CHEMICAL CHARTERING LLC]
[USCS CHEMICAL PIONEER LLC]
[USCS CHARLESTON LLC]
[USCS ATB LLC]
By:
Name: Title:

Exhibit I-2-6
[AMENDMENT TO [COMPANY NAME] SECURITY AGREEMENT]

COLLATERAL AGENT: KEYBANK NATIONAL ASSOCIATION
By:
Name: Title:

Exhibit I-2-7
[AMENDMENT TO [COMPANY NAME] SECURITY AGREEMENT]

EXHIBIT J

FORM OF GUARANTY

        THIS GUARANTY (this "Guaranty"), dated as of November     , 2004, made by [USCS CHEMICAL PIONEER LLC] [USCS CHEMICAL CHARTERING LLC], a Delaware limited liability company (together with its permitted successors and assigns, the "Guarantor"), in favor of KEYBANK NATIONAL ASSOCIATION, as Collateral Agent under the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "Collateral Agent") for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

        WHEREAS, pursuant to the terms of a certain Second Amended and Restated Credit Agreement dated as of November    , 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among [Guarantor,]1 U.S. Shipping Partners L.P., a Delaware limited partnership (the "MLP"), U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, [USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC,]2 USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer (the "Letter of Credit Issuer"), CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and the Collateral Agent, the Lenders and Letter of Credit Issuer have extended Commitments to make Credit Extensions to the Borrowers;

1
Delete for Guaranty delivered by a Subsidiary that is not a Borrower.

2
Delete entity that is the Guarantor.

        [WHEREAS, the Guarantor is a [direct] [indirect] wholly-owned subsidiary of MLP;]3

3
Use for Guaranty delivered by a Subsidiary that is not a Borrower.

        WHEREAS, the Guarantor or one or more other Loan Parties have entered into or may enter into certain Hedge Agreements (as defined in the Credit Agreement) with one or more Lenders or Affiliates of a Lender (together with their respective successors and assigns, the "Secured Hedge Counterparties") pursuant to the terms of the Credit Agreement (the "Secured Hedge Agreements");

        WHEREAS, it is a condition to the funding of the Loans and the issuance of Letters of Credit under the Credit Agreement, and to the extension of financial accommodations under the Hedge Agreements referred to above, that the Guarantor execute and deliver this Guaranty;

        WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty;

        NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to make Credit Extensions to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Hedge Counterparties to enter into the Secured Hedge Agreements, the Guarantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

        SECTION 1.1    Certain Terms.    The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "Administrative Agent" is defined in the first recital.

        "Borrower" and "Borrowers" is defined in the first recital.

        "Collateral Agent" is defined in the preamble.

        "Credit Agreement" is defined in the fourth recital.

        "General Partner" means US Shipping General Partner LLC, the sole general partner of MLP.

        "Guarantor" is defined in the preamble.

        "Guaranty" is defined in the preamble.

        "Lenders" is defined in the first recital.

        "Letter of Credit Issuer" is defined in the first recital.

        "MLP" is defined in the first recital.

        "Secured Hedge Agreement" is defined in the [second]4 recital.

4
Use "third" for Guaranty delivered by a Subsidiary that is not a Borrower.

        "Secured Hedge Counterparty" is defined in the [second]5 recital.

5
Use "third" for Guaranty delivered by a Subsidiary that is not a Borrower.

        "Secured Party" means, as the context may require, any and all of the Administrative Agent, the Collateral Agent, any Secured Hedge Counterparty, the Letter of Credit Issuer and any Lender, and each of their respective successors, transferees and assigns and any Affiliate of any of the foregoing party from time to time to any Hedging Agreement with the Borrowers or any other Loan Party.

        "U.C.C." means the Uniform Commercial Code as in effect in the State of New York, as the same may be amended from time to time.

        SECTION 1.2    Credit Agreement Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

        SECTION 1.3    U.C.C. Definitions.    Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty, including its preamble and recitals, with such meanings.

2

ARTICLE II
GUARANTY PROVISIONS

        SECTION 2.1    Guaranty.    The Guarantor hereby absolutely, unconditionally and irrevocably

          (a)   guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrowers and each other Loan Party now or hereafter existing under the Credit Agreement, the Notes, each Secured Party Hedge Agreement, and each other Loan Document to which any Borrower or any such other Loan Party is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)), and

          (b)   indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrowers or any other Loan Party (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

        SECTION 2.2    Acceleration of Guaranty.    The Guarantor agrees that, in the event of the dissolution or insolvency of any Borrower, the General Partner, any other Loan Party or the Guarantor, or the inability or failure of any Borrower, the General Partner, any other Loan Party or the Guarantor to pay debts as they become due, or an assignment by any Borrower, the General Partner, any other Loan Party or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of any Borrower, the General Partner, any other Loan Party or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of any Borrower and each other Loan Party may not then be due and payable, the Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

        SECTION 2.3    Guaranty Absolute, etc.    This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of each Borrower and each other Loan Party have been indefeasibly paid in full in cash, all obligations of the Guarantor hereunder shall have been indefeasibly paid in full in cash and all Commitments shall have terminated or expired and all Letters of Credit shall have terminated or expired. The Guarantor guarantees that the Obligations of each Borrower and each other Loan Party will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document; (b) the failure of any Secured Party or any holder of any Note (i) to assert any claim or demand or to enforce any right or remedy against any Borrower, any other Loan Party or any other Person (including any other guarantor) under the

3

provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of any Borrower or any other Loan Party; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower or any other Loan Party, or any other extension, compromise or renewal of any Obligation of any Borrower or any other Loan Party; (d) any reduction, limitation, impairment or termination of any Obligations of any Borrower or any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of any Borrower, any other Loan Party or otherwise; (e) any amendment to, extension, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document; (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of any Borrower or any other Loan Party; or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Loan Party, any surety or any guarantor.

        SECTION 2.4    Reinstatement, etc.    The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower, the General Partner, any other Loan Party or otherwise, all as though such payment had not been made.

        SECTION 2.5    Waiver, etc.    The Guarantor hereby expressly waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Obligations of any Borrower or any other Loan Party and this Guaranty and any requirement that the Collateral Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Borrower, any other Loan Party or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any Borrower or any other Loan Party, as the case may be.

        SECTION 2.6    Waiver of Subrogation.    Until one year and one day after the indefeasible payment in full in cash of all Obligations, the termination and expiration of all Commitments and all other commitments of the Secured Parties under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination and expiration of all Letters of Credit, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Secured Parties against any Borrower or any other Loan Party or any collateral which the Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in cash in full and all Commitments and all other commitments by any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, have not been terminated or expired and all Letters of Credit have not been terminated or expired, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Secured Parties, and shall forthwith be paid to the Secured Parties to be credited

4

and applied upon the Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 2.6 is knowingly made in contemplation of such benefits.

        SECTION 2.7    Successors, Transferees and Assigns; Transfers of Notes, etc.    This Guaranty shall (a) be binding upon the Guarantor, and its successors, transferees and assigns (provided that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Lenders in accordance with the Credit Agreement) and (b) inure to the benefit of and be enforceable by the Collateral Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        SECTION 3.1    Representations and Warranties.    The Guarantor hereby represents and warrants unto each Secured Party [that all representations and warranties made by the Guarantor in Article VI of the Credit Agreement or in any other Loan Document are true and correct.]6 [(a) that all representations and warranties made by any Borrower with respect to the Guarantor as set forth in Article VI of the Credit Agreement or any other Loan Document are true and correct as of the date hereof as if such representations or warranties were set forth in full in this Guaranty and made by the Guarantor and (b) as set forth below in Sections 3.2 through Section 3.6.]7

6
Use for Guaranty delivered by a Borrower.

7
Use for Guaranty delivered by a Subsidiary that is not a Borrower.

        SECTION 3.2    [Organization, etc.    Each of the Guarantor and each Subsidiary of the Guarantor is a partnership, limited liability company or corporation, as the case may be, validly organized and existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the nature of their respective business require such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect and have full limited liability company, partnership or corporate, as the case may be, power and authority and hold all requisite governmental licenses, permits and other approvals (a) to enter into and perform their Obligations under this Guaranty and each other Transaction Document to which they are a party and (b) to own and hold under lease their respective property and to conduct their respective business substantially as currently conducted by each of them, except in the case of clause (b), where the failure to have licenses, permits and other approvals could not reasonably be expected to have a Material Adverse Effect.

        SECTION 3.3    Due Authorization, Non-Contravention, etc.    The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document executed or to be executed by it is within the Guarantor's limited liability company, partnership or corporate, as applicable, powers, have been duly authorized by all necessary company action, and do not

          (a)   contravene the Guarantor's or any other Loan Party's Organic Documents;

5

          (b)   contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Guarantor or any other Loan Party; or

          (c)   result in, or require the creation or imposition of, any Lien on any of the Guarantor's or any other Loan Party's properties (except those specifically created pursuant to the Transaction Documents).

        SECTION 3.4    Validity, etc.    This Guaranty constitutes, and each other Transaction Document executed by the Guarantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Guarantor enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

        SECTION 3.5    Informed on Financial Condition.    The Guarantor has knowledge of the Borrowers' and each other Loan Party's financial condition and affairs and has adequate means to obtain from the Borrowers and each other Loan Party on an ongoing basis information relating thereto and to the Borrowers' and such Loan Party's ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. The Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Loan Party for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrowers or any other Loan Party that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor, or might (or does) materially increase the risk of the Guarantor as guarantor, or might (or would) affect the willingness of the Guarantor to continue as a guarantor of the Obligations.]8

8
Use for Guaranty delivered by a Subsidiary that is not a Borrower.

        SECTION 3.6    Benefit to Guarantor.    The Guarantor represents that it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or Letter of Credit Issuer pursuant to the Credit Agreement, and the financial accommodations made from time to time to the Borrowers or any Guarantor by the Secured Hedge Counterparties pursuant to the Hedge Agreements, the Guarantor is willing to guarantee the obligations of the Borrowers and the other Loan Parties under the Credit Agreement, any Note, any Secured Hedge Agreement, and the other Loan Documents, and the Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrowers.

ARTICLE IV
COVENANTS, ETC.

        Section 4.1    Affirmative Covenants.    The Guarantor covenants and agrees that, until the indefeasible payment in full in cash of all Obligations and the termination or expiration of all Commitments, and all other commitments of the Secured Parties under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and all Letters of Credit, the Guarantor will, unless the requisite number of Lenders, as set forth in the Credit Agreement, shall otherwise consent in writing, perform, comply with and be bound by each of the agreements, covenants and obligations set forth in Section 7.1 of the Credit Agreement as if such obligations were set forth in full in this Guaranty and as if such obligations were undertaken by the Guarantor.

6

        SECTION 4.2    Negative Covenants.    The Guarantor covenants and agrees that, until the indefeasible payment in full in cash of all Obligations and the termination or expiration of all Commitments, and all other commitments of the Secured Parties under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and all Letters of Credit, the Guarantor will not, without the prior written consent of the requisite number of Lenders, as set forth in the Credit Agreement, do anything prohibited by Section 7.2 of the Credit Agreement as if each such prohibition was set forth in full in this Guaranty and as if each such prohibition was applicable to the Guarantor.

ARTICLE V
MISCELLANEOUS PROVISIONS

        Section 5.1    Loan Document.    This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

        SECTION 5.2    Binding on Successors, Transferees and Assigns; Assignment.    In addition to, and not in limitation of, but subject to the provisions of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

        SECTION 5.3    Amendments, etc.    No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (with the consent of the requisite Lenders prior to the payment in full of the Credit Extensions and the termination or expiration of the Commitments and the Letters of Credit and thereafter with the consent of all the Secured Hedge Counterparties), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 5.4    Addresses for Notices to the Guarantor.    All notices and other communications hereunder to the Guarantor shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to it, addressed to it at the address set forth below its signature hereto or at such other address as shall be designated by the Guarantor in a written notice to the Collateral Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when received; any notice, if transmitted (receipt electronically confirmed in the case of facsimile).

        SECTION 5.5    No Waiver; Remedies.    In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        SECTION 5.6    Section Captions.    Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

        SECTION 5.7    Setoff.    In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 of the Credit

7

Agreement or any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Secured Party or such holder and any and all property of every kind or description of or in the name of the Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, such Secured Party, such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

        SECTION 5.8    Severability.    Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 5.9    Governing Law, Entire Agreement, etc.    THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

        SECTION 5.10    Forum Selection and Consent to Jurisdiction.    ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OF OTHER PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE

8

GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

        SECTION 5.11    Waiver of Jury Trial.    EACH SECURED PARTY BY ACCEPTING THE BENEFITS OF THIS GUARANTY AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

        SECTION 5.12    NO ORAL AGREEMENTS.    THIS WRITTEN GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

9

        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[USCS CHEMICAL PIONEER LLC]
[USCS CHEMICAL CHARTERING LLC], a Delaware limited liability company
By:

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer
Address:	c/o USS Vessel Management LLC 399 Thornall Street Edison, NJ 08837
Facsimile:	732-635-1940

S-1

EXHIBIT M

FORM OF SOLVENCY CERTIFICATE
OF
U.S. SHIPPING PARTNERS L.P., U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC,
ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER LLC, USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC AND USCS ATB LLC

        Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (each of the foregoing entities individually a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement. This Solvency Certificate is being furnished to the Administrative Agent pursuant to Section 5.1.13 of the Credit Agreement. The undersigned, in his capacity as Vice President and Chief Financial Officer of US Shipping General Partner LLC, the general partner of U.S. Shipping Partners L.P., and of each of the other Borrowers, hereby certifies to the Administrative Agent and the Lenders, as of the Closing Date, as follows:

          1.     I (i) am currently the Vice President and Chief Financial Officer of US Shipping General Partner LLC, the general partner of U.S. Shipping Partners L.P. ("General Partner"), and of each of the other Borrowers, and have full responsibility for the management of the financial affairs of the Borrowers and their respective Subsidiaries, (ii) have carefully reviewed the contents of this Solvency Certificate and have made such investigations and inquiries (including consultation with counsel) as I have deemed necessary or prudent in connection with the matters set forth herein, (iii) am familiar with the properties, businesses, assets and liabilities of the Borrowers and their respective Subsidiaries, and (iv) have reviewed (or caused to be reviewed on my behalf) the Transaction Documents and any other agreements, instruments, or documents in respect of any Indebtedness of the Borrowers and their respective Subsidiaries. I am making this Solvency Certificate in good faith, believing that the information, estimates and assumptions which underlie and form the basis for the statements made herein are reasonable and are the best available on the date hereof.

          2.     The value of the assets and properties of the Borrowers and their respective Subsidiaries, taken as a whole, at a fair valuation and at their then present fair salable value, are and will be, both before and after giving effect to the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof), greater than their total Indebtedness and greater than the amount that would be required to pay their probable aggregate liability on their then existing Indebtedness as it becomes absolute and matured.

Exhibit M--1

          3.     The Borrowers and their respective Subsidiaries, taken as a whole, are and will be able to, both before and after giving effect to the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof), able to realize upon all of their assets and properties and pay all of their Indebtedness as such Indebtedness matures.

          4.     With respect to the businesses and transactions in which each Borrower is engaged or about to engage, such Borrower does not have, and will not have, both before and after giving effect to the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof), an unreasonably small amount of capital, after giving due consideration to the prevailing practice of business entities of established reputation engaged in like businesses and similarly situated.

          5.     Taking into account the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof) and all other businesses and transactions in which the Borrowers and their respective Subsidiaries are engaged or intend to be engaged, the Borrowers and their respective Subsidiaries, taken as a whole, do not intend to or believe that they will incur Indebtedness that will (i) be beyond their ability to pay as such Indebtedness matures or (ii) interfere with their ability to pay their other Indebtedness as such Indebtedness matures.

          6.     In consummating the transactions contemplated by the Transaction Documents, each of the Borrowers does not intend to disturb, hinder, delay or defraud any of its present or future creditors (including, without limitation, any Secured Party) or any other Person to which it is or will become, on or after the date hereof, obligated or indebted.

        I understand that the Administrative Agent and the Lenders are relying on the truth and accuracy of the foregoing in connection with the extension of credit under the Credit Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate as of the    day of November     , 2004.

By:

Name: Albert Bergeron
Title: Vice President and Chief Financial Office of each of
US Shipping General Partner LLC, the general partner of
U.S. Shipping Partners L.P., U.S. Shipping Operating LLC,
ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC,
ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC,
USS Chartering LLC, USCS Chemical Chartering LLC,
USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC,
USCS Charleston LLC, and USCS ATB LLC

Exhibit M--2

EXHIBIT N

FORM OF ADDITIONAL LENDER CERTIFICATE

                , 20

To:
Canadian Imperial Bank of Commerce,
as Administrative Agent

        The Borrowers, the Administrative Agent, the Letter of Credit Issuer and the other Agents and certain Lenders have heretofore entered into a Second Amended and Restated Credit Agreement, dated as of November    , 2004, with U.S. Shipping Partners L.P., U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS ATB LLC, as amended, restated, supplemented or otherwise modified from time to time (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

        This Additional Lender Certificate is being delivered pursuant to Section 2.1.6 of the Credit Agreement.

        [Language for Existing Lender]

        [Please be advised that the undersigned has agreed to increase its [Term Loan Commitment Amount] [Revolving Commitment Amount] under the Credit Agreement effective as of                        from $                        to $                        and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.]

        [Language for New Lender]

        [Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective as of                        with a [Term Loan Commitment Amount] [Revolving Commitment Amount] of $                        and (b) that it automatically shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents as if originally a signatory thereto.]

Very truly yours,
By:
Name: Title:

Exhibit N--1

EXHIBIT O

FORM OF LENDER ADDENDUM AGREEMENT

        Reference is made to the Second Amended and Restated Credit Agreement dated as of November    , 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the "MLP"), U.S. SHIPPING OPERATING LLC, a Delaware limited liability company ("Operating LLC"), ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company ("Charter LLC"), USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company ("Chemical Chartering"), USCS CHEMICAL PIONEER LLC, a Delaware limited liability company ("Chemical Pioneer"), USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company ("USCS Chartering"), USCS CHARLESTON LLC, a Delaware limited liability company ("Charleston"), USCS ATB LLC, a Delaware limited liability company ("ATB LLC") (each of the foregoing being individually called a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as the Administrative Agent and the Letter of Credit Issuer, and KeyBank National Association, in its capacity as the Collateral Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        Upon execution and delivery of this Lender Addendum Agreement by the parties hereto as provided in Section 10.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule I hereto, effective as of the date of the Credit Agreement.

        The undersigned hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder including, without limitation, the Guaranty, the Mortgages, the Pledge Agreement and the Security Agreement and agrees to be bound by the Terms thereof. The undersigned further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent, Letter of Credit Issuer, Arranger or Collateral Agent.

        Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

  (a)
  the undersigned

            (i)  shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent of the Commitments specified in Schedule I hereto; and

           (ii)  agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto.

        The undersigned hereby advises each of the Borrowers, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent of the administrative details with respect to its Loans and Commitments specified in Schedule I hereto.

Exhibit O--1

        The undersigned represents that it has furnished the tax form required by Section 4.6 (if applicable) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

        THIS LENDER ADDENDUM AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

        This Lender Addendum Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page thereof by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum Agreement to be duly executed and delivered by their proper and duly authorized officers as of this            day of November, 2004.

[NAME OF LENDER]
By:

Title:

Exhibit O--2

ACCEPTED AND AGREED:
U.S. SHIPPING PARTNERS L.P.
By: US Shipping General Partner LLC, its general partner
By:

Title:

U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC, ITB BALTIMORE
LLC, ITB JACKSONVILLE LLC, ITB
MOBILE LLC, ITB NEW YORK LLC, ITB
PHILADELPHIA LLC, USS CHARTERING
LLC, USCS CHEMICAL CHARTERING
LLC, USCS CHEMICAL PIONEER LLC,
USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC, USCS ATB LLC
By:

Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer
By:

Title:

Exhibit O--3

Schedule I

COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender:

Notice Address:

Attention:

Telephone:

Facsimile:

Domestic Office:

LIBOR Office:

2.	Revolving Commitment:

3.	Term Commitment:

Exhibit O--4

EXHIBIT P

FORM OF EXEMPTION CERTIFICATE

        Reference is made to the Second Amended and Restated Credit Agreement, dated as of November    , 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company and each as a Borrower, the several Lenders from time to time party thereto, Canadian Imperial Bank of Commerce, as Administrative Agent, and the other agents therein named. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [Name of Non-U.S. Lender] (the "Non-U.S. Lender") is providing this certificate pursuant to Section 4.6 of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

        5.     The Non-U.S. Lender is the sole record and beneficial owner of the Loans in respect of which it is providing this certificate.

        6.     The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

          (a)   the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction;

          (b)   the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements; and

          (c)   receiving deposits and making loans and discounts does not constitute a substantial part of the Non-U.S. Lender's business.

        7.     The Non-U.S. Lender is not a 10-percent shareholder of either Borrower within the meaning of Section 881(c)(3)(B) of the Code.

        8.     The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

        IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]
By:
Name: Title:
Date:

Exhibit P--1

EXHIBIT Q

PROJECTIONS

Attached.

Q--1

EXHIBIT R

FORM OF GENERAL PARTNER LETTER

The Lenders party to the Credit Agreement referred to below

Canadian Imperial Bank of Commerce, as Administrative Agent (as defined below)

The Collateral Agent (as defined in the Credit Agreement referred to below)

Ladies and Gentlemen,

        Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of November    , 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among U.S. Shipping Partners L.P., a Delaware limited partnership (the "MLP"), U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (each of the foregoing entities individually a "Borrower" and collectively, the "Borrowers"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the "Administrative Agent"), and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

        In consideration of the Lenders, the Administrative Agent and the Collateral Agent entering into the Credit Agreement, US Shipping General Partner LLC, a Delaware limited liability company and the sole general partner of U.S. Shipping Partners L.P. (the "General Partner"), hereby agrees that, for so long as it is the general partner of the MLP, (a) its sole business will be to act as the general partner of the MLP and as a member, partner or stockholder of any limited liability company, limited partnership or corporation of which any Borrowers, or any of their Subsidiaries, or the MLP is, directly or indirectly, a limited partner and to undertake activities that are ancillary or related thereto (including being a limited partner in the MLP), (b) it shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to (i) its performance of the activities required or authorized by the MLP Agreement, and (ii) the acquisition, ownership or disposition of partnership interests in the MLP or any further limited partnership of which any Borrower or the MLP is, directly or indirectly, a limited partner; and (c) it shall not take any action or refuse to take any reasonable action the effect of which, if taken or not taken, as the case may be, would be to cause MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity other than a partnership for federal income tax purposes.

        General Partner hereby acknowledges that its agreements contained herein are an inducement to the Lenders, the Administrative Agent and the Collateral Agent entering into the Credit Agreement and that this letter is, and shall be deemed to be, a Loan Document.

Exhibit R--1

        THIS LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

Very truly yours,
US SHIPPING GENERAL PARTNER LLC
By:
Name:
Title:

Exhibit R--2

QuickLinks

  Exhibit 10.16
TABLE OF CONTENTS
ARTICLE IV CERTAIN LIBO RATE AND OTHER PROVISIONS
ARTICLE V CONDITIONS TO BORROWING
ARTICLE VI REPRESENTATIONS AND WARRANTIES
ARTICLE VII COVENANTS
ARTICLE VIII EVENTS OF DEFAULT
ARTICLE IX THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER, ARRANGER AND COLLATERAL AGENT
ARTICLE X MISCELLANEOUS PROVISIONS
  SCHEDULE II
  EXHIBIT A
FORM OF REVOLVING NOTE
REVOLVING LOANS AND PRINCIPAL PAYMENTS
  EXHIBIT B
FORM OF TERM NOTE
TERM LOANS AND PRINCIPAL PAYMENTS
  EXHIBIT C
FORM OF BORROWING REQUEST
  EXHIBIT D
FORM OF CONTINUATION/CONVERSION NOTICE
  EXHIBIT E
  ANNEX 1
U.S. SHIPPING PARTNERS L.P. SECOND AMENDED AND RESTATED CREDIT AGREEMENT STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION AGREEMENT
  EXHIBIT G
AMENDED AND RESTATED FIRST PREFERRED [FLEET] [SHIP] MORTGAGE
ARTICLE I Particular Representations, Warranties and Covenants of Mortgagor
ARTICLE II Events of Default and Remedies of Mortgage
ARTICLE III Possession Until Default
ARTICLE IV Miscellaneous Provisions
ACKNOWLEDGMENT
ACKNOWLEDGMENT
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D27
  EXHIBIT H
FORM OF PLEDGE AGREEMENT AND IRREVOCABLE PROXY
ACKNOWLEDGMENT
  EXHIBIT I-1
FORM OF SECURITY AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II SECURITY INTEREST
ARTICLE III REPRESENTATIONS AND WARRANTIES
ARTICLE IV COVENANTS
ARTICLE V THE AGENT
ARTICLE VI REMEDIES
ARTICLE VII MISCELLANEOUS PROVISIONS
  EXHIBIT I-2
FORM OF [FIRST]1 [SECOND]2 AMENDMENT TO SECURITY AGREEMENT
  EXHIBIT J
FORM OF GUARANTY
  EXHIBIT M
FORM OF SOLVENCY CERTIFICATE OF U.S. SHIPPING PARTNERS L.P., U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHEMICAL PIONEER LLC, USCS CHARLESTON CHARTERING LLC, USCS CHARLESTON LLC AND USCS ATB LLC
  EXHIBIT N
FORM OF ADDITIONAL LENDER CERTIFICATE
  EXHIBIT O
FORM OF LENDER ADDENDUM AGREEMENT
  Schedule I
  EXHIBIT P
FORM OF EXEMPTION CERTIFICATE
  EXHIBIT Q
PROJECTIONS
  EXHIBIT R
FORM OF GENERAL PARTNER LETTER